                                                                    EXHIBIT 10.1


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                                  $100,000,000

                                CREDIT AGREEMENT

                                      AMONG

                            SIGNATURE RESORTS, INC.,

                          CERTAIN LENDERS PARTY HERETO,

              NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE LENDER,

                                       AND

                    SOCIETE GENERALE, AS DOCUMENTATION AGENT



                                FEBRUARY 18, 1998







================================================================================

                                TABLE OF CONTENTS




                                                                                                       Page
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
                                    ARTICLE 1

                                   Definitions

Section 1.1       Defined Terms........................................................................  1
Section 1.2       Amendments and Renewals.............................................................. 25
Section 1.3       Construction......................................................................... 25

                                    ARTICLE 2

                                    Advances

Section 2.1       The Advances......................................................................... 25
Section 2.2       Manner of Borrowing and Disbursement................................................. 26
Section 2.3       Interest............................................................................. 28
Section 2.4       Fees................................................................................. 30
Section 2.5       Prepayments.......................................................................... 31
Section 2.6       Reduction of Commitment.............................................................. 31
Section 2.7       Non-Receipt of Funds by the Administrative Lender.................................... 32
Section 2.8       Payment of Principal of Advances..................................................... 32
Section 2.9       Reimbursement........................................................................ 32
Section 2.10      Manner of Payment.................................................................... 33
Section 2.11      LIBOR Lending Offices................................................................ 34
Section 2.12      Sharing of Payments.................................................................. 34
Section 2.13      Calculation of LIBOR Rate............................................................ 35
Section 2.14      Taxes................................................................................ 35
Section 2.15      Letters of Credit.................................................................... 38

                                    ARTICLE 3

                              Conditions Precedent

Section 3.1       Conditions Precedent to the Initial Advance and the Initial Issuance
                  of Letters of Credit................................................................. 44
Section 3.2       Conditions Precedent to All Advances and Letters of Credit........................... 46
Section 3.3       Conditions Precedent to Conversions and Continuations................................ 48

                                    ARTICLE 4

                         Representations and Warranties

Section 4.1       Representations and Warranties....................................................... 48
Section 4.2       Survival of Representations and Warranties, etc...................................... 57

                                    ARTICLE 5

                                General Covenants

Section 5.1       Preservation of Existence and Similar Matters........................................ 57
Section 5.2       Business; Compliance with Applicable Law............................................. 57
Section 5.3       Maintenance of Properties............................................................ 57
Section 5.4       Accounting Methods and Financial Records............................................. 58
Section 5.5       Insurance............................................................................ 58
Section 5.6       Payment of Taxes and Claims.......................................................... 58
Section 5.7       Visits and Inspections............................................................... 58
Section 5.8       Use of Proceeds...................................................................... 59
SECTION 5.9       INDEMNITY............................................................................ 59
Section 5.10      Environmental Law Compliance......................................................... 60
Section 5.11      Further Assurances................................................................... 61
Section 5.12      Management of Projects............................................................... 62
Section 5.13      Obligations to Purchasers............................................................ 62
Section 5.14      Owners Associations.................................................................. 62
Section 5.15      Note Receivable Information.......................................................... 63
Section 5.16      Maintenance of Borrowing Base........................................................ 63

                                    ARTICLE 6

                              Information Covenants

Section 6.1       Borrowing Base Report................................................................ 64
Section 6.2       Eligible Notes Receivable Report..................................................... 64
Section 6.3       Quarterly Financial Statements and Information....................................... 65
Section 6.4       Annual Financial Statements and Information; Certificate of No
                  Default.............................................................................. 65
Section 6.5       Compliance Certificate............................................................... 66
Section 6.6       Copies of Other Reports and Notices.................................................. 66
Section 6.7       Notice of Litigation, Default and Other Matters...................................... 67
Section 6.8       ERISA Reporting Requirements......................................................... 67

                                    ARTICLE 7

                               Negative Covenants

Section 7.1       Indebtedness......................................................................... 68
Section 7.2       Liens................................................................................ 69
Section 7.3       Investments.......................................................................... 69
Section 7.4       Liquidation, Merger.................................................................. 70
Section 7.5       Sales of Assets...................................................................... 70
Section 7.6       Acquisitions......................................................................... 70
Section 7.7       Capital Expenditures................................................................. 71
Section 7.8       Restricted Payments.................................................................. 71
Section 7.9       Affiliate Transactions............................................................... 71
Section 7.10      Compliance with ERISA................................................................ 71
Section 7.11      Minimum Interest Coverage Ratio...................................................... 72
Section 7.12      Minimum Tangible Net Worth........................................................... 72
Section 7.13      Maximum Senior Debt to Total Capital................................................. 72
Section 7.14      Maximum Total Debt to Total Capital.................................................. 72
Section 7.15      Sale and Leaseback................................................................... 72
Section 7.16      Business............................................................................. 73
Section 7.17      Fiscal Year.......................................................................... 73
Section 7.18      Amendment of Organizational Documents................................................ 73
Section 7.19      Amendments and Waivers of Subordinated Debt.......................................... 73
Section 7.20      Use of Lenders' Name................................................................. 73
Section 7.21      Servicing and Collection Agreement................................................... 73
Section 7.22      Custodial Agreement.................................................................. 74
Section 7.23      Notes Receivable..................................................................... 74

                                    ARTICLE 8

                                     Default

Section 8.1       Events of Default.................................................................... 74
Section 8.2       Remedies............................................................................. 77

                                    ARTICLE 9

                            Changes in Circumstances

Section 9.1       LIBOR Basis Determination Inadequate................................................. 78
Section 9.2       Illegality........................................................................... 78
Section 9.3       Increased Costs...................................................................... 79
Section 9.4       Effect On Base Rate Advances......................................................... 80

Section 9.5       Capital Adequacy..................................................................... 80
Section 9.6       Replacement Lender................................................................... 80

                                   ARTICLE 10

                             Agreement Among Lenders

Section 10.1      Agreement Among Lenders.............................................................. 81
Section 10.2      Lender Credit Decision............................................................... 84
Section 10.3      Benefits of Article.................................................................. 84

                                   ARTICLE 11

                                  Miscellaneous

Section 11.1      Notices.............................................................................. 84
Section 11.2      Expenses............................................................................. 85
Section 11.3      Waivers.............................................................................. 86
Section 11.4      Calculation by the Lenders Conclusive and Binding.................................... 86
Section 11.5      Set-Off.............................................................................. 87
Section 11.6      Assignment........................................................................... 87
Section 11.7      Counterparts......................................................................... 89
Section 11.8      Severability......................................................................... 89
Section 11.9      Interest and Charges................................................................. 89
Section 11.10     Headings............................................................................. 90
Section 11.11     Amendment and Waiver................................................................. 90
Section 11.12     Exception to Covenants............................................................... 90
Section 11.13     No Liability of Issuing Bank......................................................... 90
Section 11.14     Confidentiality...................................................................... 91
Section 11.15     No Liability of Lenders to Purchasers................................................ 92
SECTION 11.16     GOVERNING LAW........................................................................ 92
SECTION 11.17     WAIVER OF JURY TRIAL................................................................. 92
SECTION 11.18     ENTIRE AGREEMENT..................................................................... 92

Schedules and Exhibits

Schedule 1:       LIBOR Lending Offices
Schedule 2:       Existing Liens
Schedule 3:       Existing Litigation and Material Liabilities
Schedule 4:       Subsidiaries
Schedule 5:       Existing Investments
Schedule 6:       Existing Indebtedness
Schedule 7:       Qualification and Good Standing
Schedule 8:       Intellectual Property and Disputes Relating Thereto
Schedule 9:       Labor Relations
Schedule 10:      List of Specified Resorts




Exhibit A:        Revolving Credit Note
Exhibit B:        Swing Line Note
Exhibit C:        Security Agreement
Exhibit D:        Borrowing Base Report
Exhibit E:        Compliance Certificate
Exhibit F:        Assignment Agreement
Exhibit G:        Subsidiary Guaranty
Exhibit H:        Notice of Borrowing
Exhibit I:        Assignment of Pledged Documents

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is dated as of February 18, 1998, among SIGNATURE RESORTS, INC., a Maryland corporation (the "Borrower"), the Lenders from time to time party hereto, NATIONSBANK OF TEXAS, N.A., a national banking association, as administrative agent for the Lenders, and SOCIETE GENERALE, as documentation agent for the Lenders.


                                   BACKGROUND

         The Lenders have been requested to provide the Borrower the funds required to (a) refinance certain existing debt of the Borrower and its Subsidiaries (as hereinafter defined), (b) finance acquisitions permitted hereunder, (c) finance eligible mortgage loans, and (d) finance the ongoing working capital and general corporate requirements of the Borrower and its Subsidiaries. The Lenders have agreed to provide such financing, subject to the terms and conditions set forth below.

         In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1

                                   Definitions

        Section 1.1 Defined Terms. For purposes of this Agreement:

         "Acquisition" means any transaction pursuant to which the Borrower or any of its Subsidiaries, (a) whether by means of a capital contribution or purchase or other acquisition of Capital Stock, (i) acquires more than 50% of the Capital Stock in any Person pursuant to a solicitation by the Borrower or such Subsidiary of tenders of Capital Stock of such Person, or through one or more negotiated block, market, private or other transactions, or a combination of any of the foregoing, or (ii) makes any corporation a Subsidiary of the Borrower or such Subsidiary, or causes any corporation, other than a Subsidiary of the Borrower or such Subsidiary, to be merged into the Borrower or such Subsidiary (or agrees to be merged into any other corporation other than a wholly-owned Subsidiary (excluding directors' qualifying shares) of the Borrower or such Subsidiary), or (b) purchases all or substantially all of the business or assets of any Person or of any operating division of any Person.

         "Administrative Lender" means NationsBank of Texas, N.A., a national banking association, as administrative agent for Lenders, or such successor administrative agent appointed pursuant to Section 10.1(b) hereof.

         "Advance" means a Revolving Credit Advance or a Swing Line Advance and "Advances" means Revolving Credit Advances and Swing Line Advances.

         "Affiliate" means, as applied to any Person, any other Person that, directly or indirectly, through one or more Persons, Controls or is Controlled By or Under Common Control with, that Person.

         "Agreement" means this Credit Agreement, as amended, modified, supplemented or restated from time to time.

         "Agreement Date" means the date of this Agreement.

         "Applicable Environmental Laws" means applicable laws pertaining to health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended from time to time, "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, "RCRA").

         "Applicable Law" means (a) in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, "Applicable Law" shall mean the laws of the United States of America, including without limitation 12 USC Sections 85 and 86(a), as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Art. 1H, if applicable, and if Art. 1H is not applicable, Art. 1D and any other statute of the State of Texas prescribing maximum rates of interest with respect to extensions of credit; provided that the parties hereto agree that the provisions of Chapter 346 of the Texas Finance Code, as amended, shall not apply to Advances, this Agreement, the Notes or any other Loan Documents.

         "Applicable LIBOR Rate Margin" means the following per annum percentages, applicable in the following situations:


                                      Applicability                                           Percentage
                                      -------------                                           ----------
             (a)      Sum of (i) aggregate outstanding Advances and                             1.375%
                      (ii) aggregate Reimbursement Obligations is greater
                      than or equal to 75% of Eligible Notes Receivable



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

              (b)      Sum of (i) aggregate outstanding Advances and                             1.125%
                      (ii) aggregate Reimbursement Obligations is greater
                      than or equal to 65% but less than 75% of Eligible
                      Notes Receivable

             (c)      Sum of (i) aggregate outstanding Advances and                             0.875%
                      (ii) aggregate Reimbursement Obligations is less than
                      65% of Eligible Notes Receivable


The Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a monthly basis, retroactively as of the first day of each month and for such month, based upon the aggregate outstanding Advances and Reimbursement Obligations as of the last day of the immediately preceding month and the Eligible Notes Receivable as of the last day of the immediately preceding month (as reflected in the Borrowing Base Report, as of the last day of such month, to be delivered to the Lenders pursuant to Section
6.1 hereof).

         "Art. 1D" means Article 5069-1D, Title 79, Revised Civil Statutes of Texas, 1925, as amended.

         "Art. 1H" means Article 5069-1H, Title 79, Revised Civil Statutes of Texas, 1925, as amended.

         "Art. 1.04" means Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, as amended.

         "Assignees" means any assignee of a Lender pursuant to an Assignment Agreement and shall have the meaning ascribed thereto in Section 11.6 hereof.

         "Assignment Agreement" has the meaning specified in Section 11.6 hereof.

         "Assignment of Pledged Documents" means an Assignment of Pledged Documents, in substantially the form of Exhibit I hereto, pursuant to which the Borrower and each Restricted Subsidiary transfers and assigns to the Administrative Lender (for the benefit of the Lenders), all of the right, title and interest of the Borrower and each Restricted Subsidiary in and to each Note Receivable and the other Pledged Documents with respect to each such Note Receivable, free and clear of all Liens, as security for the Obligations.

         "Authorized Signatory" means such senior personnel of the Borrower as may be duly authorized and designated in writing by the Borrower to execute documents, agreements and instruments on behalf of the Borrower, and to request Advances and Letters of Credit hereunder.

         "Average Quarterly Delinquency Rate" means the ratio (expressed as a percentage), calculated on a monthly basis as of the last day of each month, of
(i) the aggregate outstanding principal balance, as of the date of calculation, of all notes receivable of the Borrower and its Subsidiaries generated from, or attributable to, the Specified Resorts, with respect to which notes receivable any scheduled payment is more than sixty (60) days past due, to (ii) the aggregate outstanding principal balance, as of the date of calculation, of all notes receivable of the Borrower and its Subsidiaries generated from, or attributable to, the Specified Resorts; provided, however, that notes receivable of the Borrower or of any Subsidiary that are, at the time of such calculation, included in any Securitization shall be excluded entirely from the foregoing calculation.

         "Base Rate Advance" means any Advance bearing interest at the Base Rate Basis.

         "Base Rate Basis" means, for any day, a per annum interest rate equal to the higher of (a) the sum of (i) 0.50% plus (ii) the Federal Funds Rate on such day or (b) the Prime Rate on such day. The Base Rate Basis shall be adjusted automatically without notice as of the opening of business on the effective date of each change in the Prime Rate or the Federal Funds Rate, as the case may be, to account for such change.

         "Borrower" has the meaning specified in the introductory provision hereof.

         "Borrowing Base" means, the following amounts, during the following periods of time and under the following circumstances:

                           (i) during the period of time from the Agreement Date
through, and including, the date of consummation of the first Securitization to be consummated by the Borrower after the Agreement Date, the Borrowing Base shall be an amount equal to 85% of the aggregate unpaid principal balance, at the time in question, of Eligible Notes Receivable;

                           (ii) during the period of time from the date of
consummation of the first Securitization to be consummated by the Borrower after the Agreement Date through, and including, the date of consummation of the second Securitization to be consummated by the Borrower after the Agreement Date, the Borrowing Base shall be an amount equal to the lesser of (i) 85% of the aggregate unpaid principal balance, at the time in question, of Eligible Notes Receivable and (ii) an amount equal to the product of (x) 100%, minus two
(2) times the Credit Enhancement Percentage with respect to such Securitization and (y) the aggregate unpaid principal amount, at the time in question, of Eligible Notes Receivable; and

                           (iii) thereafter, the Borrowing Base shall be an
amount equal to the lesser of (i) 85% of the aggregate unpaid principal balance, at the time in question, of Eligible Notes Receivable and (ii) an amount equal to the product of (x) 100%, minus two (2) times the maximum Credit Enhancement Percentage with respect to the Borrower's two most recent Securitizations and
(y) the aggregate unpaid principal amount, at the time in question, of Eligible Notes Receivable.

         "Borrowing Base Report" means a report, signed by an Authorized Signatory, in substantially the form of Exhibit D, appropriately completed.

         "Business Day" means a day on which commercial banks are open (a) for the transaction of business in Dallas, Texas and New York, New York, and, (b) with respect to any LIBOR Advance, for the transaction of international business (including dealings in U.S. dollar deposits) in London, England.

         "Capital Expenditures" means, for any period, expenditures made by the Borrower and the Restricted Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements during such period and the aggregate amount of items leased or acquired under Capitalized Lease Obligations at the cost of the item, but excluding capital expenditures made with insurance proceeds to the extent used to replace or repair damaged fixed assets, plant and equipment) computed in accordance with GAAP, consistently applied, provided however, that the term "Capital Expenditures" shall not include (i) Investments permitted hereunder, (ii) Acquisitions permitted hereunder or (iii) expenditures made by the Borrower or the Restricted Subsidiaries to acquire or construct time-share residential real estate projects that are acquired or constructed for the purpose of creating, maintaining or enhancing the Borrower's inventory of Time-Share Interests.

         "Capital Stock" means, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, and each class of partnership interest (including, without limitation, general, limited and preference units) in any Person that is a partnership.

         "Capitalized Lease Obligations" means that portion of any obligation of the Borrower or any Restricted Subsidiary as lessee under a lease which at the time are recorded as capitalized lease obligations on the balance sheet of the Borrower or such Restricted Subsidiary prepared in accordance with GAAP.

         "Cash and Cash Equivalents" means with respect to the Borrower and each Restricted Subsidiary (a) cash (which, after the occurrence of an Event of Default, shall exclude any cash proceeds of Accounts), (b) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (c) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) entered into with any financial institution meeting the qualifications specified in clause (c) above, (e) commercial paper issued by any Lender or the parent corporation of any Lender, and commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., a New York corporation, or

P-1 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing within six months after the date of acquisition, and (f) a readily redeemable "money market mutual fund" advised by a bank described in clause (c) hereof, or an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (e) hereof and having on the date of such Investment total assets of at least One Hundred Million Dollars ($100,000,000.00).

         "Change of Control" means the occurrence of any of the following events after the Agreement Date: (a) any Person or any Persons acting together which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision thereto, other than the Group whose nominees constituted a majority of the board of directors of the Borrower as of the close of business on the Agreement Date, together with any Affiliates or Related Persons thereof, shall beneficially own (as defined in Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act or any successor provision thereto) at least 30% of the aggregate voting power of all classes of Capital Stock of the Borrower entitled to vote generally in the election of directors of the Borrower; (b) any Person or Group, other than any Person or Group whose nominees constituted a majority of the board of directors of the Borrower as of the close of business on the Agreement Date, together with any Affiliates or Related Persons thereof, shall succeed in having sufficient of its or their nominees elected to the Board of Directors of the Borrower, such that such nominees, when added to any existing director remaining on the Board of Directors of the Borrower after such election who is an Affiliate or Related Person of such Group, shall constitute a majority of the Board of Directors of the Borrower; or
(c) any "change of control" or "change in control" or similar term howsoever defined in any agreement governing any other Indebtedness of the Borrower or any of its Subsidiaries.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means any collateral granted at any time by any Person to the Administrative Lender for the benefit of the Lenders to secure the Obligations.

         "Collateral Document" means any document under which Collateral is granted and any document related thereto.

         "Commitment Fee" has the meaning specified in Section 2.4(a) hereof.

         "Commitment" means $100,000,000, as reduced from time to time pursuant to Section 2.6 hereof.

         "Compliance Certificate" means a certificate, signed by an Authorized Signatory, in substantially the form of Exhibit E, appropriately completed.

         "Control" or "Controlled By" or "Under Common Control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, however, that in any event any Person which beneficially owns, directly or indirectly, 10% or more (in number of votes) of the securities having ordinary voting power for the election of directors of a corporation shall be conclusively presumed to control such corporation.

         "Controlled Group" means as of the applicable date, as to any Person not an individual, all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) which are under common control with such Person and which, together with such Person, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code; provided, however, that the Subsidiaries of the Borrower shall be deemed to be members of the Borrower's Controlled Group.

         "Credit Enhancement Percentage" means, with respect to the Securitization in question, the highest overall credit enhancement (expressed as a percentage) that was, or would have been, required in order to attain a "BBB" rating (or its equivalent) by the applicable rating agency(ies) involved on all securities issued in connection with such Securitization (assuming that all securities that were issued in connection therewith were so rated), as such Credit Enhancement Percentage shall be communicated to the Administrative Lender by such rating agency(ies); provided, however, that if such Credit Enhancement Percentage shall, for any reason whatsoever, not be communicated to the Administrative Lender by such rating agency(ies) with respect to any such Securitization, the Administrative Lender shall determine such Credit Enhancement Percentage with respect to such Securitization based upon the information available to the Administrative Lender at such time.

         "Custodial Agreement" means collectively, one or more agency and custodial agreement(s) among the Borrower, each Restricted Subsidiary that owns any of the Notes Receivable included, from time to time, in the Borrowing Base, the Administrative Lender and the Custodian, providing for the maintenance of the Pledged Documents, as such agreement(s) may, from time to time, be amended, modified, supplemented and/or restated with the written consent of the Administrative Lender.

         "Custodian" means LaSalle National Bank or such other Person(s) as may be designated from time to time by the Administrative Lender, following notice thereof to the Borrower, to maintain physical possession of the Pledged Documents.

         "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief Laws affecting the rights of creditors generally from time to time in effect.

         "Deed of Trust" means any deed of trust or mortgage executed and delivered by a Purchaser, encumbering all the right, title and interest of each such Purchaser in and to its purchased Time-Share Interest as security for the Purchaser's obligations under any Note Receivable.

         "Default" means an Event of Default and/or any of the events specified in Section 8.1, regardless of whether there shall have occurred any passage of time or giving of notice that would be necessary in order to constitute such event an Event of Default.

         "Default Rate" means a simple per annum interest rate equal to (a) with respect to Base Rate Advances the lesser of (i) the Highest Lawful Rate or (ii) the Prime Rate plus 2.00% or (b) with respect to LIBOR Advances, the lesser of
(i) the Highest Lawful Rate or (ii) the LIBOR Basis plus 2% in excess of the Applicable Rate Margin then in effect.

         "Determining Lenders" means, on any date of determination, any combination of the Lenders having more than 50% of the aggregate amount of the Advances (which for purposes of the calculation shall include for each Lender an amount equal to the product of such Lender's Specified Percentage multiplied by the aggregate amount of Swing Line Advances outstanding) then outstanding; provided, however, that if there are no Advances outstanding hereunder, "Determining Lenders" shall mean any combination of Lenders whose Specified Percentages aggregate more than 50%.

         "Dividend" means, as to any Person, (a) any declaration or payment of any dividend (other than a stock dividend) on, or the making of any distribution on account of, any shares of Capital Stock of, or other similar interest in, such Person and (b) any purchase, redemption, or other acquisition or retirement for value of any shares of Capital Stock of, or similar interest in, such Person.

         "Dollar" or "$" means the lawful currency of the United States of America.

         "Domestic Subsidiary" means any Subsidiary of the Borrower other than a Foreign Subsidiary.

         "EBIT" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and the Restricted Subsidiaries, the sum of
(a) Pretax Net Income (excluding therefrom, to the extent included in determining Pretax Net Income, any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets), plus (b) interest expense, plus (c) non-recurring charges incurred as a result of business combinations utilizing the pooling accounting method to the extent that such charges would be permitted to be capitalized utilizing the purchase accounting method.

         "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) EBIT plus (b) depreciation, amortization and other non-cash charges (to the extent included in determining EBIT).

         "Eligible Notes Receivable" means at the time of any determination thereof, the Notes Receivable of the Borrower and the Restricted Subsidiaries (at least 85% of which the Purchasers in respect thereof are residents of the United States, Puerto Rico, the United States Virgin Islands or Canada) which are reasonably acceptable to the Determining Lenders in their discretion for the purposes of determining the Borrowing Base and as to which the following requirements have been fulfilled with respect to each Note Receivable:

         (a) The Borrower or a Restricted Subsidiary has lawful and absolute title to such Note Receivable;

         (b) The interests of the Borrower or the applicable Restricted Subsidiary(ies) in such Note Receivable and the Pledged Documents relating thereto are subject to a first priority security interest in favor of the Administrative Lender pursuant to the Collateral Documents, prior to the rights of, and enforceable against, all other Persons;

         (c) The Note Receivable shall not have a term of greater than one-hundred twenty (120) months and the Note Receivable shall be payable in equal monthly payments in amounts sufficient to repay in full the principal balance thereof and accrued interest thereon during such term; provided, however, that Notes Receivable having terms greater than one-hundred twenty
(120) months but not greater than one-hundred eighty (180) months may be included as Eligible Notes Receivable to the extent that such longer term Notes Receivable otherwise satisfy the criteria for inclusion as Eligible Notes Receivable and the aggregate outstanding principal balance of such longer term Notes Receivable does not, at any time, exceed fifteen percent (15%) of the aggregate outstanding principal balance of all Eligible Note Receivable included in the Borrowing Base;

         (d) The Purchaser in respect of such Note Receivable shall have timely made at least the first regularly scheduled installment payment due thereon;

         (e) The Purchaser in respect of such Note Receivable has made a cash down payment of at least ten percent (10%) of the aggregate actual purchase price of all Time-Share Interests purchased by such Purchaser, all of the Notes Receivable with respect to such Purchaser qualify as, and are included as, Eligible Notes Receivable and as Collateral hereunder and no part of such cash down payment by such Purchaser has been made or loaned to the Purchaser by the Borrower or any of its Subsidiaries or an Affiliate of the Borrower or any of its Subsidiaries;

         (f) The terms of such Note Receivable have not been restructured, rewritten or otherwise modified in any manner that would reduce the interest rate with respect thereto, reduce the principal amount thereof, reduce the amount of any scheduled payment(s) with respect thereto, extend the maturity date thereof (unless such extension was granted solely for the purpose of upgrading the applicable Purchaser to a larger Unit and/or an additional Time-Share Interest in the Project), release or impair any collateral securing same, release or impair any obligations or duties of any Purchaser with respect thereto or in any manner that would otherwise result in such Note Receivable not qualifying as an Eligible Note Receivable hereunder;

         (g) No installment of such Note Receivable is more than fifty-nine (59) days past due;

         (h) The Unit in respect of such Note Receivable has been completed, developed, and furnished pursuant to the specifications provided in the Purchase Documents or a certificate of occupancy or a bond insuring the completion thereof has been posted;

         (i) The Purchaser is not an Affiliate of, related to or employed by, the Borrower or any of its Subsidiaries nor is the Purchaser in default under any Note Receivable or other obligation of such Purchaser to the Borrower or to any of the Borrower's Subsidiaries;

         (j) The Note Receivable is free and clear of all Liens, and subject to no claims of rescission, invalidity, unenforceability, illegality, defense, discount, offset or counterclaim;

         (k) The Purchaser in respect of such Note Receivable has no right to rescind the purchase of the Time-Share Interest;

         (l) All sales and financing documents relating to the Note Receivable have been executed and delivered to the Administrative Lender and have not been modified from the standard forms theretofore approved by the Administrative Lender;

         (m) The terms of such Note Receivable and all related instruments comply with all Laws;

         (n) The Note Receivable is recognized on the books of the Borrower or the applicable Restricted Subsidiary, as applicable, as a bona fide sale of a fee simple interest time-share estate in one or more Time-Share Interests, and such sale is evidenced by Purchase Documents and secured by a first priority mortgage or deed of trust on the purchased Time-Share Interest, which mortgage or deed of trust has been assigned of record by the Borrower or the applicable Restricted Subsidiary to the Administrative Lender;

         (o) The Time-Share Interest purchased and to which the Note Receivable relates is not subject to any Lien (other than Liens for ad valorem taxes that are not yet due and payable, Liens for association assessments that are not yet due and payable and Liens in favor of the Administrative Lender), and either (i) the Unit with respect to the Time-Share Interest purchased and to which such Note Receivable relates is not subject to any Lien (other than Liens for ad valorem taxes that are not yet due and payable, Liens for association assessments that are not yet due and payable and Liens in favor of the Administrative Lender) or (ii) the Time-Share Interest purchased and to which the Note Receivable relates has been permanently and irrevocably released from any such Lien (including, without limitation, any after-acquired property provisions thereof) with respect to such Unit;

         (p) The Deed of Trust securing the Note Receivable is insured under a mortgagee title insurance policy in favor of the Administrative Lender acceptable to the Administrative Lender, subject only to those exceptions to title as the Administrative Lender approves;

         (q) Payments under the Note Receivable are to be in legal tender of the United States;

         (r) The Note Receivable and the other Purchase Documents are valid, genuine and enforceable against the Purchaser;

         (s) The Purchaser in respect of the Note Receivable has not assigned his or her obligations under such Note Receivable or rights in the applicable Time-Share Interest, except to the extent that any such Purchaser has assigned its interest in a Time-Share Interest to such Purchaser's former spouse in connection with divorce proceedings between such Purchaser and such former spouse or to a member of such Purchaser's immediate family and, in either case, such Purchaser remains primarily liable with respect to such Note Receivable;

         (t) The payments due under such Note Receivable have been made by the Purchaser in respect thereof and not by the Borrower or any of its Subsidiaries or any Affiliate of the Borrower or any of its Subsidiaries on such Purchaser's behalf;

         (u) The Purchaser in respect of such Note Receivable is not subject to any Debtor Relief Laws and is not an adverse party in any Litigation (and has not threatened any Litigation) with the Borrower or any of its Subsidiaries or any Lender;

         (v) The Borrower or the applicable Restricted Subsidiary, as applicable, has performed all of its obligations to the Purchasers in respect of such Note Receivable, and there shall be no executory obligations to such Purchaser to be performed by the Borrower or the applicable Restricted Subsidiary; and

         (w) The Project containing the Unit subject to such Note Receivable is located in the United States of America or in such other jurisdiction(s) as may, from time to time, be designated in writing by the Determining Lenders.

         "Equity" means shares of capital stock or partnership, profits, capital or member interest, or options, warrants or any other right to subscribe for or otherwise acquire capital stock or a partnership, profits, capital or member interest, of the Borrower or any Subsidiary of the Borrower.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation promulgated thereunder.

         "ERISA Event" means, with respect to the Borrower and its Subsidiaries,
(a) a Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC pursuant to regulations issued under
Section 4043 of ERISA), (b) the withdrawal of any such Person or any member of its Controlled Group from a Plan subject to Title IV of ERISA during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC,
(e) the failure to make required contributions which could result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA, or
(f) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

         "Event of Default" means any of the events specified in Section 8.1, provided that any requirement for notice or lapse of time has been satisfied.

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average of the quotations for the day for such transactions received by the Administrative Lender from three Federal funds brokers of recognized standing selected by it.

         "Fee Letter" has the meaning specified in Section 2.4(b) hereof.

         "Foreign Subsidiary" means any Subsidiary of the Borrower which is not organized under the laws of any state of the United States of America, the District of Columbia or the United States Virgin Islands.

         "GAAP" means generally accepted accounting principles applied on a consistent basis, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors which are applicable in the circumstances as of the date in question. The requirement that such principles be applied on a consistent basis shall mean that the accounting principles applied in a current period are comparable in all material respects to those applied in a preceding period.

         "Guarantor" means each direct and indirect Restricted Domestic Subsidiary of the Borrower and each direct and indirect Restricted Foreign Subsidiary of the Borrower which has executed a Subsidiary Guaranty.

         "Guaranty" or "Guaranteed", means (a) as applied to an obligation of another Person, (i) a guaranty, direct or indirect, in any manner, of any part or all of such obligation, and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation, including, without limiting the foregoing, any reimbursement obligations with respect to amounts which may be drawn by beneficiaries of outstanding letters of credit and (b) an agreement, direct or indirect, contingent or otherwise, to maintain the net worth, working capital, earnings or other financial performance of another Person; provided, however, Guaranty does not mean (y) the endorsement of instruments for collection or deposit in the ordinary course of business and (z) customary indemnities given in connection with asset sales in the ordinary course of business.

         "Hedge Agreements" means any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, swap or collar protection agreements, and forward rate currency or interest rate options, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

         "Highest Lawful Amount" means at the particular time in question the maximum amount of interest which, under Applicable Law, the Lenders are then permitted to charge on the Obligations at the Highest Lawful Rate.

         "Highest Lawful Rate" means at the particular time in question the maximum rate of interest which, under Applicable Law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be (a) the weekly rate ceiling described in and computed in accordance with the provisions of Art. 1H, or (b) either the quarterly ceiling or the annualized ceiling computed pursuant to Art. 5069-ID.008, Title 79, Revised Civil Statutes of Texas, as amended; provided, however, that at any time the weekly rate ceiling, the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Art. 5069-1D.009(a) and
(b), Title 79, Revised Civil Statutes of Texas, as amended, shall control for purposes of such determination, as applicable.

         "Indebtedness" means, with respect to any Person, without duplication,
(a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations issued or assumed as the deferred purchase price of property or services, (e) all obligations secured by any Lien on any property or asset owned by such Person (other than accounts payable arising in the ordinary course of business), whether or not the obligation secured thereby shall have been assumed (provided that, unless such obligations shall have been assumed, for purposes of this definition the amount of such Indebtedness at any time shall be deemed to equal the fair market value of such property or asset at such time), (f) the principal portion of all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP, (g) to the extent not otherwise included, all Capitalized Lease Obligations of such Person, all obligations of any general partnership, joint venture or other Person to the extent that the Person in question is liable, whether contractually, as a matter of applicable law or otherwise, for such obligations, all obligations in respect of letters of credit, bankers' acceptances and similar instruments, all obligations under Hedge Agreements, and all obligations in respect of payment, performance and similar bonds, (h) the Net Exposure Under Securitizations, (i) an amount equal to eight times the annual rental payment(s) under, or in connection with, any Operating Lease entered into as part of, or in connection with, any sale and leaseback transaction and (j) any Guaranty of such Person of any obligation of another Person constituting obligations of a type set forth above.

         "Indemnified Matters" has the meaning specified in Section 5.9(a) hereof.

         "Indemnitees" has the meaning specified in Section 5.9(a) hereof.

         "Intangible Assets" means those assets which are treated as intangible pursuant to GAAP, and in any event including, without limitation: (a) obligations, if any, owing by Affiliates to the Borrower or to any Restricted Subsidiary, (b) accounts, notes or mortgages receivable which are deemed by the Borrower, any of the Restricted Subsidiaries or the Administrative Lender to be uncollectible or which should be subject to a reserve for bad debts in accordance with GAAP or which are subject to claims or set-offs (to the extent of such claim or set-off); (c) leases and leasehold improvements; (d) any asset which is intangible or lacks intrinsic and marketable value or collectibility, including without limitation goodwill, noncompetition agreements, patents, copyrights, trademarks, franchises or organization or research and development costs; (e) organizational and experimental expense; and (f) unamortized debt discount and expense.

         "Interest Coverage Ratio" means the ratio of EBITDA to Interest Expense, calculated for the four consecutive fiscal quarters ending on the date of calculation.

         "Interest Expense" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and the Restricted Subsidiaries, interest expense (including interest expense pursuant to Capitalized Lease Obligations).

         "Interest Period" means the period beginning on the day any LIBOR Advance is made and ending one, two, three or six months thereafter (as the Borrower shall select); provided, however, that all of the foregoing provisions are subject to the following:

         (a) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless, with respect to a LIBOR Advance, the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

         (b) any Interest Period with respect to a LIBOR Advance that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

         (c) the Borrower may not select any Interest Period which ends after the Maturity Date.

         "Investment" means any acquisition of all or substantially all assets of any Person, or any direct or indirect purchase or other acquisition of, or beneficial interest in, capital stock or other securities of any other Person, or any direct or indirect loan, advance (other than loans or advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution to, or investment in any other Person, including without limitation the purchase of accounts receivable of any other Person.

         "Issuing Bank" means NationsBank of Texas, N.A., a national banking association, in its capacity as issuer of the Letters of Credit.

         "Law" means any statute, law, ordinance, regulation, rule, order, writ, injunction, or decree of any Tribunal.

         "Lender" means each financial institution shown on the signature pages hereof so long as such financial institution maintains a portion of the Commitment or is owed any part of the Obligations (including the Administrative Lender in its individual capacity), and each Assignee that hereafter becomes a party hereto pursuant to Section 11.6 hereof, subject to the limitations set forth therein.

         "L/C Cash Collateral Account" has the meaning specified in Section 2.15(g) hereof.

         "L/C Related Documents" has the meaning specified in Section 2.15(e) hereof.

         "Letter of Credit" has the meaning specified in Section 2.15(a) hereof.

         "Letter of Credit Agreement" has the meaning specified in Section

2.15(b) hereof.

         "Letter of Credit Facility" has the meaning specified in Section 2.15(a) hereof.

         "LIBOR Advance" means an Advance which the Borrower requests to be made as a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of Section 2.2 hereof.

         "LIBOR Basis" means a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, or (b) the sum of the LIBOR Rate plus the Applicable LIBOR Rate Margin. The LIBOR Basis shall, with respect to LIBOR Advances subject to reserve or deposit requirements, be subject to premiums for such reserve or deposit requirements assessed by each Lender to the extent incurred by such Lender, which are payable directly to each Lender. Once determined, the LIBOR Basis shall remain unchanged during the applicable Interest Period.

         "LIBOR Lending Office" means, with respect to a Lender, the office designated as its LIBOR Lending Office on Schedule 1 attached hereto, and such other office of the Lender or any of its Affiliates hereafter designated by notice to the Borrower and the Administrative Lender.

         "LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "Lien" means, with respect to any property, any mortgage, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other similar encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

         "Litigation" means any proceeding, claim, lawsuit, arbitration, and/or investigation by or before any Tribunal, including, without limitation, proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, Tax or other Law, or under or pursuant to any contract, agreement or other instrument.

         "Loan Documents" means this Agreement, the Notes, the Security Agreements, any other Collateral Document, the Subsidiary Guaranty, the Administrative Lender Fee Letter, any Hedge Agreements entered into with any Lender, the Assignments of Pledged Documents, and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary of the Borrower or any other Person in connection herewith or as security for the Obligations.

         "Material Adverse Effect" means any act or circumstance or event that
(a) could reasonably be expected to be material and adverse to the business, financial condition, results of operations, or business prospects of the Borrower and its Restricted Subsidiaries taken as a whole, or (b) in any manner whatsoever does or could reasonably be expected to materially and adversely affect the validity or enforceability of any Loan Document.

         "Maturity Date" means February 17, 2001, or the earlier date of termination in whole of the Commitment pursuant to Section 2.6 or 8.2 hereof.

         "Multiemployer Plan" means, as to any Person, at any time, a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which such Person or any member of its Controlled Group is making, or is obligated to make contributions or has made, or been obligated to make, contributions within the past five (5) years.

         "NationsBank" means NationsBank of Texas, N.A., a national banking association, in its capacity as a Lender hereunder, but not in its capacity as Administrative Lender hereunder.

         "Necessary Authorization" means any right, franchise, license, permit, consent, approval or authorization from, or any filing or registration with, any Tribunal or any Person necessary or appropriate to enable the Borrower or any Subsidiary of the Borrower to maintain and operate its business and properties.

         "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset by any Person, the amount of cash received by such Person in connection with such transaction (including cash proceeds of any property received in consideration of any such sale, lease, transfer or other disposition) after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction or to the asset that is the subject thereof: (i) reasonable brokerage commissions, legal fees, finder's fees, financial advisory fees, accounting fees, underwriting fees, investment banking fees and other similar commissions and fees, in each case, to the extent paid or payable by such Person; (ii) filing, recording or registration fees or charges or similar fees or charges paid by such Person; (iii) taxes paid or payable by such Person or any shareholder, partner or member of such Person to governmental taxing authorities as a result of such sale or other disposition; and (iv) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness that is secured by a Lien on the asset in question and that is required to be repaid under the terms thereof as a result of such asset sale.

         "Net Exposure Under Securitization" means, for any date of calculation, the sum of (i) any and all obligations and liabilities of the Borrower or any Restricted Subsidiary under, or in connection with, any Securitization, as of such date of calculation, to the extent that same constitute liabilities of the Borrower or of such Restricted Subsidiary under GAAP or would, under GAAP, constitute liabilities of the Borrower or of such Restricted Subsidiary if such Securitization were treated as an on balance sheet transaction and (ii) the fair market value of any and all property of the Borrower or of any Restricted Subsidiary that is pledged or encumbered, or as to which the interest(s) of the Borrower or any Restricted Subsidiary are subordinated or otherwise impaired, as security for or as a credit enhancement or otherwise in connection with, any Securitization.

         "Net Income" means, with respect to any Person for any period, the net income (loss) of such Person, after provisions for taxes and extraordinary items, determined in accordance with GAAP.

         "Net Worth" means, as of any date of calculation, for the Borrower and the Restricted Subsidiaries, on a consolidated basis, determined in accordance with GAAP, the consolidated total stockholders' equity of the Borrower and the Restricted Subsidiaries.

         "Note Receivable" means a promissory note executed by a Purchaser in favor of the Borrower or a Restricted Subsidiary which has arisen out of the sale of a Time-Share Interest to a Purchaser, which note is secured by a Deed of Trust.

         "Notes" means, collectively, the Revolving Credit Notes and the Swing Line Note.

         "Notice of Borrowing" has the meaning specified in Section 2.2(a) hereof.

         "Notice of Issuance" has the meaning specified in Section 2.15(b) hereof.

         "Obligations" means (a) all obligations of any nature (whether matured or unmatured, fixed or contingent, including the Reimbursement Obligations) of the Borrower or any other Obligor to any Lender or the Administrative Lender under any of the Loan Documents as they may be amended from time to time, and
(b) all obligations of the Borrower or any other Obligor for losses, damages, expenses or any other liabilities of any kind that any Lender may suffer by reason of a breach by the Borrower or any other Obligor of any obligation, covenant or undertaking with respect to any Loan Document payable by the Borrower or any other Obligor under any Loan Document.

         "Obligor" means the Borrower and each Guarantor.

         "Operating Lease" means any operating lease, as defined in the Financial Accounting Standard Board Statement of Financial Accounting Standards No. 13, dated November, 1976 or otherwise in accordance with GAAP, of the Borrower and/or any of the Restricted Subsidiaries.

         "Participant" has the meaning specified in Section 11.6(c) hereof.

         "Participation" has the meaning specified in Section 11.6(c) hereof.

         "Payment Date" means the last day of the Interest Period for any LIBOR Advance.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Liens" means, as applied to any Person:

         (a) Any Lien in favor of the Lenders to secure the Obligations hereunder;

         (b) (i) Liens on real estate for ad valorem taxes not yet delinquent, and (ii) Liens for taxes, assessments, governmental charges, levies, homeowners' association dues or other claims that are not yet delinquent or that are being diligently contested in good faith by appropriate proceedings in accordance with
Section 5.6 hereof and for which adequate reserves shall have been set aside on such Person's books, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto;

         (c) Liens of carriers, landlords, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

         (d) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or similar legislation;

         (e) Easements, right-of-way, restrictions and other similar encumbrances on the use of real property which do not interfere in any material respect with the ordinary conduct of the business of such Person;

         (f) Liens in respect of judgments or awards for which appeals or proceedings for review are being prosecuted and in respect of which a stay of execution upon any such appeal or proceeding for review shall have been secured, provided that (i) such Person shall have established adequate reserves for such judgments or awards, (ii) such judgments or awards shall be fully insured (subject to customary deductibles) and the insurer shall not have denied coverage, or (iii) such judgments or awards shall have been bonded to the satisfaction of the Determining Lenders;

         (g) Any Liens which secure Indebtedness that is permitted by Section 7.1(b) hereof; provided, however, that (i) none of such Liens shall cover or apply to any of the Collateral, (ii) the fair market value of the property covered by any such Lien shall not, at the time of the grant or creation of such Lien, exceed, in the case of property other than notes receivable or accounts receivable, 200% of the principal amount of the Indebtedness secured by such Lien and (iii) none of such Liens shall secure any Subordinated Debt;

         (h) Liens arising from filing Uniform Commercial Code financing statements for precautionary purposes relating solely to true leases of personal property permitted by this Agreement under which the Borrower or any of its Subsidiaries is a lessee;

         (i) Any zoning or similar law or right reserved to or vested in any Tribunal to control or regulate the use of any real property;

         (j) Any Lien in favor of any Lender to secure any obligations owed to such Lender in respect of any Hedge Agreement;

         (k) Liens incurred or deposits made to secure the performance of bids, trade contracts (other than for Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; and

         (l) any replacements or renewals of Liens (but no increases in the Indebtedness secured thereby) permitted by clauses (h) and (i) hereof.

         "Person" means an individual, corporation, partnership, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA (including a Multiemployer Plan) pursuant to which any employees of the Borrower, its Subsidiaries or any member of their Controlled Group participate.

         "Pledged Documents" means, collectively, the Notes Receivable, the Deeds of Trust and the Purchase Documents.

         "Pretax Net Income" means net profit (or loss) before taxes of the Borrower and the Restricted Subsidiaries, on a consolidated basis, determined in accordance with GAAP.

         "Prime Rate" means, at any time, the prime interest rate announced or published by the Reference Lender from time to time as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by the Reference Lender as its "prime rate;" it being understood that such rate may not be the lowest rate of interest charged by the Reference Lender.

         "Projects" means those time-share residential real estate projects constructed by the Borrower or any of its Subsidiaries in which the Borrower or any of its Subsidiaries sells Time-

Share Interests and as to which any of the Notes Receivable generated therefrom constitute Collateral hereunder.

         "Purchase Documents" means any purchase agreement and related sale and escrow documents executed and delivered by a Purchaser to the Borrower or any of its Subsidiaries with respect to the purchase of a Time-Share Interest.

         "Purchaser" means a Person who purchases a Time-Share Interest in a Project from the Borrower or any of its Subsidiaries or any other obligor in respect of the Note Receivable executed in connection therewith.

         "Quarterly Date" means the last day of each March, June, September and December, beginning March 31, 1998.

         "Reference Lender" means NationsBank; provided that if the commitments of NationsBank hereunder shall terminate and if NationsBank shall have no Advances and Letters of Credit outstanding hereunder, NationsBank shall cease to be the Reference Lender, and Administrative Lender (after consultation with Borrower) shall, with notice to Borrower and Lenders, designate another Lender as the Reference Lender.

         "Reimbursement Obligations" means, in respect of any Letter of Credit as at any date of determination, the sum of (a) the maximum aggregate amount which is then available to be drawn under such Letter of Credit plus (b) the aggregate amount of all drawings under such Letter of Credit not theretofore reimbursed by the Borrower.

         "Related Person" means (a) any Affiliate of the Borrower, (b) any individual or entity who directly or indirectly holds 10% or more of any class of Capital Stock of the Borrower, (c) any relative of such individual by blood, marriage or adoption not more remote than first cousin and (d) any officer or director of the Borrower.

         "Release Date" means the date on which the Notes have been paid, all other Obligations due and owing have been paid and performed in full, and the Commitments have been terminated.

         "Reportable Event" has the meaning set forth in Section 4043(b) of ERISA.

         "Restricted Domestic Subsidiary" means each Domestic Subsidiary which has executed a Subsidiary Guaranty and has delivered to the Lenders such board resolutions, officer's certificates and opinions of counsel as the Administrative Lender shall have reasonably requested.

         "Restricted Foreign Subsidiary" means each Foreign Subsidiary (i) which either has executed and delivered a Subsidiary Guaranty or with respect to which at least 65% of whose Capital Stock has been pledged to the Administrative Lender, for the benefit of the Lenders, pursuant to documentation acceptable to the Administrative Lender and (ii) as to which the

Lenders have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Lender shall have reasonably requested.

         "Restricted Payments" means, collectively, (i) Dividends and (ii) any
(A) payment or prepayment of principal, premium or penalty on any Subordinated Debt of the Borrower or any Subsidiary of the Borrower or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any Subordinated Debt (including, without limitation, the setting aside of assets or the deposit of funds therefor) and (B) prepayment of interest on any Subordinated Debt.

         "Restricted Subsidiary" means any Restricted Domestic Subsidiary or any Restricted Foreign Subsidiary.

         "Revolving Credit Advance" means an Advance made pursuant to Section 2.1(a) hereof.

         "Revolving Credit Notes" means the promissory notes of the Borrower evidencing Revolving Credit Advances, substantially in the form of Exhibit A hereto, together with any extensions, renewals or amendments thereof or thereto, and any substitutions therefor.

         "Rights" means rights, remedies, powers and privileges.

         "Security Agreement" means any Collateral Transfer of Notes and Liens (Security Agreement), substantially in the form of Exhibit C hereto, as amended, modified, renewed, supplemented or restated from time to time.

         "Securitization" means a sale or hypothecation of Notes Receivable by the Borrower in which the proceeds thereof are utilized to repay in full all outstanding Advances attributable to such Notes Receivable pursuant to documentation reasonably acceptable to the Administrative Lender.

         "Securitization Subsidiary" means any subsidiary of the Borrower which is organized for the sole purpose of facilitating a Securitization and which performs no business and has no other assets outside of those necessary to consummate a Securitization.

         "Senior Debt" means, as of the date of any determination, the remainder of (a) Total Debt minus (b) Subordinated Debt.

         "Servicing Agent" means, collectively, the Person(s) that are initially named as the servicer(s) under the Servicing and Collection Agreement, or, should such Person(s) cease to act as Servicing Agent under the Servicing and Collection Agreement, such other entity as the Borrower and each Restricted Subsidiary that is a party to the Servicing and Collection Agreement may appoint with the prior written consent of the Administrative Lender.

         "Servicing and Collection Agreement" means, collectively, the Servicing and Collection Agreement(s), in such form as the Administrative Lender shall prescribe, to be made among the Borrower, each Restricted Subsidiary that owns any of the Notes Receivable included in the Borrowing Base, the Administrative Lender and the Servicing Agent, as from time to time modified, replaced or restated.

         "Solvent" means, with respect to any Person, that the fair value of the assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person.

         "Special Counsel" means the law firm of Donohoe, Jameson & Carroll, P.C., or such other legal counsel as the Administrative Lender may select.

         "Specified Percentage" means, as to any Lender, the percentage indicated beside its name on the signature pages hereof, or if applicable, specified in its most recent Assignment Agreement.

         "Specified Resorts" means, collectively, the time-share residential real estate projects described or referred to in Schedule 10 attached hereto.

         "Subordinated Debt" means, collectively, (i) the 5.75% Convertible Subordinated Notes, issued by the Borrower as of January 15, 1997, in the aggregate original principal amount of $138,000,000, due in 2007, (ii) the 9.75% Senior Subordinated Notes, issued by the Borrower as of August 1, 1997, in the aggregate original principal amount of $200,000,000, due October 1, 2007 and
(iii) any other Indebtedness of the Borrower or any Subsidiary of the Borrower having maturities and terms, and which is subordinated to payment of the Obligations in a manner, approved in writing by the Administrative Lender and the Determining Lenders, with only such changes or amendments as are not prohibited by Section 7.19 hereof.

         "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate or other Person of which (or in which) more than 50% of:

         (a) the outstanding capital stock having voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

         (b) the interest in the capital or profits of such partnership or joint venture,

         (c) the beneficial interest of such trust or estate, or

         (d) the equity interest of such other Person,

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries; provided, however, that (i) no Person shall be deemed to be a Subsidiary of the Borrower solely by virtue of the fact that certain shares of the stock of such Person have been pledged to the Borrower and (ii) the Securitization Subsidiary shall not be deemed to be a Subsidiary for purposes of this Agreement.

         "Subsidiary Guaranty" means a guaranty, substantially in the form of Exhibit G hereto, executed and delivered by each Guarantor, as such guaranty(ies) may be amended, supplemented, modified, renewed or otherwise restated from time to time.

         "Swing Line Advance" means an Advance made pursuant to Section 2.1(b) hereof.

         "Swing Line Bank" means NationsBank of Texas, N.A. and any successors thereto appointed in accordance with Section 10.1(b) hereof.

         "Swing Line Facility" has the meaning specified in Section 2.1(b) hereof.

         "Swing Line Note" means the Swing Line Note of the Borrower payable to the order of the Swing Line Bank, substantially in the form of Exhibit B hereto, together with any extensions, renewals or amendments thereof or thereto, and any substitutions therefor.

         "Tangible Net Worth" means the sum of the following for the Borrower and the Restricted Subsidiaries, on a consolidated basis, determined in accordance with GAAP, (a) Net Worth minus (b) the sum of the following (without duplication in respect of items already deducted in arriving at Net Worth):
Intangible Assets, and any write-up in the book value of assets resulting from revaluation thereof subsequent to December 31, 1996.

         "Taxes" has the meaning specified in Section 2.14 hereof.

         "Time-Share Interest" means an undivided fee simple ownership interest as tenants in common with all other Purchasers with respect to any Unit with respect to the exclusive right to use such Unit and the common areas for the Project with respect to such Unit for a specified length of time, on an annual or a biennial basis.

         "Total Capital" means, as of any date of determination, the sum of (a) Total Debt plus (b) Tangible Net Worth.

         "Total Debt" means, as of any date of determination, determined for the Borrower and the Restricted Subsidiaries on a consolidated basis, without duplication, (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business, (iv) obligations in respect of letters of credit, banker's acceptances and similar instruments, (v) obligations under Hedge Agreements, (vi) Capitalized Lease Obligations, (vii) obligations in respect of payment, performance and similar bonds, and (viii) Net Exposure Under Securitization.

         "Tribunal" means any state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision, agency, department, commission, board, bureau, or instrumentality of a governmental or other regulatory or public body or authority.

         "UCC" means the Uniform Commercial Code of Texas, as amended from time to time, and the Uniform Commercial Code applicable in such other states as any Collateral may be located.

         "Unit" means a residential unit in a Project as shown on the recorded condominium plat therefor or other evidence thereof, as required or permitted under applicable Law.

         "Unused Portion" means an amount equal to the result of (a) the Commitment minus (b) the sum of (i) the outstanding Revolving Credit Advances plus (ii) the outstanding Reimbursement Obligations in respect of the Letters of Credit.

         Section 1.2 Amendments and Renewals. Each definition of an agreement in this Article 1 shall include such agreement as amended to date, and as amended or renewed from time to time in accordance with its terms, but only with the prior written consent of the Determining Lenders or all the Lenders as required pursuant to Section 11.11 hereof.

         Section 1.3 Construction. The terms defined in this Article 1 (except as otherwise expressly provided in this Agreement) for all purposes shall have the meanings set forth in Section 1.1 hereof, and the singular shall include the plural, and vice versa, unless otherwise specifically required by the context. All accounting terms used in this Agreement which are not otherwise defined herein shall be construed in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, unless otherwise expressly stated herein.

                                    ARTICLE 2

                                    Advances

         Section 2.1 The Advances.

         (a) Revolving Credit Advances. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Revolving Credit Advances to the Borrower from time to time until the Maturity Date in an aggregate amount not to exceed its Specified Percentage of the Commitment less its Specified Percentage of the aggregate amount of all Reimbursement Obligations then outstanding (assuming compliance with all conditions to drawing), for the purposes set forth in Section 5.8 hereof. Subject to Section
2.9 hereof, Revolving Credit Advances may be repaid and then reborrowed. Notwithstanding any provision in any Loan Document to the contrary, in no event shall the principal amount of all outstanding Revolving Credit Advances exceed the lesser of (i) the result of (A) the Borrowing Base minus (B) the aggregate outstanding Reimbursement Obligations and Swing Line Advances and (ii) the Commitment. Any Revolving Credit Advance shall, at the option of the Borrower as provided in Section 2.2 hereof (and, in the case of LIBOR Advances, subject to the provisions of Article 9 hereof), be made as a Base Rate Advance or a LIBOR Advance; provided that there shall not be outstanding, at any one time, more than five LIBOR Advances.

         (b) The Swing Line Loans. The Borrower may request Swing Line Bank to make, and Swing Line Bank agrees to make, on the terms and conditions hereinafter set forth, advances ("Swing Line Advances") to the Borrower from time to time on any Business Day during the period from the date hereof until the Maturity Date in an aggregate amount not to exceed at any time outstanding the lesser of (i) the Commitment, less the sum of (A) the aggregate principal amount of Revolving Credit Advances then outstanding plus (B) the aggregate principal amount of all Reimbursement Obligations then outstanding, and (ii) $10,000,000 (assuming compliance with all conditions to drawing) (the "Swing Line Facility"). Each Swing Line Advance shall be in an amount not less than $100,000 and in multiples thereof. Each Swing Line Advance shall be a Base Rate Advance. Within the limits of the Swing Line Facility, Swing Line Advances may be repaid and then reborrowed.

         Section 2.2 Manner of Borrowing and Disbursement.

         (a) In the case of Base Rate Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Lender prior to 11:00 a.m., Dallas, Texas time, on the date of any proposed Base Rate Advance irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice, in substantially the form of Exhibit H hereto (a "Notice of Borrowing") (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow a Base Rate Advance hereunder. Such notice of borrowing shall specify the requested funding date, which shall be a

Business Day, and the amount of the proposed aggregate Base Rate Advances to be made by Lenders.

         (b) In the case of LIBOR Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Lender at least three Business Days' irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given) pursuant to a Notice of Borrowing, of its intention to borrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Lender prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to Article 9 hereof. For LIBOR Advances, the notice of borrowing shall specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate LIBOR Advances to be made by Lenders and the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Maturity Date, or prohibit or impair the Borrower's ability to comply with Section 2.5 or 2.8 hereof.

         (c) In the case of Swing Line Advances, the Borrower, through an Authorized Signatory, shall give the Swing Line Bank and the Administrative Lender prior to 12:00 noon, Dallas, Texas time, on the date of any proposed Swing Line Advance irrevocable written notice or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow or reborrow a Swing Line Advance. Such notice of borrowing shall specify the requested funding date, which shall be a Business Day, and the amount of the proposed Swing Line Advance.

         (d) Subject to Sections 2.1 and 2.9 hereof, the Borrower shall have the option (i) to convert at any time all or any part (subject to the requirements contained herein as to the minimum amounts of LIBOR Advances) of the outstanding Base Rate Advances to LIBOR Advances and all or any part of the outstanding LIBOR Advances to Base Rate Advances or (ii) upon expiration of any Interest Period applicable to a LIBOR Advance, to continue all or any portion of such LIBOR Advance equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a LIBOR Advance and the succeeding Interest Period(s) of such continued LIBOR Advance shall commence on the last day of the Interest Period of the LIBOR Advance to be continued; provided, however, (A) LIBOR Advances may only be converted into Base Rate Advances on the expiration date of the Interest Period applicable thereto and (B) notwithstanding anything in this Agreement to the contrary, no outstanding Advance may be continued as, or converted into, a LIBOR Advance when any Default or Event of Default has occurred and is continuing. At least two Business Days prior to a proposed conversion/continuation date, the Borrower, through an Authorized Signatory, shall give the Administrative Lender irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), stating (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Advance to be converted/continued, (iii) in the case of a conversion to, or a continuation of, a LIBOR Advance, the requested Interest Period, and (iv) in the case of a conversion of a Base Rate Advance to a LIBOR Advance or continuation of a LIBOR Advance, stating that no Default or Event of Default has occurred and is continuing. If the Borrower shall fail to give any notice in accordance with this Section 2.2(d), the Borrower shall be deemed irrevocably to have requested that such LIBOR Advance be converted to a Base Rate Advance in the same principal amount. Notice shall be given to the Administrative Lender prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required.

         (e) The aggregate amount of Base Rate Advances to be made by the Lenders on any day shall be in a principal amount which is at least $2,000,000 and which is an integral multiple of $500,000; provided, however, that such amount may equal the unused amount of the applicable Commitment. The aggregate amount of LIBOR Advances having the same Interest Period and to be made by the Lenders on any day shall be in a principal amount which is at least $5,000,000 and which is an integral multiple of $1,000,000.

         (f) The Administrative Lender shall promptly notify the Lenders of each notice (other than with respect to a Swing Line Advance) received from the Borrower pursuant to this Section. Each Lender shall, not later than 2:00 p.m., Dallas, Texas time, on the date of any Advance, deliver to the Administrative Lender, at its address set forth herein, such Lender's Specified Percentage of such Advance in immediately available funds in accordance with the Administrative Lender's instructions. Prior to 3:00 p.m., Dallas, Texas time, on the date of any Advance hereunder, the Administrative Lender shall, subject to satisfaction of the conditions set forth in Article 3, disburse the amounts made available to the Administrative Lender by the Lenders by (i) transferring such amounts by wire transfer pursuant to the Borrower's instructions, or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Lender. All Advances shall be made by each Lender according to its Specified Percentage.

         (g) The Swing Line Bank shall, not later than 1:30 p.m., Dallas, Texas time, on the date of any Swing Line Advance, deliver to the Administrative Lender at its address set forth herein, the amount of such Swing Line Advance in immediately available funds in accordance with the Administrative Lender's instructions. Prior to 2:00 p.m., Dallas, Texas time, on the date of any Swing Line Advance, the Administrative Lender shall, subject to the conditions set forth in Article 3, disburse the amount made available to the Administrative Lender by the Swing Line Bank by (i) transferring such amounts by wire transfer pursuant to the Borrower's instruction or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Lender. Forthwith upon demand by the Swing Line Bank and in any event upon the making of the request or the granting of the consent specified by Section 8.2 to authorize the Administrative Lender to declare the Advances due and payable pursuant to the provisions of Section 8.2, each Lender, including the Swing Line Bank, notwithstanding the failure of the Borrower at such time to satisfy each condition specified in Article 3, shall make by 12:00 noon (Dallas, Texas time) on the first Business Day following receipt by such Lender of notice from the Swing Line Bank, a Revolving Credit Advance which is a Base Rate Advance in an amount equal to the product of (i) the Specified Percentage of such lender times (ii) the aggregate outstanding principal amount of the Swing Line Advances. The proceeds of such Revolving Credit Advances shall be applied by the Administrative Lender to repay the outstanding Swing Line Advances.

         Section 2.3 Interest.

         (a) On Base Rate Advances.

                  (i) The Borrower shall pay interest on the outstanding unpaid principal amount of the Base Rate Advances outstanding from time to time, until such Base Rate Advances are due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid at a simple interest rate per annum equal to the Base Rate Basis for the Base Rate Advances as in effect from time to time. If at any time the Base Rate Basis would exceed the Highest Lawful Rate, interest payable on the Base Rate Advances shall be limited to the Highest Lawful Rate, but the Base Rate Basis shall not thereafter be reduced below the Highest Lawful Rate until the total amount of interest accrued on the Base Rate Advances equals the amount of interest that would have accrued if the Base Rate Basis had been in effect at all times.

                  (ii) Interest on the Base Rate Advances shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and shall be payable in arrears on each Quarterly Date and on the Maturity Date.

         (b) On LIBOR Advances.

                  (i) The Borrower shall pay interest on the unpaid principal amount of each LIBOR Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid, at a rate per annum equal to the LIBOR Basis for such LIBOR Advance. The Administrative Lender, whose determination shall be controlling in the absence of manifest error, shall determine the LIBOR Basis on the second Business Day prior to the applicable funding date and shall notify the Borrower and the Lenders of such LIBOR Basis.

                  (ii) Subject to Section 11.9 hereof, interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date and on the Maturity Date; provided, however, that if the Interest Period for such LIBOR Advance exceeds three months, interest shall also be due and payable in arrears on each three-month anniversary of the commencement of such Interest Period during such Interest Period.

         (c) On Swing Line Advances.

                  (i) The Borrower shall pay interest on the outstanding principal amount of each Swing Line Advance, from the date each Swing Line Advance is made until it is due (whether at maturity, by acceleration or otherwise) or repaid, at a rate per annum equal to the Base Rate Basis in effect from time to time. If at any time the Base Rate Basis would exceed the Highest Lawful Rate, interest payable on the Swing Line Advances shall be limited to the Highest Lawful Rate, but the Base Rate Basis shall not thereafter be reduced below the Highest Lawful Rate until the total amount of interest accrued on the Swing Line Advances equals the amount of interest that would have accrued if the Base Rate Basis had been in effect at all times.

                  (ii) Interest on each Swing Line Advance shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days elapsed, and shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date.

         (d) Interest After an Event of Default. (i) After an Event of Default (other than an Event of Default specified in Section 8.1(f) or (g) hereof) and during any continuance thereof, at the option of Determining Lenders and provided that the Administrative Lender has given notice to the Borrower of the decision to charge interest at the Default Rate, and (ii) after an Event of Default specified in Section 8.1(f) or (g) hereof and during any continuance thereof, automatically and without any action or notice by the Administrative Lender or any Lender, the Obligations shall bear interest at a rate per annum equal to the Default Rate. Such interest shall be payable on the earlier of demand or the Maturity Date, and shall accrue until the earlier of (i) waiver or cure (to the satisfaction of the Determining Lenders) of the applicable Event of Default, (ii) agreement by the Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Lenders shall not be required to accelerate the maturity of the Advances, to exercise any other rights or remedies under the Loan Documents, or to give notice to the Borrower of the decision to charge interest at the Default Rate.

         Section 2.4 Fees.

         (a) Commitment Fee. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Lender, for the ratable account of the Lenders, a commitment fee (the "Commitment Fee") on the daily average Unused Portion during the period commencing on the Agreement Date and ending on the Maturity Date, at the following per annum percentages, applicable in the following situations:


                               Applicability                                      Percentage
                               -------------                                      ----------
         (a)      Sum of (i) aggregate outstanding Advances and                      0.375%
                  (ii) aggregate Reimbursement Obligations is greater than
                  or equal to 75% of Eligible Notes Receivable

         (b)      Sum of (i) aggregate outstanding Advances and                     0.250%
                  (ii) aggregate Reimbursement Obligations is less than
                  75% of Eligible Notes Receivable


The Commitment Fee shall be subject to reduction or increase, as applicable and as set forth in the table above, on a monthly basis, retroactively as of the first day of each month and for such month, based upon the aggregate outstanding Advances and Reimbursement Obligations as of the last day of the immediately preceding month and the Eligible Notes Receivable as of the last day of the immediately preceding month (as reflected in the Borrowing Base Report, as of the last day of such month, to be delivered to the Lenders pursuant to Section
6.1 hereof). The fee shall be (i) payable in arrears on each Quarterly Date and on the Maturity Date, (ii) fully earned when due and, subject to Section 11.9 hereof, nonrefundable when paid and (iii) subject to Section 11.9 hereof, computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed.

         (b) Other Fees. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Lender, for the account of the Administrative Lender, the fees on the dates and in the amounts specified in the letter agreement (the "Fee Letter"), dated as of the Agreement Date, between the Borrower and the Administrative Lender.

         Section 2.5 Prepayments.

         (a) Voluntary LIBOR Advance Prepayments. Upon three Business Days' prior telephonic notice (to be promptly followed by written notice) by an Authorized Signatory to the Administrative Lender, LIBOR Advances may be voluntarily prepaid but only so long as the Borrower concurrently reimburses the Lenders in accordance with Section 2.9 hereof. Any notice of prepayment shall be irrevocable.

         (b) Mandatory Prepayment. On or before the date of any reduction of the Commitment, the Borrower shall prepay applicable outstanding Advances in an amount necessary to reduce the sum of outstanding Advances and Reimbursement Obligations to an amount less than or equal to the Commitment as so reduced. On any date that the aggregate principal amount of outstanding Advances and Reimbursement Obligations exceed the Borrowing Base, the Borrower shall immediately prepay Advances in an amount equal to such excess amount and all interest attributable to such excess amount. To the extent required by the immediately preceding two sentences, the Borrower shall first prepay all Base Rate Advances and shall thereafter prepay LIBOR Advances. To the extent that any prepayment requires that a LIBOR Advance be repaid on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof. To the extent that outstanding Advances exceed the Commitment after any reduction thereof, the Borrower shall repay any such excess amount and all accrued interest attributable to such excess Advances on the date of such reduction.

         (c) Payments, Generally. Any prepayment of any LIBOR Advance shall be accompanied by interest accrued on the principal amount being prepaid. Any voluntary partial payment of a Base Rate Advance shall be in a principal amount which is at least $2,000,000 and which is an integral multiple of $500,000 (unless constituting a payment of all outstanding Base Rate Advances). Any voluntary partial payment of a LIBOR Advance shall be in a principal amount which is at least $5,000,000 and which is an integral multiple of $1,000,000 (unless constituting a payment of all outstanding LIBOR Advances), and to the extent that any prepayment of a LIBOR Advance is made on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof. Any voluntary partial payment of a Swing Line Advance shall be in a principal amount which is at least $100,000 or an integral multiple thereof.

         Section 2.6 Reduction of Commitment.

         (a) Voluntary Reduction. The Borrower shall have the right, upon not less than ten Business Days' notice by an Authorized Signatory to the Administrative Lender (if telephonic, to be confirmed by telex or in writing on or before the date of reduction or termination), which shall promptly notify the Lenders, to terminate or reduce the Commitment, in whole or in part, without premium or penalty except as provided in the next sentence. Each partial termination shall be in an aggregate amount which is at least $5,000,000 and which is an integral multiple of $1,000,000, and no voluntary reduction of the Commitment shall cause any LIBOR Advance to be repaid prior to the last day of its Interest Period unless the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof.

         (b) Mandatory Reduction. The Commitment shall be automatically reduced to zero on the Maturity Date.

         (c) General Requirements. Upon any reduction of the Commitment pursuant to this Section, the Borrower shall immediately make a repayment of applicable Advances in accordance with Section 2.5(b) hereof. The Borrower shall reimburse each Lender in connection with any such payment in accordance with Section 2.9 hereof to the extent applicable. The Borrower shall not have any right to rescind any termination or reduction. Once reduced, the Commitment may not be increased or reinstated.

         Section 2.7 Non-Receipt of Funds by the Administrative Lender. Unless the Administrative Lender shall have been notified by a Lender no later than the date that such Lender receives notice of a proposed Revolving Credit Advance from the Administrative Lender pursuant to Section 2.2(e) hereof that such Lender does not intend to make the proceeds of such Revolving Credit Advance available to the Administrative Lender, the Administrative Lender may assume that such Lender has made such proceeds available to the Administrative Lender on such date, and the Administrative Lender may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Lender by such Lender, the Administrative Lender shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand, from the Borrower) together with interest thereon in respect of each day during the period commencing on the date such amount was available to the Borrower and ending on (but excluding) the date the Administrative Lender receives such amount from (a) the Lender, at a per annum rate equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate or (b) the Borrower, at the per annum rate applicable at the time to such Revolving Credit Advance. Notwithstanding Section 10.1(f), no Lender shall be liable for any other Lender's failure to fund a Revolving Credit Advance hereunder.

         Section 2.8 Payment of Principal of Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Advances, all accrued interest and fees thereon, and all other Obligations related thereto, shall be due and payable in full on the Maturity Date.

         Section 2.9 Reimbursement. Whenever any Lender shall sustain or incur (other than through a default by that Lender) any losses (inclusive of any such losses attributable to change(s) in the LIBOR Rate during the applicable period(s), but exclusive of any losses of any other anticipated profits on the part of such Lender) or reasonable out-of-pocket expenses actually incurred in connection with (a) failure by the Borrower to borrow (including any failure to continue or convert into) any LIBOR Advance after having given notice of its intention to borrow (or to continue or convert) in accordance with Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 hereof) or (b) any prepayment for any reason of any LIBOR Advance in whole or in part (including a prepayment pursuant to Section 9.3(b) hereof) on other than the last day of an Interest Period applicable to such LIBOR Advance, the Borrower agrees to pay to any such Lender, within 30 days after demand by such Lender, an amount sufficient to compensate such Lender for all such losses (inclusive of any such losses attributable to change(s) in the LIBOR Rate during the applicable period(s), but exclusive of any losses of any other anticipated profits on the part of such Lender) and out-of-pocket expenses, subject to
Section 11.9 hereof. Such losses shall include, without limiting the generality of the foregoing, reasonable expenses incurred by such Lender in connection with the re-employment of funds prepaid, repaid, converted or not borrowed, converted or paid, as the case may be. A certificate as to any amounts payable to any Lender under this Section 2.9 submitted to the Borrower by such Lender shall certify that such amounts were actually incurred by such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest or demonstrable error. Nothing in this Section 2.9 shall provide the Borrower or any Subsidiary of the Borrower the right to inspect the records, files or books of any Lender.

         Section 2.10 Manner of Payment.

         (a) Each payment (including prepayments) by the Borrower of the principal of or interest on the Advances, fees, and any other amount owed under this Agreement or any other

Loan Document shall be made not later than 12:00 noon (Dallas, Texas time) on the date specified for payment under this Agreement to the Administrative Lender at the Administrative Lender's office, in lawful money of the United States of America constituting immediately available funds.

         (b) If any payment under this Agreement or any other Loan Document shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, unless, with respect to a payment due in respect of a LIBOR Advance, such Business Day falls in another calendar month, in which case payment shall be made on the preceding Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

         (c) Without waiving any other rights or recourse that the Borrower may otherwise have against any Lender for such Lender's breach of its obligations hereunder, the Borrower agrees to pay principal, interest, fees and all other amounts due under the Loan Documents without deduction for set-off or counterclaim or any deduction whatsoever.

         (d) If some but less than all amounts due from the Borrower are received by the Administrative Lender, the Administrative Lender shall apply such amounts in the following order of priority: (i) to the payment of the Administrative Lender's reasonable expenses incurred on behalf of the Lenders then due and payable, if any; (ii) to the payment of all other fees then due and payable; (iii) to the payment of interest then due and payable on the Advances;
(iv) to the payment of all other amounts not otherwise referred to in this clause (d) then due and payable under the Loan Documents; and (v) to the payment of principal then due and payable on the Advances.

         (e) Each payment by the Borrower in respect of obligations relating to the Revolving Credit Advances and the Letters of Credit (whether for principal, interest, fees or otherwise) shall be made to the Administrative Lender for the account of the Lenders pro rata in accordance with their respective Specified Percentages. Each payment by the Borrower in respect of obligations relating to Swing Line Advances (whether for principal, interest, fees or otherwise) shall be made to the Administrative Lender for the account of the Swing Line Bank.

         Section 2.11 LIBOR Lending Offices. Each Lender's initial LIBOR Lending Office is set forth opposite its name in Schedule 1 attached hereto. Each Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate of such Lender as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Advance to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of the Borrower for increased costs or expenses resulting solely from such designation or transfer (except any such transfer which is made by a Lender pursuant to Section 9.2 or 9.3 hereof, or otherwise for the purpose of complying with Applicable Law, to the extent that Applicable Law, or any relevant construction or interpretation thereof, changes after the Agreement Date). Increased costs for expenses resulting from a change in law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

         Section 2.12 Sharing of Payments. Any Lender obtaining a payment (whether voluntary or involuntary, due to the exercise of any right of set-off, or otherwise) on account of its Advances or its participation in the Letters of Credit (other than pursuant to Sections 2.4(b), 2.14, 2.15(d), 9.3 or 9.5 or in respect of Swing Line Advances) in excess of its Specified Percentage of all payments made by the Borrower with respect to Advances and the Letters of Credit shall purchase from each other Lender such participation in the Advances made by such other Lender or its participation in the Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment pro rata according to Specified Percentages with each other Lender; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section, to the fullest extent permitted by law, may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         Section 2.13 Calculation of LIBOR Rate. The provisions of this Agreement relating to calculation of the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate, it being understood that each Lender shall be entitled to fund and maintain its funding of all or any part of a LIBOR Advance as it sees fit.

         Section 2.14 Taxes.

         (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Lender, (i) taxes imposed on, based upon or measured by its overall net income, net worth or capital, and franchise taxes, doing business taxes or minimum taxes imposed on it, (A) by the jurisdiction under the laws of which such Lender or the Administrative Lender (as the case may be) is organized or in which it has its applicable lending office or any political subdivision thereof; or (B) by any other jurisdiction, or any political subdivision thereof, other than those imposed solely by reason of (1) an asserted relation of such jurisdiction to the transactions contemplated by this Agreement, (2) the activities of the Borrower in such jurisdiction or (3) the activities in connection with the transactions contemplated by this Agreement of a Lender or the Administrative Lender; (ii) taxes imposed by reason of failure by the Lender or the Administrative Lender to comply with the requirements of paragraph (e) of this Section 2.14; and (iii) in the case of any Lender, any Taxes in the nature of transfer, stamp, recording or documentary taxes resulting from a transfer (other than as a result of foreclosure) by such Lender of all or any portion of its interest in this Agreement, the Notes or any other Loan Documents; (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by Law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Lender, (x) the sum payable shall be increased as may be necessary so that after making all required deductions for Taxes (including deductions applicable to additional sums payable under this Section 2.14) such Lender or the Administrative Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount of Taxes deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

         (b) In addition, the Borrower agrees to pay any and all stamp and documentary taxes and any and all other excise and property taxes, charges and similar levies (other than Taxes described in clause (iii) of the first sentence of Section 2.14(a)) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) The Borrower will indemnify each Lender and the Administrative Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender or the Administrative Lender (as the case may be) and all liabilities (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted, other than penalties, additions to tax, interest and expenses arising as a result of gross negligence or wilful misconduct on the part of such Lender or the Administrative Lender, provided, however, that the Borrower shall have no obligation to indemnify such Lender or the Administrative Lender unless and until such Lender or the Administrative Lender shall have delivered to the Borrower a certificate certifying that such Taxes or Other Taxes (and/or penalties, additions to tax, interest and reasonable expenses) were actually incurred by such Lender or the Administrative Lender and showing in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount, which certificate shall be conclusive absent manifest or demonstrable error. Nothing in this Section 2.14 shall provide the Borrower or any Subsidiary of the Borrower the right to inspect the records, files or books of any Lender or the Administrative Lender. This indemnification shall be made within 30 days from the date such Lender or the Administrative Lender (as the case may be) makes written demand therefor.

         (d) As soon as practicable after the date of any payment of Taxes, the Borrower will furnish to the Administrative Lender the original or a certified copy of a receipt evidencing payment thereof. For purposes of this Section 2.14 the terms "United States" and "United States Person" shall have the meanings set forth in Section 7701 of the Code.

         (e) Each Lender which is not a United States Person hereby agrees that:

                  (i) it shall, no later than the Agreement Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 11.6 after the Agreement Date, the date upon which such Lender becomes a party hereto) and at such times as necessary in the reasonable determination of the Borrower, deliver to the Borrower through the Administrative Lender, with a copy to the Administrative Lender:

                  (A) if any lending office is located in the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"),

                  (B) if any lending office is located outside the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such lending office or lending offices under this Agreement free from withholding of United States Federal income tax;

                  (ii) if at any time such Lender changes its lending office or lending offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter but only to the extent the forms previously delivered by it hereunder are no longer effective, deliver to the Borrower through the Administrative Lender, with a copy to the Administrative Lender, in replacement for the forms previously delivered by it hereunder:

                  (A) if such changed or additional lending office is located in the United States of America, two (2) accurate and complete signed originals of Form 4224; or

                  (B) otherwise, two (2) accurate and complete signed originals of Form 1001,

         in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax;

                  (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in clause (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Lender and if the delivery of the same be lawful, deliver to the Borrower through the Administrative Lender with a copy to the Administrative Lender, two (2) accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Lender;

                  (iv) it shall, promptly upon the request of the Borrower to that effect, deliver to the Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes; and

                  (v) it shall notify the Borrower after any event (including an amendment to, or a change in any applicable law or regulation or in the written interpretation thereof by any regulatory authority or any judicial authority, or by ruling applicable to such Lender of any governmental authority charged with the interpretation or administration of any law) shall occur that results in such Lender no longer being capable of receiving payments under this Agreement without any deduction or withholding of United States federal income tax.

         (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.14 shall survive the payment in full of principal and interest hereunder.

         (g) Each Lender (and the Administrative Lender with respect to payments to the Administrative Lender for its own account) agrees that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver or by virtue of the location of any Lender's lending office), (ii) it will use reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office, if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender, and (iii) otherwise cooperate with the Borrower to minimize amounts payable by the Borrower under this Section 2.14; provided, however, the Lenders and the Administrative Lender shall not be obligated by reason of this Section 2.14(g) to contest the payment of any Taxes or Other Taxes or to disclose any information regarding its tax affairs or tax computations or reorder its tax or other affairs or tax or other planning. Subject to the foregoing, to the extent the Borrower pays sums pursuant to this
Section 2.14 and the Lender or the Administrative Lender receives a refund of any or all of such sums, such refund shall be applied to reduce any amounts then due and owing under this Agreement or, to the extent that no amounts are due and owing under this Agreement at the time such refunds are received, the party receiving such refund shall promptly pay over all such refunded sums to the Borrower, provided that (i) no Event of Default is in existence at such time or
(ii) all of the Obligations have been fully and finally paid or satisfied. At such time, if any, that such Default or Event of Default is cured or waived, the party receiving such refund shall promptly pay over all such refunded sums to the Borrower.

         (h) If the Borrower becomes obligated to pay additional amounts described in this Section 2.14 to any Lender, the Borrower may designate a financial institution reasonably acceptable to the Administrative Lender to replace such Lender by purchasing for cash and receiving an assignment of such Lender's pro rata share of the Commitment and the Rights of such

Lender under the Loan Documents without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding amounts owed to such Lender (including such additional amounts owing to such Lender pursuant to this Section 2.14). Upon execution of an Assignment Agreement, such other financial institution shall be deemed to be a "Lender" for all purposes of this Agreement as set forth in Section 11.6 hereof.

         Section 2.15 Letters of Credit.

         (a) The Letter of Credit Facility. The Borrower may request the Issuing Bank, on the terms and conditions hereinafter set forth, to issue, and the Issuing Bank shall, if so requested, issue, letters of credit (the "Letters of Credit") for the account of the Borrower or any other Obligor from time to time on any Business Day from the date of the initial Advance until the Maturity Date in an aggregate maximum amount (assuming compliance with all conditions to drawing) not to exceed, at any time outstanding, the least of (i) $20,000,000 (the "Letter of Credit Facility"), (ii) the remainder of the Borrowing Base minus the aggregate principal amount of Advances then outstanding and the aggregate amount of all drawings under Letter(s) of Credit not theretofore reimbursed by the Borrower, and (iii) the Commitment. No Letter of Credit shall have an expiration date (including all rights of renewal) later than the earlier of (i) the Maturity Date or (ii) one year after the date of issuance thereof. Immediately upon the issuance of each Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Issuing Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Letter of Credit, each drawing thereunder and the obligations of the Borrower under this Agreement in respect thereof in an amount equal to the product of (x) such Lender's Specified Percentage times (y) the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing). Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.15(a), repay any Advances resulting from drawings thereunder pursuant to Section 2.15(c) and request the issuance of additional Letters of Credit under this Section 2.15(a).

         (b) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 a.m. (Dallas, Texas time) on the fourth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank. Each Letter of Credit shall be issued upon notice given in accordance with the terms of any separate agreement between the Borrower and the Issuing Bank in form and substance reasonably satisfactory to the Borrower and the Issuing Bank providing for the issuance of Letters of Credit pursuant to this Agreement and containing terms and conditions not inconsistent with this Agreement (a "Letter of Credit Agreement"), provided that if any such terms and conditions are inconsistent with this Agreement, this Agreement shall control. Each such notice of issuance of a Letter of Credit by the Borrower (a "Notice of Issuance") shall be in writing or by telecopier, specifying therein, in the case of a Letter of Credit, the requested (A) date of such issuance (which shall be a Business Day), (B) maximum amount of such Letter of Credit, (C) expiration date of such Letter of Credit,

(D) name and address of the beneficiary of such Letter of Credit, and (E) form of such Letter of Credit and specifying such other information as shall be required pursuant to the relevant Letter of Credit Agreement. If the requested terms of such Letter of Credit are acceptable to the Issuing Bank in its reasonable discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article 3 hereof, make such Letter of Credit available to the Borrower at its office referred to in Section 11.1 or as otherwise agreed with the Borrower in connection with such issuance.

         (c) Drawing and Reimbursement. The payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of an Advance, which shall bear interest at the Base Rate Basis, in the amount of such draft (but without any requirement for compliance with the conditions set forth in Article 3 hereof). In the event that a drawing under any Letter of Credit is not reimbursed by the Borrower by 11:00 a.m. (Dallas, Texas time) on the first Business Day after such drawing, the Issuing Bank shall promptly notify Administrative Lender and each other Lender. Each such Lender shall, on the first Business Day following such notification, make a Revolving Credit Advance (or if, as a result of any Debtor Relief Law, the Lenders are prohibited from making a Revolving Credit Advance, each Lender shall fund its participation purchased pursuant to Section 2.15(a) by making such amount available to the Administrative Lender), which shall bear interest at the Base Rate Basis, and shall be used to repay the applicable portion of the Issuing Bank's Advance with respect to such Letter of Credit, in an amount equal to the amount of its participation in such drawing for application to reimburse the Issuing Bank (but without any requirement for compliance with the applicable conditions set forth in Article 3 hereof) and shall make available to the Administrative Lender for the account of the Issuing Bank, by deposit at the Administrative Lender's office, in same day funds, the amount of such Revolving Credit Advance (or such participation). In the event that any Lender fails to make available to the Administrative Lender for the account of the Issuing Bank the amount of such Revolving Credit Advance (or such participation), the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate.

         (d) Increased Costs. If after the Agreement Date any change in any Law or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by, or deposits in or for the account of, the Issuing Bank or any Lender or any corporation controlling the Issuing Bank or any Lender or (ii) impose on the Issuing Bank or any Lender or any corporation controlling the Issuing Bank or any Lender any other condition regarding this Agreement or any Letter of Credit, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to the Issuing Bank or any corporation controlling the Issuing Bank of issuing or maintaining any Letter of Credit or to any Lender or any corporation controlling such Lender of purchasing any participation therein or making any Advance pursuant to Section 2.15(c), then, within 30 days after demand by the Issuing Bank or such Lender (which demand shall be made not later than one year after the Issuing Bank or applicable Lender receives notice of the relevant change), the Borrower shall, subject to Section 11.9 hereof, pay to the Issuing Bank or such Lender, from time to time as specified by the Issuing Bank or such Lender, additional amounts that shall be sufficient to compensate the Issuing Bank or such Lender or any corporation controlling such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by the Issuing Bank or such Lender, shall certify that such increased costs were actually incurred by the Issuing Bank or such Lender and shall show in reasonable detail an accounting of the amount payable and the calculation used to determine in good faith such amount and shall be conclusive absent manifest or demonstrable error. In determining such amount, the Issuing Bank or such Lender may use any reasonable averaging or attribution method. Nothing in this Section 2.15(d) shall provide the Borrower or any Subsidiary of the Borrower the right to inspect the records, files or books of the Issuing Bank or any Lender. If the Borrower becomes obligated to pay additional amounts described in this Section 2.15(d) to any Lender, the Borrower may designate a financial institution reasonably acceptable to the Administrative Lender to replace such Lender by purchasing for cash and receiving an assignment of such Lender's pro rata share of the Commitments and the Rights of such Lender under the Loan Documents without recourse to or warranty by, or expenses to, such Lender, for a purchase price equal to the outstanding amounts owing to such Lender (including such additional amounts owing to such Lender pursuant to this Section 2.15(d). Upon execution of an Assignment Agreement, such other financial institution shall be deemed to be a "Lender" for all purposes of this Agreement as set forth in
Section 11.6 hereof. The obligations of the Borrower under this Section 2.15(d) shall survive termination of this Agreement. The Issuing Bank or any Lender claiming any additional compensation under this Section 2.15(d) shall use reasonable efforts (consistent with legal and regulatory restrictions) to reduce or eliminate any such additional compensation which may thereafter accrue and which efforts would not, in the reasonable judgment of the Issuing Bank or such Lender, be otherwise disadvantageous.

         (e) Obligations Absolute. The obligations of the Borrower under this Agreement with respect to any Letter of Credit, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit or any Advance pursuant to Section 2.15(c) shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement, any other Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "L/C Related Documents");

                  (ii) (A) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Advance pursuant to
         Section 2.15(c) or (B) any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                  (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Related Documents or any unrelated transaction;

                  (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except to the extent finally determined by a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of the Issuing Bank in connection therewith;

                  (v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit, except to the extent finally determined by a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of the Issuing Bank in connection therewith;

                  (vi) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Advance pursuant to
         Section 2.15(c); or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor, except to the extent finally determined by a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of the Issuing Bank in connection therewith.

         (f) Compensation for Letters of Credit.

                  (i) Credit Fee. Subject to Section 11.9 hereof, the Borrower shall pay to the Administrative Lender for the ratable account of each Lender a fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) equal to a rate per annum equal to the product of the Applicable LIBOR Rate Margin in effect from time to time multiplied by the average daily amount available for drawing under all outstanding Letters of Credit. Subject to Section
         11.9 hereof, such fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                  (ii) Fronting Fee. Subject to Section 11.9 hereof, the Borrower shall pay to the Administrative Lender for the account of the Issuing Bank a fronting fee (which shall be payable in arrears on each Quarterly Date and on the Maturity Date) in an amount equal to 0.10% per annum on the average daily amount available for drawing under all outstanding Letters of Credit, computed, subject to Section 11.9 hereof, on the basis of a 360-day year for the actual number of days elapsed.

                  (iii) Other Fees. Subject to Section 11.9 hereof, the Borrower shall pay, with respect to each amendment, renewal or transfer of each Letter of Credit and each drawing made thereunder, reasonable documentary and processing charges in accordance with the Issuing Bank's standard schedule for such charges in effect at the time of such amendment, renewal, transfer or drawing, as the case may be.

         (g) L/C Cash Collateral Account.

                  (i) Upon the Maturity Date or the occurrence, and during the continuance, of an Event of Default and demand by the Administrative Lender pursuant to Section 8.2(c), the Borrower will promptly pay to the Administrative Lender in immediately available funds an amount equal to the maximum amount then available to be drawn under the Letters of Credit then outstanding. Any amounts so received by the Administrative Lender shall be deposited by the Administrative Lender in a deposit account maintained by the Issuing Bank (the "L/C Cash Collateral Account").

                  (ii) As security for the payment of all Reimbursement Obligations and for any other Obligations, the Borrower hereby grants, conveys, assigns, pledges, sets over and transfers to the Administrative Lender (for the benefit of the Issuing Bank and Lenders), and creates in the Administrative Lender's favor (for the benefit of the Issuing Bank and Lenders) a Lien in, all money, instruments and securities at any time held in or acquired in connection with the L/C Cash Collateral Account, together with all proceeds thereof. The L/C Cash Collateral Account shall be under the sole dominion and control of the Administrative Lender and the Borrower shall have no right to withdraw or to cause the Administrative Lender to withdraw any funds deposited in the L/C Cash Collateral Account. At any time and from time to time, upon the Administrative Lender's request, the Borrower promptly shall execute and deliver any and all such further instruments and documents, including UCC financing statements, as may be necessary, appropriate or desirable in the Administrative Lender's judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this paragraph (ii) and of the rights and powers herein granted. The Borrower shall not create or suffer to exist any Lien on any amounts or investments held in the L/C Cash Collateral Account other than the Lien granted under this paragraph (ii).

                  (iii) The Administrative Lender shall (A) apply any funds in the L/C Cash Collateral Account on account of Reimbursement Obligations when the same become due and payable, (B) after the Maturity Date, apply any proceeds remaining in the L/C Cash Collateral Account first to pay any unpaid Obligations then outstanding hereunder and then to refund any remaining amount to the Borrower.

                  (iv) The Borrower, no more than once in any calendar month, may direct the Administrative Lender to invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in (A) Cash and Cash Equivalents or direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof and (B) one or more other types of investments permitted by the Determining Lenders, in each case with such maturities as the Borrower, with the consent of the Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other Obligations, as the case may be. In the absence of any such direction from the Borrower, the Administrative Lender shall invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in one or more types of investments with the consent of the Determining Lenders with such maturities as the Borrower, with the consent of the Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other Obligations, as the case may be. All such investments shall be made in the Administrative Lender's name for the account of the Lenders, subject to the ownership interest therein of the Borrower. The Borrower recognizes that any losses or taxes with respect to such investments shall be borne solely by the Borrower, and the Borrower agrees to hold the Administrative Lender and the Lenders harmless from any and all such losses and taxes. Administrative Lender may liquidate any investment held in the L/C Cash Collateral Account in order to apply the proceeds of such investment on account of the Reimbursement Obligations as provided in Section 2.15(g)(iii) hereof (or on account of any other Obligation then due and payable, as the case may be) without regard to whether such investment has matured and without liability for any penalty or other fee incurred (with respect to which the Borrower hereby agrees to reimburse the Administrative Lender) as a result of such application.

                  (v) After the establishment of the L/C Cash Collateral Account pursuant to Section 2.15(g)(i) hereof, the Borrower shall pay to the Administrative Lender the fees customarily charged by the Issuing Bank with respect to the maintenance of accounts similar to the L/C Cash Collateral Account.


                                    ARTICLE 3

                              Conditions Precedent

         Section 3.1 Conditions Precedent to the Initial Advance and the Initial Issuance of Letters of Credit. The obligation of each Lender to make the initial Revolving Credit Advance, the obligation of the Issuing Bank to issue the initial Letter of Credit and the obligation of the Swing Line Bank to make the initial Swing Line Advance are subject to (i) receipt by the Administrative Lender of the following items which are to be delivered, in form and substance satisfactory to each Lender, with a copy (except for the Notes and this Agreement) for each Lender, and (ii) satisfaction of the following conditions which are to be satisfied:

         (a) A loan certificate of each Obligor certifying as to the accuracy of its representations and warranties in the Loan Documents with respect to such Obligor, and including a certificate of incumbency with respect to each Authorized Signatory, and including (i) a copy of the articles or certificate of incorporation or similar organizational documents of such Obligor, certified to be true, complete and correct by the secretary of state of its state of organization, (ii) a copy of the true, complete and correct Bylaws or similar governance documents of such Obligor, and (iv) a copy of a certificate of good standing and a certificate of existence for its state of organization and each state in which the nature of its business requires it to be qualified;

         (b) a duly executed Revolving Credit Note payable to the order of each Lender and in an amount for each Lender equal to its Specified Percentage of the Commitment;

         (c) the duly executed Swing Line Note payable to the order of the Swing Line Bank, in the principal amount of $10,000,000;

         (d) opinions of counsel to each Obligor addressed to the Lenders and in form and substance reasonably acceptable to the Administrative Lender, dated the Agreement Date, and addressing the matters set forth in Sections 4.1(a), (b),
(c), (e), (f), (h), (m), (n), (o) and (p), as deemed appropriate by the Administrative Lender, and if the Projects have not been registered under the Federal Interstate Land Sales Full Disclosure Act, stating that the Projects do not fall within the purview of the Federal Interstate Land Sales Full Disclosure Act, and covering such other matters incident to the transactions contemplated hereby as the Administrative Lender or Special Counsel may reasonably request;

         (e) reimbursement for the Administrative Lender for Special Counsel's reasonable and customary fees (on an hourly basis) and expenses rendered through the date hereof, to the extent invoiced;

         (f) evidence that all proceedings of each Obligor taken in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lenders and Special Counsel; and the Lenders shall have received copies of all documents or other evidence which the Administrative Lender, Special Counsel or any Lender may reasonably request in connection with such transactions;

         (g) any fees or expenses required to be paid on or before the Agreement Date pursuant to the Fee Letter;

         (h) Security Agreements, appropriately completed and duly executed by each of the Obligors, dated as of the Agreement Date, granting a Lien in all Collateral covered thereby, together with related financing statements, and insurance certificates listing Administrative Lender, as its interest may appear, as loss payee and additional insured and otherwise in a form required by the Collateral Documents;

         (i) the duly executed Servicing and Collection Agreement;

         (j) the duly executed Custodial Agreement, together with evidence of delivery to the Custodian of the original counterpart of each Note Receivable included in the Borrowing Base, together with allonges, in form and substance acceptable to the Administrative Lender, duly executed by the Borrower or the applicable Restricted Subsidiary owning such Note Receivable and Assignments of Pledged Documents appropriately completed and duly executed by the Borrower or the applicable Restricted Subsidiary owning such Pledged Documents;

         (k) simultaneously with the making of the initial Revolving Credit Advance, executed UCC-3 Termination Statements to be filed in appropriate jurisdictions to terminate all Liens against the Collateral, or any portion thereof (other than Permitted Liens, if any);

         (l) copies of the form of Purchase Documents which have been or are being used in connection with the Projects;

         (m) there shall have occurred no material adverse change in the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1996;

         (n) each of the Subsidiary Guaranties, duly executed by the Guarantor party thereto;

         (p) a mortgagee title insurance policy [or if such mortgagee title insurance policy has not been issued, a binding, irrevocable and unconditional (other than for conditions acceptable to the Administrative Lender) commitment to issue such mortgagee title insurance policy] in favor of the Administrative Lender, in form and substance acceptable to the Administrative Lender, covering each Deed of Trust;

         (q) in form and substance reasonably satisfactory to the Lenders and Special Counsel, such other documents, instruments and certificates as the Administrative Lender or any Lender may reasonably require in connection with the transactions contemplated hereby, including without limitation, evidence of the status, organization or authority of the Borrower or any Subsidiary of the Borrower, and the enforceability of the Obligations; and

         (r) The Borrower shall have delivered a Borrowing Base Report reflecting Eligible Notes Receivable as of a date after December 29, 1997.

         Section 3.2 Conditions Precedent to All Advances and Letters of Credit. The obligation of each Lender to make each Revolving Credit Advance hereunder (including the initial Revolving Credit Advance), the obligation of the Issuing Bank to issue each Letter of Credit (including the initial Letter of Credit) and the obligation of the Swing Line Bank to make each Swing Line Advance (including the initial Swing Line Advance) are subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Advance or issuance:

         (a) With respect to each Advance and each issuance of a Letter of Credit, all of the representations and warranties of each Obligor under the Loan Documents, which, pursuant to Section 4.2 hereof, are made at and as of the time of each such Advance or issuance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of the Advance or Letter of Credit;

         (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency delivered in the Borrower's loan certificate pursuant to Section 3.1(a) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Lender. The Lenders may, without waiving this condition, consider it fulfilled and a representation by the Borrower made to such effect if no written notice to the contrary, dated on or before the date of such Advance or Letter of Credit, is received by the Administrative Lender from the Borrower prior to the making of such Advance or issuance of such Letter of Credit;

         (c) There shall not exist a Default or Event of Default hereunder that has not been waived or cured to the satisfaction of the Determining Lenders or all Lenders, as required pursuant to Section 11.11 hereof;

         (d) The aggregate Advances and Letters of Credit, after giving effect to such proposed Advance or Letter of Credit, shall not exceed the maximum principal amount then permitted to be outstanding hereunder;

         (e) No order, judgment, injunction or decree of any Tribunal shall purport to enjoin or restrain any Lender or the Issuing Bank from making any Advance or issuing any Letter of Credit;

         (f) (i) There shall not be pending, or to the knowledge of the Borrower, threatened any Litigation against or affecting the Borrower or any Subsidiary of the Borrower or any property of the Borrower or any Subsidiary of the Borrower that has not been disclosed in writing by the Borrower pursuant to
Section 4.1(h) or 6.7(a) prior to the making of the last preceding Advance or the issuance of the last preceding Letter of Credit (or in the case of the initial Advances and Letters of Credit, prior to the Agreement Date) that could reasonably be expected to have a Material Adverse Effect, (ii) there shall not be pending, or to the knowledge of the Borrower, threatened any Litigation against or affecting the Borrower or any Subsidiary of the Borrower or any property of the Borrower or any Subsidiary of the Borrower that (x) was disclosed by the Borrower only after the Agreement Date, (y) was disclosed by the Borrower as threatened Litigation prior to the Agreement Date but subsequently became pending Litigation or (z) was not disclosed by the Borrower, that could reasonably be expected to have a Material Adverse Effect and (iii) there shall have occurred no development in any Litigation against or affecting the

Borrower or any Subsidiary of the Borrower or any property of the Borrower or any Subsidiary of the Borrower that could reasonably be expected to have a Material Adverse Effect;

         (g) There shall have occurred no material adverse change in the business, assets, financial condition, results of operations or business prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1996;

         (h) The Borrower shall have delivered a current Borrowing Base Report evidencing that there is availability under the Commitment after taking into account the projected Advance or Letter of Credit; and

         (i) The Average Quarterly Delinquency Rate shall not exceed eight percent (8.0%).

         Notwithstanding anything herein to the contrary, the obligation of each Lender to make a Revolving Credit Advance pursuant to Section 2.15(c) (or to fund its participation in respect of Letters of Credit pursuant to Section 2.15(c)) shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (i) the occurrence of any Default or Event of Default, (ii) the failure of the Borrower to satisfy any condition set forth in this Section 3.2 or (iii) any other circumstance, happening or event whatsoever.

         Section 3.3 Conditions Precedent to Conversions and Continuations. The obligation of the Lenders to convert any existing Base Rate Advance into a LIBOR Advance or to continue any existing LIBOR Advance is subject to the condition precedent that on the date of such conversion or continuation no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation. The acceptance of the benefits of each such conversion and continuation shall constitute a representation and warranty by the Borrower to each of the Lenders that no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation.


                                    ARTICLE 4

                         Representations and Warranties

         Section 4.1 Representations and Warranties. The Borrower hereby represents and warrants to each Lender as follows:

         (a) Organization; Power; Qualification. The respective jurisdiction of organization or incorporation and percentage ownership by the Borrower of the Subsidiaries listed on Schedule 4 are true and correct as of the Agreement Date.
Schedule 4 is a complete and accurate listing as of the Agreement Date, showing with respect to the Borrower and each Subsidiary of the Borrower (a) its mailing address, which is its principal place of business, (b) the classes of its Capital Stock and the number and amount of its Capital Stock authorized and outstanding, (c) each record and beneficial owner of 5% or more of the outstanding Capital Stock of each Restricted Subsidiary, and (d) all outstanding options, rights, rights of conversion, redemption, purchase or repurchase, rights of first refusal and similar rights relating to the Capital Stock of the Restricted Subsidiaries. All of the outstanding Capital Stock of the Borrower and each Subsidiary of the Borrower is validly issued, fully paid and non-assessable. Each of the Borrower and its Subsidiaries is a corporation or other legal Person duly organized, validly existing and in good standing under the laws of its state of incorporation or organization. Each of the Borrower and its Subsidiaries has the legal power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each of the Borrower and its Subsidiaries is authorized to do business, duly qualified and in good standing as set forth in Schedule 7 and no qualification or authorization is necessary in any other jurisdictions in which the character of its properties or the nature of its business requires such qualification or authorization, except where the failure to be so qualified or authorized could not reasonably be expected to have a Material Adverse Effect.

         (b) Authorization. The Borrower has legal power and has taken all necessary legal action to authorize it to borrow and request Letters of Credit hereunder. Each of the Borrower and its Subsidiaries has legal power and has taken all necessary legal action to execute, deliver and perform the Loan Documents to which it is party in accordance with the terms thereof, and to consummate the transactions contemplated thereby. Each Loan Document has been duly executed and delivered by the Borrower or the Subsidiary of the Borrower executing it. Each of the Loan Documents to which the Borrower or any of its Subsidiaries is a party is a legal, valid and binding obligation of the Borrower or such Subsidiary, as applicable, enforceable in accordance with its terms, subject, to enforcement of remedies, to the following qualifications: (i) equitable principles generally, and (ii) Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any Subsidiary of the Borrower).

         (c) Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance by the Borrower and its Subsidiaries of the Loan Documents to which they are respectively a party, and the consummation of the transactions contemplated thereby, do not and will not (i) require any consent or approval necessary on or prior to the Agreement Date not already obtained, except to the extent that the failure to obtain any such consent or approval could not reasonably be expected to have a Material Adverse Effect,
(ii) violate any Applicable Law, (iii) conflict with, result in a breach of, or constitute a default under the certificate of incorporation, by-laws or other similar organizational or governance document of the Borrower or any Subsidiary of the Borrower, (iv) conflict with, result in a breach of, or constitute a default under any Necessary Authorization, indenture, agreement or other instrument, to which the Borrower or any Subsidiary of the Borrower is a party or by which they or their respective properties may be bound, the result of which could reasonably be expected to have a Material Adverse Effect, or (v) result in or require the creation or imposition of any Lien (other than Liens in favor of the Lenders to secure the Obligations hereunder) upon or with respect to any property now owned or hereafter acquired by the Borrower or any Subsidiary of the Borrower.

         (d) Business. The Borrower and its Subsidiaries are engaged primarily in the business of acquiring, developing and operating time share resorts and other time-share activities, providing financing for the purchase of Units or other interests in its time-share resorts and other leisure activities (exclusive of gaming) and activities directly related to the foregoing.

         (e) Licenses, etc. All Necessary Authorizations have been duly obtained, and are in full force and effect without any known conflict with the rights of others and free from any unduly burdensome restrictions, unless the failure to obtain or have in effect such Necessary Authorizations could not reasonably be expected to result in a Material Adverse Effect. The Borrower and its Subsidiaries are and will continue to be in compliance in all material respects with all provisions thereof. No circumstance exists which could reasonably be expected to impair the utility of the Necessary Authorization or the right to renew such Necessary Authorization the effect of which could reasonably be expected to have a Material Adverse Effect. No Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened challenge, suspension, cancellation or revocation, the effect of which could reasonably be expected to have a Material Adverse Effect.

         (f) Compliance with Law. The Borrower and its Subsidiaries are in compliance in all respects with all Applicable Laws, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         (g) Title to Properties. The Borrower and its Restricted Subsidiaries have good and indefeasible title to, or a valid leasehold interest in, all of their material assets. None of their assets is subject to any Liens, except Permitted Liens. No financing statement or other Lien filing (except relating to Permitted Liens) is on file in any state or jurisdiction that names the Borrower or any of its Restricted Subsidiaries as debtor or covers (or purports to cover) any assets of the Borrower or any of its Restricted Subsidiaries. The Borrower and its Restricted Subsidiaries have not signed any such financing statement or filing, nor any security agreement authorizing any Person to file any such financing statement or filing (except relating to Permitted Liens).

         (h) Litigation. Except as reflected on Schedule 3 hereto, as of the Agreement Date there is no Litigation pending against, or, to the Borrower's current actual knowledge, threatened against the Borrower, or in any other manner relating directly and adversely to the Borrower or any of its Subsidiaries, or any of their respective properties, in any court or before any arbitrator of any kind or before or by any governmental body in which the amount claimed (in excess of applicable insurance) exceeds $500,000.

         (i) Taxes. All material federal, state and other tax returns of the Borrower and its Subsidiaries required by law to be filed have been duly filed or extensions have been timely filed, and all material federal, state and other Taxes upon the Borrower, its Subsidiaries or any of their properties, income, profits and assets, which are due and payable, have been paid, unless the same are being diligently contested in accordance with Section 5.6 hereof. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of their Taxes are, in the reasonable judgment of the Borrower, adequate.

         (j) Financial Statements; Material Liabilities.

                  (i) The Borrower has heretofore delivered to Lenders (a) the audited consolidated balance sheets of the Borrower and its Subsidiaries as at December 31, 1996, and the related statements of earnings and changes in investment and statement of cash flows for the twelve-month period then ended, and (b) unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at June 30, 1997, and the related statements of earnings and statement of cash flows for the six-month period then ended. Such financial statements were prepared in conformity with GAAP (except for the absence of footnotes) and fairly present, in all material respects, the financial position of the Borrower and its Subsidiaries as at the date thereof and the combined results of operations and cash flows for the period covered thereby.

                  (ii) The projected financial statements of the Borrower and its Subsidiaries delivered to the Lenders prior to or on the Agreement Date were prepared in good faith and management of the Borrower believes them to be based on reasonable assumptions (which assumptions have been included in the most recent projections furnished to the Lenders prior to the Agreement Date) and to fairly present in all material respects the projected financial condition of the Borrower and its Subsidiaries and the projected results of operations as of the dates and for the periods shown for the Borrower and its Subsidiaries, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

                  (iii) The financial statements of the Borrower and its Subsidiaries delivered to the Lenders pursuant to Section 6.1, 6.2 and
         6.3 hereof fairly present in all material respects their respective financial condition and their respective results of operations as of the dates and for the periods shown, all in accordance with GAAP, subject to normal year-end adjustments. The latest of such financial statements reflects all material liabilities, direct and contingent, of the Borrower and each Subsidiary of the Borrower that are required to be disclosed in accordance with GAAP. As of the date of the latest of such financial statements, there were no Guaranties, liabilities for Taxes, forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are substantial in amount that are required to be reflected but that are not reflected on such financial statements or the footnotes thereto.

         (k) No Adverse Change. Since December 31, 1996, no event or circumstance has occurred or arisen which is reasonably likely to have a Material Adverse Effect.

         (l) ERISA. None of the Borrower or its Controlled Group maintains or contributes to any Plan subject to Title IV of ERISA other than those disclosed to the Administrative Lender in writing. Each such Plan (other than any Multiemployer Plan) is in compliance in all material respects with the applicable provisions of ERISA, the Code, and any other applicable Law, except to the extent that failure to so comply would not reasonably be expected to have a Material Adverse Effect. With respect to each Plan (other than any Multiemployer Plan) of the Borrower and each member of its Controlled Group, all reports required under ERISA or any other Applicable Law to be filed with any Tribunal, the failure of which to file could reasonably be expected to result in liability of the Borrower or any member of its Controlled Group in excess of $100,000, have been duly filed. All such reports are true and correct in all material respects as of the date given. No Plan of the Borrower or any member of its Controlled Group has been terminated under Section 4041(c) of ERISA nor has any accumulated funding deficiency (as defined in Section 412(a) of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group has failed to make any contribution or pay any amount due or owing as required under the terms of any such Plan, or by Section 412 of the Code or
Section 302 of ERISA by the due date under Section 412 of the Code and Section 302 of ERISA, the result of which could reasonably be expected to have a Material Adverse Effect. There has been no ERISA Event or any event requiring disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Plan (other than any Multiemployer Plan) or its related trust of the Borrower or any member of its Controlled Group since the effective date of ERISA. The present value of the benefit liabilities, as defined in Title IV of ERISA, of each Plan subject to Title IV of ERISA (other than a Multiemployer Plan) of the Borrower and each member of its Controlled Group does not exceed by more than $500,000 the present value of the assets of each such Plan as of the most recent valuation date using each such Plan's actuarial assumptions at such date. There are no pending, or to the Borrower's knowledge threatened, claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and neither the Borrower nor any member of its Controlled Group has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan, the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or, to the Borrower's knowledge, any member of its Controlled Group has engaged in any prohibited transactions, within the meaning of Section 406 of ERISA or Section 4975 of the Code, in connection with any Plan the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group has incurred or reasonably expects to incur (A) any liability under Title IV of ERISA (other than premiums due under Section 4007 of ERISA to the PBGC), (B) any withdrawal liability (and no event has occurred which with the giving of notice under Section 4219 of ERISA would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from a Multiemployer Plan, as defined in Section 1.1 of this Agreement but without regard to the five-year limitation provided therein or (C) any liability under
Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA. None of the Borrower, any member of its Controlled Group, or any organization to which the Borrower or any member of its Controlled Group is a successor or parent corporation within the meaning of ERISA Section 4069(b), has engaged in a transaction within the meaning of ERISA Section 4069, the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group maintains or has established any Plan, which is a welfare benefit plan within the meaning of
Section 3(1) of ERISA and which provides for continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment, except as may be required by any Applicable Law, the result of which could reasonably be expected to have a Material Adverse Effect. Each of Borrower and its Controlled Group which maintains a Plan which is a welfare benefit plan within the meaning of Section 3(1) of ERISA has complied in all material respects with any applicable notice and continuation requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations thereunder. None of the Borrower or any member of its Controlled Group maintains, has established, or has ever participated in a multiemployer welfare benefit arrangement within the meaning of Section 3(40)(A) of ERISA.

         (m) Compliance with Regulations G, T, U and X. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, and no part of the proceeds of the Advances or Letters of Credit will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. No more than 25% of the assets of the Borrower and its Subsidiaries are margin stock. None of the Borrower and its Subsidiaries nor any agent acting on their behalf, has taken or will knowingly take any action which would cause this Agreement or any other Loan Documents to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect.

         (n) Authorization. The Borrower and its Subsidiaries are not required to obtain any Necessary Authorization on or prior to the Agreement Date that has not already been obtained from, or effect any material filing or registration that has not already been effected with, any Tribunal or any other Person in connection with the execution and delivery of this Agreement or any other Loan Document, or the performance thereof, in accordance with their respective terms, including any borrowings hereunder, except for the filing of financing statements (and other similar notices) containing a description of the Collateral with certain Tribunals.

         (o) Absence of Default. The Borrower and its Subsidiaries are in compliance in all material respects with all of the provisions of their certificate of incorporation and by-laws (or similar organizational and governance documents), and no event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, (i) an Event of Default or (ii) a default by the Borrower or any of its Subsidiaries under any indenture, agreement or other instrument, or any judgment, decree or order to which the Borrower or any of its Subsidiaries or by which they or any of their respective properties is bound, except to the extent that such default could not reasonably be expected to have a Material Adverse Effect.

         (p) Governmental Regulation. Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940. Neither the entering into or performance by the Borrower of this Agreement nor the issuance of the Notes violates any provision of such act or requires any consent, approval, or authorization of, or registration with, the Securities and Exchange Commission or any other Tribunal pursuant to any provisions of such act.

         (q) Environmental Matters. Neither the Borrower nor any Subsidiary has any current actual knowledge that any substance deemed hazardous by any Applicable Environmental Law, has been installed (i) on any real property fee title to which is now owned by the Borrower or any of its Subsidiaries or (ii) by Borrower or any of its Subsidiaries on any real property leased by the Borrower or any of its Subsidiaries, in either case in a manner which does not comply with Applicable Environmental Laws, except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries are not in violation of or subject to any existing, pending or, to the best of the Borrower's knowledge, threatened investigation or inquiry by any Tribunal or to any remedial obligations under any Applicable Environmental Laws, the effect of which could reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries have not obtained and are not required to obtain any permits, licenses or similar authorizations other than certificates of occupancy and building permits and other authorizations that have been obtained to construct, occupy, operate or use any buildings, improvements, fixtures, and equipment forming a part of any real property owned or leased by the Borrower or any Subsidiary of the Borrower by reason of any Applicable Environmental Laws, except to the extent that the failure to so obtain could not reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries undertook, at the time of acquisition of fee title to any real property, reasonable inquiry into the previous ownership and uses of such real property consistent with good commercial or customary practice. The Borrower and its Subsidiaries have taken reasonable steps to determine, and the Borrower and its Subsidiaries have no current actual knowledge, that any hazardous substances or solid wastes have been disposed of or otherwise released (i) on or to the real property fee title to which is owned by the Borrower or any of its Subsidiaries or (ii) by Borrower or any of its Subsidiaries on or to any real property leased by Borrower or any of its Subsidiaries, all within the meaning of the Applicable Environmental Laws, the effect of which could reasonably be expected to have a Material Adverse Effect. To the extent required to do so by any Applicable Environmental Laws, the Borrower and its Subsidiaries have disposed of all hazardous substances and solid wastes (if any), all within the meaning of the Applicable Environmental Laws, generated in their respective businesses in compliance with all Applicable Environmental Laws, except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         (r) Certain Fees. No broker's, finder's or other fee or commission will be payable by the Borrower (other than to the Lenders hereunder) with respect to the making of the Commitments or the Advances hereunder. The Borrower agrees to indemnify and hold harmless the Administrative Lender and each Lender from and against any claims, demand, liability, proceedings, costs or expenses asserted with respect to or arising in connection with any such fees or commissions payable by the Borrower.

         (s) Patents, Etc. Except as reflected on Schedule 8 hereto, the Borrower and its Subsidiaries have collectively obtained or applied for all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of their business as presently conducted and as proposed to be conducted, except to the extent that the failure to so obtain or apply could not reasonably be expected to have a Material Adverse Effect. Except as reflected on Schedule 8 hereto, nothing has come to the current actual knowledge of the Borrower or any of its Subsidiaries to the effect that (i) any process, method, part or other material presently contemplated to be employed by the Borrower or any Subsidiary of the Borrower may infringe any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, or (ii) there is pending or overtly threatened any claim or litigation against or affecting the Borrower or any Subsidiary of the Borrower contesting its right to sell or use any such process, method, part or other material, which could reasonably be expected to have a Material Adverse Effect.

         (t) Disclosure. All factual information furnished by the Borrower or any of its Subsidiaries in writing to the Administrative Lender or any Lender in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other factual information hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Administrative Lender or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided. There is no fact known to the Borrower and not known to the public generally that could reasonably be expected to have a Material Adverse Effect, which has not been set forth in this Agreement or in the documents, certificates and statements furnished to the Lenders by or on behalf of the Borrower prior to the date hereof in connection with the transaction contemplated hereby.

         (u) Solvency. The Borrower is, and Borrower and its Subsidiaries on a consolidated basis are, Solvent.

         (v) Labor Relations. Except as provided on Schedule 9, neither the Borrower nor any Subsidiary is a party to a collective bargaining agreement or similar agreement, and the Borrower and each Subsidiary is in compliance in all material respects with all Laws respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to the employment of its employees, except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect, and there are no arrears in the payment of wages, withholding or social security taxes, unemployment insurance premiums or other similar obligations of the Borrower or any Subsidiary or for which the Borrower or any Subsidiary may be responsible other than in the ordinary course of business, except for such unpaid or unwithheld arrears which could not reasonably be expected to result in a Material Adverse Effect. There is no strike, work stoppage or labor dispute with any union or group of employees pending or overtly threatened involving Borrower or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

         (w) Consolidated Business Entity. The Borrower and its Subsidiaries are engaged in the business of developing and operating time-share resorts and other leisure activities (exclusive of gaming). These operations require financing on a basis such that the credit supplied can be made available from time to time to the Borrower and various of its Subsidiaries, as required for the continued successful operation by the Borrower and its Subsidiaries as a whole. The Borrower and its Subsidiaries expect to derive benefit (and the board of directors of the Borrower and its Subsidiaries have determined that the Borrower and its Subsidiaries may reasonably be expected to derive benefit), directly or indirectly, from the credit extended by the Lenders hereunder, both in their separate capacities and as members of the group of companies, since the successful operation and condition of the Borrower and its Subsidiaries is dependent on the continued successful performance of the functions of the group as a whole.

         (x) Time-Share Interest Exchange Network. Borrower and its Subsidiaries are members and participants, pursuant to validly executed and enforceable written agreements in Resort Condominiums International, L.L.C. and Interval International. Borrower and its Subsidiaries have paid all fees and other amounts due and owing under such agreements and are not otherwise in default in any material respect thereunder.

         (y) Time-Share Interests. The sale, offering of sale, and financing of Time-Share Interests in the Projects (i) do not constitute the sale, or the offering of sale, of securities subject to registration requirements of the Securities Act of 1933, as amended, or any state or foreign securities Law, (ii) except to the extent that any such violation(s), either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, do not violate any time-sharing or other Law of any state or foreign country in which sales or solicitation of Time-Share Interests occur, and (iii) except to the extent that any such violation(s), either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, do not violate any consumer credit or usury Laws of any state or foreign country in which sales or solicitation of Time-Share Interests occur. Except to the extent that any such failure(s), either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the Borrower and its Subsidiaries have not failed to make or cause to be made any registrations or declarations with any Tribunal necessary to the ownership of the Projects or to the conduct of its business, including, without limitation, the operation of the Projects and the sale, or offering for sale, of Time-Share Interests therein. Except to the extent that any such noncompliance(s), either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, Borrower and its Subsidiaries have, to the extent required by its activities and businesses, fully complied with (i) all of the applicable provisions of (A) the Consumer Credit Protection Act, as amended, (B) the Federal Trade Commission Act, as amended, (C) the Federal Interstate Land Sales Full Disclosure Act, as amended, (D) any other Laws of any Tribunal otherwise applicable, and (E) all rules and regulations promulgated under any of the foregoing. True and complete copies of the Purchase Documents and other documents requested by the Administrative Lender which have been and are being used by the Borrower and its Subsidiaries in connection with the Projects and the sale or offering for sale of Time-Share Interests therein have been delivered to the Administrative Lender. The Time-Share Interests in the Projects constitute undivided interests in real property under the Laws of the jurisdictions in which the applicable Units are located.

         (z) Common Areas. To the extent that the Borrower or any of its Subsidiaries are legally obligated to construct same, the common areas and amenities appurtenant to sold Time-Share Interests, and the streets and other off-site improvements contained within the Projects have been completed or a bond insuring the completion thereof has been obtained and such interests in such common areas are free and clear of all Liens except Permitted Liens.

         (aa) Subordinated Debt. The terms, provisions, covenants and requirements contained in the documents, instruments and agreements relating to the Subordinated Debt are not more restrictive than the comparable terms, provisions, covenants and requirements contained in this Agreement and the other Loan Documents. All of the Obligations constitute senior indebtedness under the documents, instruments and agreements evidencing or relating to the Subordinated Debt and, as such, all of the Obligations are expressly superior in right of payment to the Subordinated Debt.

         Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date and at and as of the date of each Advance and the date of issuance of each Letter of Credit, and each shall be true and correct in all material respects when made, except to the extent (a) previously fulfilled in accordance with the terms hereof or (b) previously waived in writing by the Determining Lenders with respect to any particular factual circumstance or permitted by the terms of this Agreement. All such representations and warranties shall survive, and not be waived by, the execution hereof by any Lender, any investigation or inquiry by any Lender, or by the making of any Advance or the issuance of any Letter of Credit under this Agreement.

                                    ARTICLE 5

                                General Covenants

         So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

         Section 5.1 Preservation of Existence and Similar Matters. The Borrower shall, and shall cause each Subsidiary of the Borrower to:

         (a) except as otherwise permitted pursuant to Section 7.4 hereof, preserve and maintain, or timely obtain and thereafter preserve and maintain, its existence, rights, franchises, licenses, authorizations, consents, privileges and all other Necessary Authorizations from any Tribunal, the loss of which could reasonably be expected to have a Material Adverse Effect; and

         (b) except as otherwise permitted pursuant to Section 7.4 hereof, qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         Section 5.2 Business; Compliance with Applicable Law. The Borrower and its Subsidiaries shall (a) engage primarily in the businesses set forth in
Section 4.1(d) hereof, and (b) comply in all respects with the requirements of all Applicable Law, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         Section 5.3 Maintenance of Properties. To the maximum extent that the Borrower and/or any Subsidiary of the Borrower has the right, power or authority (whether as a matter of contract, at law or otherwise) to do so, the Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain or cause to be maintained all its properties (whether owned or held under lease) in reasonably good repair, working order and condition, taken as a whole, and from time to time make or cause to be made all appropriate (in the reasonable judgment of the Borrower) repairs, renewals, replacements, additions, betterments and improvements thereto, except where the failure to so maintain, repair, renew, replace or improve could not reasonably be expected to have a Material Adverse Effect.

         Section 5.4 Accounting Methods and Financial Records. The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made and all transactions reflected in accordance with GAAP, and keep accurate and complete records of its respective assets. The Borrower and each of its Subsidiaries shall maintain its fiscal year in the manner in existence on the Agreement Date.

         Section 5.5 Insurance. The Borrower shall, and shall cause each Restricted Subsidiary of the Borrower to, maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for companies of similar size and capability. Each insurance policy shall (a) provide for at least 30 days' prior notice to the Administrative Lender of any proposed termination or cancellation of such policy, whether on account of default or otherwise and (b) otherwise contain the requirements for insurance set forth in the Security Agreements.

         Section 5.6 Payment of Taxes and Claims. The Borrower shall, and shall cause each Subsidiary of the Borrower to, pay and discharge all material Taxes to which they are subject prior to the date on which penalties attach thereto, and all lawful material claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of its properties; except that no such Tax or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as no Lien shall attach with respect thereto and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrower shall, and shall cause each Subsidiary of the Borrower to, timely file all information returns (or extensions of such filing deadlines) required by federal, state or local tax authorities.

         Section 5.7 Visits and Inspections. The Borrower shall, and shall cause each Subsidiary of the Borrower to, promptly permit representatives of the Administrative Lender or any Lender from time to time after reasonable notice by the Administrative Lender or any Lender to (a) visit and inspect the properties of the Borrower and its Subsidiaries as often as the Administrative Lender or any Lender shall reasonably deem advisable, (b) audit, inspect and make extracts from and copies of the Borrower's and each such Subsidiary's books and records, and (c) discuss with the Borrower's and each such Subsidiary's appropriate directors, officers, employees and auditors its business, assets, liabilities, financial positions, results of operations and business prospects, provided that such representatives of the Administrative Lender or any Lender shall keep confidential all information obtained pursuant to this Section 5.7 to the extent required by Section 11.14. The Borrower shall pay the reasonable expenses related to up to three (3) such inspections and audits performed by the Administrative Lender per twelve-month period. Prior to the occurrence of an Event of Default, all such visits and inspections shall be conducted during normal business hours. Following the occurrence and during the continuance of an Event of Default, such visits and inspections shall be conducted at any time requested by the Administrative Lender or any Lender without any requirement for reasonable notice.

         Section 5.8 Use of Proceeds. The proceeds of the Advances and the Letters of Credit shall be used by the Borrower (a) to refinance certain existing debt of the Borrower and its Subsidiaries, (b) to finance Acquisitions permitted under Section 7.6 hereof, (c) to finance eligible mortgage loans, (d) to finance the ongoing working capital and general corporate requirements of the Borrower and its Subsidiaries, and (e) for other legitimate corporate purposes not otherwise prohibited hereunder.

         SECTION 5.9 INDEMNITY.

         (a) THE BORROWER AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE LENDER, EACH LENDER, EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SHAREHOLDERS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, PROCEEDINGS (WHETHER CIVIL OR CRIMINAL), JUDGMENTS, SUITS, CLAIMS, REASONABLE COSTS, REASONABLE EXPENSES AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITABLE CAUSE, OR ON CONTRACT, TORT OR OTHERWISE, ARISING FROM OR CONNECTED WITH THE PAST, PRESENT OR FUTURE OPERATIONS OF THE BORROWER, ITS SUBSIDIARIES OR THEIR RESPECTIVE PREDECESSORS IN INTEREST, OR THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF PROPERTY OF THE BORROWER OR ITS SUBSIDIARIES), RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING OR ATTENDANT THERETO, THE MANAGEMENT OF THE ADVANCES OR LETTERS OF CREDIT, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF ANY ORDINARY OR MERE NEGLIGENCE OF ADMINISTRATIVE LENDER OR ANY LENDER (OTHER THAN THOSE MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT OR OTHER LENDER AGAINST THE ADMINISTRATIVE LENDER OR ANY LENDER AND NOT THE BORROWER OR ANY OF ITS SUBSIDIARIES), OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES OR LETTERS OF CREDIT HEREUNDER, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, OR THE PROJECTS, OR ANY LENDER'S STATUS BY VIRTUE OF THE ASSIGNMENT OF PLEDGED DOCUMENTS, OR ANY ACT OR OMISSION BY THE BORROWER, ANY OF ITS SUBSIDIARIES, THE CUSTODIAN OR THE SERVICING AGENT, OR THE EMPLOYEES OR AGENTS OF ANY OF THEM, OR ANY ACT OR OMISSION BY ALL BROKERS, AGENTS OR OTHER SALESMEN OF TIME-SHARE INTERESTS, BUT EXCLUDING (i) ANY CLAIM OR LIABILITY THAT ARISES AS THE RESULT OF THE

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GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY
DETERMINED BY A COURT OF COMPETENT JURISDICTION, AND (ii) MATTERS RAISED BY ONE LENDER OR PARTICIPANT AGAINST ANOTHER LENDER OR PARTICIPANT OR BY ANY SHAREHOLDERS OF A LENDER OR A PARTICIPANT AGAINST A LENDER OR A PARTICIPANT OR THE RESPECTIVE MANAGEMENT OF SUCH LENDER OR PARTICIPANT (COLLECTIVELY, "INDEMNIFIED MATTERS"). TO THE EXTENT THAT ANY INDEMNIFIED MATTER INVOLVES ONE OR MORE INDEMNITEES, SUCH INDEMNITEES SHALL USE THE SAME LEGAL COUNSEL UNLESS ANY INDEMNITEE IN ITS REASONABLE DISCRETION DETERMINES THAT CONFLICTS EXIST OR MAY ARISE IN CONNECTION WITH SUCH REPRESENTATION.

         (b) WITHOUT DUPLICATION, THE BORROWER SHALL PERIODICALLY, UPON REQUEST, REIMBURSE EACH INDEMNITEE FOR ITS REASONABLE LEGAL AND OTHER ACTUAL REASONABLE EXPENSES (INCLUDING THE REASONABLE COST OF ANY INVESTIGATION AND PREPARATION) INCURRED IN CONNECTION WITH ANY INDEMNIFIED MATTER. THE REIMBURSEMENT, INDEMNITY AND CONTRIBUTION OBLIGATIONS UNDER THIS SECTION SHALL BE IN ADDITION TO ANY LIABILITY WHICH THE BORROWER MAY OTHERWISE HAVE, SHALL EXTEND UPON THE SAME TERMS AND CONDITIONS TO EACH INDEMNITEE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF THE BORROWER, THE ADMINISTRATIVE LENDER, THE LENDERS AND ALL OTHER INDEMNITEES. THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE OBLIGATIONS.

         Section 5.10 Environmental Law Compliance. The use which the Borrower or any Subsidiary of the Borrower intends to make of any real property which is owned or leased by it will not result in the disposal or other release of any hazardous substance or solid waste on or to such real property which is in violation of Applicable Environmental Laws, the effect of which could reasonably be expected to have a Material Adverse Effect. As used herein, the terms "hazardous substance" and "release" as used in this Section shall have the meanings specified in CERCLA (as defined in the definition of Applicable Environmental Laws), and the terms "solid waste" and "disposal" shall have the meanings specified in RCRA (as defined in the definition of Applicable Environmental Laws); provided, however, that if CERCLA or RCRA is amended so as to broaden or lessen the meaning of any term defined thereby, such broader or lesser meaning shall apply subsequent to the effective date of such amendment; and provided further, to the extent that any other law applicable to the Borrower, any Subsidiary or any of their respective properties establishes (to the exclusion of the applicability of CERCLA and RCRA) a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader or lesser than that specified in either CERCLA or RCRA, such broader or lesser meaning shall apply. The Borrower agrees to indemnify and hold the Administrative Lender and each Lender harmless from and against, and to reimburse them with respect to, any and all claims, demands, causes of action,

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loss, damage, liabilities, reasonable costs and reasonable expenses (including reasonable attorneys' fees and courts costs) of any kind or character, known or unknown, fixed or contingent, asserted against or incurred by any of them at any time and from time to time by reason of or arising out of (a) the failure of the Borrower or any Subsidiary to perform any of their obligations hereunder regarding asbestos or Applicable Environmental Laws, (b) any violation on or before the Release Date of any Applicable Environmental Law in effect on or before the Release Date, and (c) any act, omission, event or circumstance existing or occurring on or prior to the Release Date (including without limitation the presence on such real property or release from such real property of hazardous substances or solid wastes disposed of or otherwise released on or prior to the Release Date), resulting from or in connection with the ownership of the real property, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence; provided that, the Borrower shall not be under any obligation to indemnify the Administrative Lender or any Lender to the extent that any such liability arises as the result of the gross negligence or wilful misconduct of such Person, as finally judicially determined by a court of competent jurisdiction. The provisions of this paragraph shall survive the Release Date and shall continue thereafter in full force and effect.

         Section 5.11 Further Assurances. At any time or from time to time upon request by the Administrative Lender, the Borrower or any Subsidiary of the Borrower shall execute and deliver such further documents and do such other acts and things as the Administrative Lender may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the Borrower agrees to (a) update and deliver to the Administrative Lender supplements to Schedules 3 and 4 hereto at the time of delivery of the financial statements set forth in Sections 6.1 and 6.2 hereof if the information provided therein is not complete and correct, and (b) update and deliver to the Administrative Lender Schedule 1 to the Security Agreements promptly upon discovery that the information provided therein is not complete and correct.


         Section 5.12 Management of Projects. To the maximum extent that the Borrower and/or any Subsidiary of the Borrower has the right, power or authority (whether as a matter of contract, at law or otherwise) to do so, the Borrower shall, and shall cause each of its Subsidiaries to, maintain managers and management contracts with respect to each Project which are reasonably satisfactory to the Administrative Lender; provided, however, that the Borrower and each Subsidiary of the Borrower shall be deemed to be reasonably satisfactory to the Administrative Lender as managers of the Projects for purposes of this Section 5.12. The Borrower shall not change the manager of any Project (except to the extent that the Borrower replaces the existing manager with a manager that is a Subsidiary of the Borrower) or materially amend, modify or waive any provision of or terminate the management contract for any Project without the prior written consent of the Administrative Lender.

         Section 5.13 Obligations to Purchasers. The Borrower shall, and shall cause each of its Subsidiaries to, fulfill all obligations to the Purchasers under Eligible Notes Receivable which are used in making the Borrowing Base computations or otherwise constitute part of the Collateral.

         Section 5.14 Owners Associations. The Borrower shall, and shall cause each of its Subsidiaries to, cause each Purchaser to automatically be a member of each Project's owners association or associations, if any, and shall be entitled to vote on the affairs thereof (subject, however, to any preferential voting rights in favor of the Borrower or any of its Subsidiaries as permitted under applicable time-share Laws). Each such owners association shall have the authority to fix and levy pro rata upon each Purchaser annual assessments to cover the costs of maintaining and operating such Project (including, without limitation, taxes and assessments not levied by the appropriate taxing authority directly against owners of Time-Share Interests) and to establish a reasonable reserve for improvements, the replacement of property and furnishings, and contingencies. If the Borrower or any of its Subsidiaries controls an owners association, the Borrower or any of its Subsidiaries will while it controls such association: (i) cause such owners association to discharge timely and completely its obligations under such Project's governing documents and maintain the reserve described above and (ii) to the extent requested to do so by the Administrative Lender, pay or loan to such owners association, not less often than is necessary to provide sufficient funding for such owners association in order to maintain, preserve and maximize the ownership, quality, safety, marketability, value and appearance of the applicable Project, the difference between (A) the cumulative total amount of the maintenance and operating expenses incurred by such association, together with the amount of any installment of real property taxes currently due and payable with respect to such Project not directly levied against owners of Time-Share Interests, through the end of the calendar month preceding the month in which such payment or loan is made and (B) the cumulative total amount of assessments (less amounts thereof allocated to reserve expenses) payable to the association by Time-Share Interest owners other than the Borrower or its Subsidiaries, as appropriate, through the end of the calendar month preceding the month in which such payment or loan is made.

         Section 5.15 Note Receivable Information. The Borrower shall, and shall cause each of its Subsidiaries to, maintain accurate and complete files relating to the Notes Receivable with respect to the Projects and other Collateral, and such files will contain copies of each Note Receivable, copies of all relevant credit memoranda relating to such Notes Receivable and all collection information and correspondence related thereto.

         Section 5.16 Maintenance of Borrowing Base. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, at all times maintain the Borrowing Base at an amount equal to or greater than the aggregate principal amount of all outstanding Revolving Credit Advances, Swing Line Advances and Reimbursement Obligations. Without waiving or otherwise modifying the foregoing requirements of this Section 5.16, if any Note Receivable is included in the Borrowing Base as an Eligible Note Receivable and such Note Receivable thereafter fails to meet the criteria for inclusion as an Eligible Note Receivable, the Borrower shall have the right to obtain a release of the nonqualifying Note Receivable from the Liens hereunder in favor of the

Administrative Lender and the Lenders if immediately prior to, and after giving effect to, such proposed release, (i) the Borrower is in compliance with the requirements of this Section 5.16, and (ii) no Default or Event of Default exists hereunder or under any of the other Loan Documents. Without waiving or otherwise modifying the foregoing requirements of this Section 5.16, if any Note Receivable is included as Collateral hereunder and such Note Receivable is thereafter included in a Securitization, the Borrower shall have the right to obtain a release of such Note Receivable from the Liens hereunder in favor of the Administrative Lender and the Lenders if immediately prior to, and after giving effect to, such proposed release, (i) the Borrower is in compliance with the requirements of this Section 5.16, and (ii) no Default or Event of Default exists hereunder or under any of the other Loan Documents. Without waiving or otherwise modifying the foregoing requirements of this Section 5.16, if a Note Receivable is not past-due or otherwise in default and such Note Receivable ceases to qualify as an Eligible Note Receivable solely by virtue of (i) the reduction of the amount of any scheduled payment(s) with respect thereto or (ii) the extension of the maturity date thereof, a Note Receivable received by the Borrower or a Restricted Subsidiary in substitution or replacement therefor shall not fail to qualify as an Eligible Note Receivable solely by virtue of the fact that the Purchaser in respect of such substitution or replacement Note Receivable has not made at least the first regularly scheduled payment due thereon.


                                    ARTICLE 6

                              Information Covenants

         So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled), the Borrower shall furnish or cause to be furnished to each Lender or shall notify each Lender of the following events:

         Section 6.1 Borrowing Base Report. Within 15 days after the end of each month of each fiscal year, the Borrowing Base Report setting forth (a) a certification of Eligible Notes Receivable, (b) calculation of the Borrowing Base, and (c) an asset portfolio report in form and substance satisfactory to the Administrative Lender.

         Section 6.2 Eligible Notes Receivable Report. Within 30 days after the second fiscal quarter and the last fiscal quarter of each fiscal year, a report showing through the end of such fiscal quarter, (a) the opening and closing balances on each Eligible Note Receivable, (b) all payments received on each Eligible Note Receivable allocated to interest, principal, late charges, taxes or the like, (c) the average rate of interest for all Eligible Notes Receivable,
(d) an itemization of delinquencies, prepayments and any other adjustments for each Eligible Note Receivable, (e) the average down payment received with respect to all Eligible Notes Receivable, and (g) the nature and status of any claims asserted or legal action pending with respect to any Eligible Note Receivable.

         Section 6.3 Quarterly Financial Statements and Information.

         (a) Within 45 days after the end of each fiscal quarter of each fiscal year, the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal quarter and the related consolidated and consolidating statements of income for such fiscal quarter and for the elapsed portion of the year ended with the last day of such fiscal quarter, and consolidated and consolidating statements of cash flow for the elapsed portion of the year ended with the last day of such fiscal quarter, all of which shall be certified by the president, chief financial officer or treasurer of the Borrower, to, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, present fairly in all material respects, in accordance with GAAP (except for the absence of footnotes), the financial position and results of operations of the Borrower and its Subsidiaries as at the end of and for such fiscal quarter, and for the elapsed portion of the year ended with the last day of such fiscal quarter, subject only to normal year-end adjustments.

         (b) Within 45 days after the end of each fiscal quarter of each fiscal year, the consolidated and consolidating balance sheets of the Borrower and the Restricted Subsidiaries as at the end of such fiscal quarter and the related consolidated and consolidating statements of income for such fiscal quarter and for the elapsed portion of the year ended with the last day of such fiscal quarter, and consolidated and consolidating statements of cash flow for the elapsed portion of the year ended with the last day of such fiscal quarter, all of which shall be certified by the president, chief financial officer or treasurer of the Borrower, to, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, present fairly in all material respects, in accordance with GAAP (except for the absence of footnotes), the financial position and results of operations of the Borrower and the Restricted Subsidiaries as at the end of and for such fiscal quarter, and for the elapsed portion of the year ended with the last day of such fiscal quarter, subject only to normal year-end adjustments.

         Section 6.4 Annual Financial Statements and Information; Certificate of No Default.

         (a) Within 90 days after the end of each fiscal year, a copy of (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries, as of the end of the current and prior fiscal years and (ii) the consolidated and consolidating statements of earnings and consolidated statements of changes in shareholders' equity, and statements of cash flow as of and through the end of such fiscal year, all of which are prepared in accordance with GAAP, and certified by independent certified public accountants reasonably acceptable to the Lenders (provided, however, any former big six public accounting firm shall be acceptable to the Lenders), whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified as to scope of audit and going concern.

         (b) Within 90 days after the end of each fiscal year, a copy of (i) the consolidated and consolidating balance sheets of the Borrower and the Restricted Subsidiaries, as of the end of the current and prior fiscal years and (ii) the consolidated and consolidating statements of earnings and consolidated statements of changes in shareholders' equity, and statements of cash flow as of and through the end of such fiscal year, all of which shall be certified by the president, chief financial officer or treasurer of the Borrower, to, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, conform to the presentation of the audited financial statements to be delivered pursuant to Section 6.4(a) hereof and to present fairly in all material respects, in accordance with GAAP (except for the absence of footnotes), the financial position and results of operations of the Borrower and the Restricted Subsidiaries as at the end of and for such fiscal year.

         (c) As soon as available, but in any event within 30 days after December 31, 1997 and within 30 days after the end of each fiscal year thereafter, a copy of the annual consolidated financial projections (including pro forma income statements, balance sheets and statements of cash flow) of the Borrower and the Restricted Subsidiaries for the succeeding fiscal year.

         Section 6.5 Compliance Certificate. At the time financial statements are furnished pursuant to Sections 6.3 and 6.4 hereof, the Compliance Certificate, completed as provided therein, executed by the president, the chief financial officer, or treasurer of the Borrower.

         Section 6.6 Copies of Other Reports and Notices.

         (a) Promptly upon their becoming available, a copy of (i) all material final reports or letters submitted to the Borrower or any Subsidiary of the Borrower by accountants in connection with any annual, interim or special audit, including without limitation any final report prepared in connection with the annual audit referred to in Section 6.2 hereof, and, if requested by the Administrative Lender, any other comment letter submitted to management in connection with any such audit, (ii) each financial statement, report, notice or proxy statement sent by the Borrower to stockholders generally, (iii) each regular, periodic or other report and any registration statement (other than statements on Form S-8) or prospectus (or material written communication in respect of any thereof) filed by the Borrower or any Subsidiary of the Borrower with any securities exchange, with the Securities and Exchange Commission or any successor agency, (iv) all press releases concerning material financial aspects of the Borrower or any Subsidiary of the Borrower, and (v) forms of Purchase Documents and, to the extent requested by the Administrative Lender, other documents being used in connection with the Projects to the extent different from those delivered pursuant to Section 3.1(l) hereof;

         (b) Promptly upon becoming aware (i) that the holder(s) of any note(s) or other evidence of indebtedness or other security of the Borrower or any Subsidiary of the Borrower in excess of $500,000 in the aggregate has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, (ii) of the occurrence or non-occurrence of any event which constitutes or which with the passage of time or giving of notice or both could constitute a material breach by the Borrower or any Subsidiary of the Borrower under any material agreement or instrument other than this Agreement to which the Borrower or any Subsidiary of the Borrower is a party or by which any of their respective properties may be bound, or (iii) of any event, circumstance or condition which could reasonably be expected to be classified as a Material Adverse Effect, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

         (c) Promptly upon becoming aware that any party to any Capitalized Lease Obligations or Operating Lease, in each case, in excess of $500,000, has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

         (d) Promptly upon receipt thereof, information with respect to and copies of any notices received from any Tribunal relating to any order, ruling, law, information or policy that relates to a breach of or noncompliance with any Law, or could reasonably be expected to result in the payment of money by the Borrower or any Subsidiary of the Borrower in an amount of $500,000 or more in the aggregate, or otherwise have a Material Adverse Effect, or result in the loss or suspension of any Necessary Authorization where such loss could reasonably be expected to have a Material Adverse Effect; and

         (e) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding the assets, business, liabilities, financial position, projections, results of operations or business prospects of the Borrower and its Subsidiaries, as the Administrative Lender or any Lender may reasonably request.

         Section 6.7 Notice of Litigation, Default and Other Matters. Prompt notice of the following events after the Borrower has knowledge or notice thereof:

         (a) The commencement of all Litigation and investigations by or before any Tribunal, and all actions and proceedings in any court or before any arbitrator involving claims (i) for damages (including punitive damages) in excess of $500,000 (after deducting the amount with respect to the Borrower or any Subsidiary of the Borrower is insured), against or in any other way relating directly to the Borrower, any Subsidiary of the Borrower, or any of their respective properties or businesses or (ii) which otherwise could affect any Collateral and which could reasonably be expected to have a Material Adverse Effect; and

         (b) Promptly upon the happening of any condition or event of which the Borrower has current actual knowledge which constitutes a Default, a written notice specifying the nature and period of existence thereof and what action is being taken or is proposed to be taken with respect thereto.

         Section 6.8 ERISA Reporting Requirements.

         (a) Promptly and in any event (i) within 30 days after the Borrower or any member of its Controlled Group has current actual knowledge that any ERISA Event described in clause (a) of the definition of ERISA Event or any event described in Section 4063(a) of ERISA with respect to any Plan of the Borrower or any member of its Controlled Group has occurred, and (ii) within 10 days after the Borrower or any member of its Controlled Group has current actual knowledge that any other ERISA Event with respect to any Plan of the Borrower or any member of its Controlled Group has occurred or a request for a minimum funding waiver under Section 412 of the Code has been made with respect to any Plan of the Borrower or any member of its Controlled Group, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of such event that is given to the PBGC;

         (b) Promptly and in any event within three Business Days after receipt thereof by the Borrower or any member of its Controlled Group from the PBGC, copies of each notice received by the Borrower or any member of its Controlled Group of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

         (c) Promptly and in any event within 30 days after the filing thereof by the Borrower or any member of its Controlled Group with the United States Department of Labor or the Internal Revenue Service, copies of each annual report (including Schedule B thereto, if applicable) with respect to each Plan subject to Title IV of ERISA of which Borrower or any member of its Controlled Group is the "plan sponsor";

         (d) Promptly, and in any event within 10 Business Days after receipt thereof, a copy of any correspondence the Borrower or any member of its Controlled Group receives from the Plan Sponsor (as defined by Section 4001(a)(10) of ERISA) of any Plan concerning potential withdrawal liability pursuant to Section 4219 or 4202 of ERISA, and a statement from the chief financial officer of the Borrower or such member of its Controlled Group setting forth details as to the events giving rise to such potential withdrawal liability and the action which the Borrower or such member of its Controlled Group is taking or proposes to take with respect thereto;

         (e) Notification within 30 days of any material increases in the benefits provided under any existing Plan which is not a Multiemployer Plan, or the establishment of any new Plans, or the commencement of contributions to any Plan to which the Borrower or any member of its Controlled Group was not previously contributing, which could reasonably be expected in any such case to result in an additional material liability to the Borrower;

         (f) Notification within three Business Days after the Borrower or any member of its Controlled Group knows that the Borrower or any such member of its Controlled Group has filed or intends to file a notice of intent to terminate any Plan under a distress termination within the meaning of Section 4041(c) of ERISA and a copy of such notice; and

         (g) Within three Business Days after receipt of written notice of commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the

Borrower or any member of its Controlled Group with respect to any Plan, except those which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.


                                    ARTICLE 7

                               Negative Covenants

         So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

         Section 7.1 Indebtedness. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist any Indebtedness, except:

         (a) Indebtedness under the Loan Documents; and

         (b) Other Indebtedness, if, and only to the extent that, immediately prior to, and after giving effect to, the incurrence of such Indebtedness, no Default or Event of Default exists.

         Section 7.2 Liens. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create, assume, incur, permit or suffer to exist, directly or indirectly, any Lien on any of its assets, whether now owned or hereafter acquired, except Permitted Liens.

         Section 7.3 Investments. The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Investment, except that the Borrower and any Restricted Subsidiary may purchase or otherwise acquire and own:

         (a) Cash and Cash Equivalents;

         (b) Accounts receivable that arise in the ordinary course of business and are payable on standard terms;

         (c) Investments in existence on the Agreement Date which are described on Schedule 5 hereto;

         (d) Investments which are Acquisitions permitted pursuant to Section
7.6 hereof;

         (e) Investments in the form of Hedge Agreements entered into with any Lender;

         (f) Investments in Subsidiaries of the Borrower which are Restricted Subsidiaries;

         (g) Guaranties of Indebtedness (i) of any Person other than the Borrower or a Restricted Subsidiary to the extent that (x) the aggregate amount of such Guaranties by the Borrower and the Restricted Subsidiaries does not exceed ten percent (10%) of the combined total assets of the Borrower and the Restricted Subsidiaries and (y) immediately prior to and after giving effect to any such proposed Guaranty there shall not exist a Default or Event of Default and (ii) of the Borrower or of a Restricted Subsidiary to the extent that such Guaranty, and the Indebtedness guaranteed thereby, are permitted by Section 7.1 hereof;

         (h) Investments in joint ventures provided that (i) immediately prior to and after giving effect to any such proposed Investment there shall not exist a Default or Event of Default, (ii) the Administrative Lender shall have received at least 10 Business Days prior to the date of such Investment a Compliance Certificate setting forth the covenant calculations, both immediately prior to and after giving effect to the proposed Investment, and (iii) the joint venture shall be in the business described in Schedule 4.1(d) hereof or other activities directly related thereto;

         (i) Investments in, or with respect to, any Person other than the Borrower or a Restricted Subsidiary to the extent that (i) the aggregate amount of such Investments by the Borrower and the Restricted Subsidiaries does not at any time exceed ten percent (10%) of the combined total assets of the Borrower and the Restricted Subsidiaries and (ii) immediately prior to and after giving effect to any such proposed Investment there shall not exist a Default or Event of Default; and

         (j) Other Investments not to exceed $7,500,000 in the aggregate amount outstanding at any time.

         Section 7.4 Liquidation, Merger. The Borrower shall not, and shall not permit any Restricted Subsidiary to, at any time:

         (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, except that a Restricted Subsidiary may liquidate or dissolve into the Borrower or a Restricted Subsidiary; or

         (b) enter into any merger or consolidation unless (i) with respect to a merger or consolidation involving the Borrower, the Borrower shall be the surviving corporation, or if the merger or consolidation involves a Restricted Subsidiary and not the Borrower, such Restricted Subsidiary shall be the surviving corporation, (ii) such transaction shall not be utilized to circumvent compliance with any term or provision herein and (iii) no Default or Event of Default shall then be in existence or occur as a result of such transaction.

         Section 7.5 Sales of Assets. The Borrower shall not, and shall not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of, any of its assets except (a) inventory and Time-Share Interests in the ordinary course of business, (b) obsolete or worn-out assets, (c) sales of tangible assets in which the Net Cash Proceeds from the disposition thereof are reinvested, within 90 days before or after such disposition, in productive tangible assets of a similar nature of the Borrower and the Restricted Subsidiaries, (d) asset sales between Obligors, (e) sales of Notes Receivable (other than Notes Receivable included as Collateral hereunder) to unrelated third parties for full and fair consideration, (f) other asset sales not to exceed $5,000,000 in the aggregate amount during any one fiscal year and (g) other dispositions that constitute grants by the Borrower or a Restricted Subsidiary of Permitted Liens.

         Section 7.6 Acquisitions. The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Acquisitions; provided, however, if immediately prior to and after giving effect to the proposed Acquisition there shall not exist a Default or Event of Default, the Borrower or any Restricted Subsidiary may make Acquisitions so long as (i) such Acquisition shall not be opposed by the board of the directors of the Person being acquired, (ii) Lenders shall have received written notice at least 10 Business Days prior to the date of such Acquisition, (iii) the Administrative Lender shall have received at least 10 Business Days prior to the date of such Acquisition a Compliance Certificate setting forth the covenant calculations both immediately prior to and after giving effect to the proposed Acquisition, (iv) the assets, property or business acquired shall be in the business described in Section 4.1(d) hereof and, (v) either (x) contemporaneously with the consummation of such Acquisition, the Person being acquired shall become a Restricted Subsidiary or (y) such Acquisition would be permitted as an Investment under Section 7.3(i).

         Section 7.7 Capital Expenditures. The Borrower shall not, and shall not permit any Restricted Subsidiary to, make or commit to make any Capital Expenditures during any fiscal year in an aggregate amount in excess of $10,000,000.

         Section 7.8 Restricted Payments. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly declare, pay or make any Restricted Payments except (a) Dividends payable by a Restricted Subsidiary to the Borrower or to a Guarantor, (b) scheduled payments of principal and interest on the Subordinated Debt; provided, however, the Borrower shall not, and shall not permit any Restricted Subsidiary to, declare, pay or make any Restricted Payments permitted by clauses (a) and/or (b) of this Section 7.8 unless there shall exist no Default or Event of Default prior to or after giving effect to any such proposed Restricted Payment, and (c) Dividends payable by the Borrower in respect of its Capital Stock, if, and to the extent that, (i) no Default or Event of Default shall exist prior to or after giving effect to the declaration and/or payment of any such Dividend(s) and (ii) the aggregate amount of all such Dividends declared and/or paid by the Borrower during any fiscal year of the Borrower does not exceed the sum of (x) $10,000,000, plus (y) 50% of the Net Income of the Borrower (excluding from the calculation thereof any Net Income attributable to any Subsidiary of the Borrower other than the Restricted Subsidiaries) for the immediately preceding fiscal year of the Borrower.

         Section 7.9 Affiliate Transactions. The Borrower shall not, and shall not permit any Restricted Subsidiary to, at any time engage in any transaction with an Affiliate other than in the ordinary course of business and on terms no less advantageous to the Borrower or such Restricted Subsidiary than would be the case if such transaction had been effected with a non-Affiliate. The

Borrower shall not, and shall not permit any Restricted Subsidiary to, incur or suffer to exist any Indebtedness, or any Guaranty of any such Indebtedness, to any Affiliate, unless such Affiliate shall (i) be a Restricted Subsidiary, (ii) subordinate the payment and performance thereof to the Obligations on terms and conditions and pursuant to documentation satisfactory to the Determining Lenders or (iii) pledge the applicable Indebtedness to the Administrative Lender pursuant to documentation acceptable to the Administrative Lender.

         Section 7.10 Compliance with ERISA. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, or permit any member of its Controlled Group to directly or indirectly, (a) terminate any Plan so as likely to result in any material (in the reasonable opinion of the Determining Lenders) liability to the Borrower or any member of its Controlled Group taken as a whole, (b) permit to exist any ERISA Event, or any other event or condition with respect to a Plan which could reasonably be expected to have a Material Adverse Effect, (c) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as likely to result in any material (in the reasonable opinion of the Determining Lenders) liability to the Borrower or any member of its Controlled Group taken as a whole, (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could reasonably be expected to have a Material Adverse Effect, or (e) permit the present value of all benefit liabilities, as defined in Title IV of ERISA, under any Plan (other than a Multiemployer Plan) of the Borrower or any member of its Controlled Group that is subject to Title IV of ERISA (using the actuarial assumptions utilized by each such Plan) to exceed the fair market value of Plan assets allocable to such benefits by more than $200,000, all determined as of the most recent valuation date for such Plan.

         Section 7.11 Minimum Interest Coverage Ratio. The Borrower shall not permit the Interest Coverage Ratio to be less than 2.50 to 1 at the end of any fiscal quarter.

         Section 7.12 Minimum Tangible Net Worth. The Borrower shall not permit the Tangible Net Worth to be less than an amount equal to the sum of (a) $155,000,000, plus (b) 50% of cumulative Net Income of the Borrower and the Restricted Subsidiaries for the period from, but not including, June 30, 1997 through the date of calculation (but excluding from the calculation of such cumulative Net Income the effect, if any, of any fiscal quarter (or portion of a fiscal quarter not then ended) of the Borrower or any Restricted Subsidiary for which Net Income was a negative number), plus (c) 75% of the Net Cash Proceeds received by the Borrower after June 30, 1997 as a result of any offering of Equity or pursuant to any conversion or exchange of convertible Indebtedness or preferred Capital Stock into common Capital Stock of the Borrower, plus (d) an amount equal to 75% of the tangible net worth of any Person that becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any Restricted Subsidiary after June 30, 1997 or substantially all of the assets of which are acquired by the Borrower or any Restricted Subsidiary after June 30, 1997, (in each case determined as of the date that such Person becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or a Restricted Subsidiary or that such assets are so acquired), provided that the purchase price paid therefor is paid in equity securities of the Borrower or any Subsidiary of the Borrower.

         Section 7.13 Maximum Senior Debt to Total Capital. The Borrower shall not permit the ratio of Senior Debt to Total Capital to exceed 0.35 to 1 at the end of any fiscal quarter.

         Section 7.14 Maximum Total Debt to Total Capital. The Borrower shall not permit the ratio of Total Debt to Total Capital to exceed (a) 0.70 to 1 at December 31, 1997 and (b) 0.65 to 1 at the end of any fiscal quarter thereafter.

         Section 7.15 Sale and Leaseback. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, enter into any arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets, except to the extent that the fair market value of the asset(s) covered by all such arrangements entered into during any fiscal year of the Borrower does not, in the aggregate, exceed $2,000,000.

         Section 7.16 Business. Neither the Borrower nor any Restricted Subsidiary shall conduct any business other than the business described in
Section 4.1(d) hereof.

         Section 7.17 Fiscal Year. The Borrower shall not, and shall not permit any Restricted Subsidiary to, change its fiscal year except to a fiscal year ending December 31.

         Section 7.18 Amendment of Organizational Documents. The Borrower shall not, and shall not permit any Restricted Subsidiary to, amend its articles of incorporation or bylaws (or similar organizational or governance documents) in any manner that could reasonably be expected to (a) result in a Material Adverse Effect or (b) impair or affect the Rights of the Administrative Lender or any Lender under any Loan Documents or in respect of any Collateral.

         Section 7.19 Amendments and Waivers of Subordinated Debt. The Borrower shall not, and shall not permit any Restricted Subsidiary to, change or amend (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to, any document, instrument or agreement relating to any Subordinated Debt that would result in (a) an increase in the principal, interest, overdue interest, fees or other amounts payable under the Subordinated Debt, (b) an acceleration in any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under the Subordinated Debt (including, without limitation, as a result of any redemption), (c) a reduction in any percentage of holders of the Subordinated Debt required under the terms of the Subordinated Debt to take (or refrain from taking) any action under the Subordinated Debt,
(d) a change in any financial covenant under the Subordinated Debt making such financial covenant more restrictive, (e) a change in any default or event of default (however designated) under the Subordinated Debt which makes such default or event of default more restrictive, (f) a change in the definition of "Change of Control" as provided in the Subordinated Debt which would result in such definition being more restrictive than such definition in this Agreement,
(g) a change in any of the subordination provisions of the Subordinated Debt,
(h) a change in any covenant, term or provision in the Subordinated Debt which would result in such term or provision being more restrictive than the terms of this Agreement and the other Loan Documents or (i) a change in any term or provision of the Subordinated Debt that could have, in any material respect, an adverse effect on the interest of the Lenders.

         Section 7.20 Use of Lenders' Name. The Borrower shall not, and shall not permit any Subsidiary to, use the name of any Lender or any Affiliate of any Lender in connection with any of their respective businesses or activities, except in connection with internal business matters, administration of any of the Advances and as required in dealings with any Tribunal.

         Section 7.21 Servicing and Collection Agreement. The Borrower shall not, and shall not permit any Restricted Subsidiary to, amend, modify or terminate the Servicing and Collection Agreement; provided, however, that the Person(s) serving as servicer(s) and/or collector(s) thereunder may be replaced with other Person(s) who are reasonably acceptable to the Administrative Lender. The Servicing and Collection Agreement shall be cancelable by the Administrative Lender upon the occurrence of an Event of Default.

         Section 7.22 Custodial Agreement. The Borrower shall not, and shall not permit any Restricted Subsidiary to, (a) amend, modify or terminate the Custodial Agreement or (b) interfere with the Custodian's performance of its duties under the Custodial Agreement or take any action that would be inconsistent with the Custodial Agreement.

         Section 7.23 Notes Receivable. The Borrower shall not, and shall not permit any Restricted Subsidiary to, amend, modify or waive any terms of any Note Receivable included in the Borrowing Base or permit any departure from the obligations thereunder unless, and only to the extent that, (a) at the time of any such amendment, modification or waiver, no default, event of default or breach (howsoever designated) exists under, or with respect to, the applicable Note Receivable, and (b) either (x) such amendment, modification or waiver does not, and could not reasonably be expected to, result in such Note Receivable not constituting an Eligible Note Receivable hereunder or (y) such amendment, modification or waiver is evidenced by a replacement Note Receivable that is an Eligible Note Receivable.

                                    ARTICLE 8

                                     Default

         Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event, and whether voluntary, involuntary, or effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

         (a) Any representation or warranty made under any Loan Document shall prove to have been incorrect or misleading in any material respect when made;

         (b) The Borrower shall fail to pay any (i) principal under any Note when due or (ii) interest under any Note or any fees payable hereunder or any other costs, fees, expenses or other amounts payable hereunder or under any other Loan Document within two Business Days after the date due;

         (c) The Borrower or any Restricted Subsidiary shall default in the performance or observance of any agreement or covenant contained in Section 5.1 or Article 7;

         (d) The Borrower or any Restricted Subsidiary shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of fifteen days after the earlier of notice from the Administrative Lender thereof or actual notice thereof by the Borrower or such Restricted Subsidiary;

         (e) There shall occur any default or breach in the performance or observance of any agreement or covenant in any of the Loan Documents (other than this Agreement) and such default shall not be cured within a period of thirty days after the earlier of notice from the Administrative Lender thereof or actual notice thereof by an officer of any Obligor;

         (f) There shall be commenced an involuntary proceeding or an involuntary petition shall be filed in a court having competent jurisdiction seeking (i) relief in respect of any Obligor or any Subsidiary of the Borrower, or a substantial part of the property or the assets of such Obligor or Subsidiary of the Borrower, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy law or other similar law, (ii) the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of any Obligor or any Subsidiary of the Borrower, or of any substantial part of their respective properties, or (iii) the winding-up or liquidation of the affairs of any Obligor or any Subsidiary of the Borrower, and any such proceeding or petition shall continue unstayed and in effect for a period of forty-five days;

         (g) Any Obligor or any Subsidiary of the Borrower shall (i) file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy law or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any Obligor or any Subsidiary of the Borrower or of substantially all of its properties, (iii) file an answer admitting the material allegations filed against it in any such proceeding, (iv) make a general assignment for the benefit of creditors, (v) become unable, admit in writing its ability or fail generally to pay its debts as they become due, or (vi) any Obligor or any Subsidiary of the Borrower shall take any corporate action in furtherance of any of the actions described in this
Section 8.1(g);

         (h) A final judgment or judgments shall be entered by any court against any Obligor for the payment of money which exceeds $500,000 in the aggregate for all Obligors, or a warrant of attachment or execution or similar process shall be issued or levied against property of any Obligor which, together with all other such property of the Borrower and its Subsidiaries subject to any such process, exceeds in value $500,000 in the aggregate, and if such judgment or award is not insured or, within 30 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

         (i) With respect to any Plan of the Borrower or any member of its Controlled Group: (i) the Borrower, any such member, or any other party-in-interest or disqualified person (other than any Lender) shall engage in transactions which in the aggregate would reasonably be expected to result in a direct or indirect liability to the Borrower or any member of its Controlled Group under Section 409 or 502 of ERISA or Section 4975 of the Code; (ii) the Borrower or any member of its Controlled Group shall incur any accumulated funding deficiency, as defined in Section 412 of the Code, or request a funding waiver from the Internal Revenue Service for contributions; (iii) the Borrower or any member of its Controlled Group shall incur any withdrawal liability as a result of a complete or partial withdrawal within the meaning of Section 4203 or 4205 of ERISA, or any other liability with respect to a Plan, unless the amount of such liability has been funded within the Plan or pursuant to one or more insurance contracts; (iv) a termination of a Multiemployer Plan, as defined in
Section 1.1 hereof but without regard to the five-year limitation set forth therein, shall occur pursuant to Section 4041A of ERISA; (v) the Borrower or any member of its Controlled Group shall fail to make a required contribution by the due date under Section 412 of the Code or Section 302 of ERISA which would result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA; (vi) the Borrower, any member of its Controlled Group or any Plan sponsor shall notify the PBGC of an intent to terminate, or the PBGC shall institute proceedings to terminate, any Plan (other than a Multiemployer Plan) subject to Title IV of ERISA; (vii) a Reportable Event shall occur with respect to a Plan (other than a Multiemployer Plan) subject to Title IV of ERISA, and within 15 days after the reporting of such Reportable Event to the Administrative Lender, the Administrative Lender shall have notified the Borrower in writing that the Determining Lenders have made a determination that, on the basis of such Reportable Event, there are reasonable grounds for the termination of such Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan and as a result thereof an Event of Default shall have occurred hereunder; (viii) a trustee shall be appointed by a court of competent jurisdiction to administer any Plan (other than a Multiemployer Plan) or the assets thereof; or (ix) any ERISA Event with respect to a Plan (other than a Multiemployer Plan) subject to Title IV of ERISA shall have occurred, and 30 days thereafter (A) such ERISA Event, other than such event described in clause (f) of the definition of ERISA Event herein, (if correctable) shall not have been corrected and (B) the then present value of such Plan's benefit liabilities, as defined in Title IV of ERISA, shall exceed the then current value of assets accumulated in such Plan; provided, however, that the events listed in subsections (i) - (ix) above shall constitute Events of Default only if the maximum aggregate liability which the Borrower or any member of its Controlled Group has a reasonable likelihood of incurring under the applicable provisions of ERISA resulting from an event or events exceeds $500,000.

         (j) The Borrower or any Restricted Subsidiary shall default in the payment of any Indebtedness or any lease obligations in an aggregate amount of $500,000 or more beyond any grace period provided with respect thereto, or any other event or condition shall exist under any agreement or instrument under which any such Indebtedness or lease obligation is created or evidenced beyond any applicable grace period, if the effect of such event or condition is to permit or cause the holder of such Indebtedness or lease obligation (or a trustee on behalf of any such holder) to (i) cause any such Indebtedness or lease obligation to be prepaid or to become due prior to its date of maturity or
(ii) require the Borrower or any Restricted Subsidiary to purchase, prepay or redeem any such Indebtedness or lease obligation;

         (k) Any real property lease where the Borrower or any Restricted Subsidiary is the lessee shall terminate or cease to be effective, and termination or cessation thereof, together with all other leases, if any, which have been terminated or cease to be effective, could reasonably be expected to have a Material Adverse Effect; provided, however, that termination or cessation of a lease shall not constitute an Event of Default if another lease reasonably satisfactory to the Determining Lenders is contemporaneously substituted therefor;

         (l) Any provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any party to it (other than the Administrative Lender or any Lender) other than in accordance with its terms, or any such party (other than the Administrative Lender or any Lender) shall so assert in writing;

         (m) Any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien in any Collateral subject thereto; or

         (n) A Change of Control shall occur.

         Section 8.2 Remedies. If an Event of Default shall have occurred and shall be continuing:

         (a) With the exception of an Event of Default specified in Section 8.1(f) or (g) hereof, the Administrative Lender shall, upon the direction of the Determining Lenders, terminate the Commitments and/or declare the principal of and interest on the Advances and all Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Documents to the contrary notwithstanding.

         (b) Upon the occurrence of an Event of Default specified in Section 8.1(f) or (g) hereof, such principal, interest and other amounts shall thereupon and concurrently therewith become due and payable and the Commitments shall forthwith terminate, all without any action by the Administrative Lender, any Lender or any holders of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

         (c) If any Letter of Credit shall be then outstanding, the Administrative Lender may, and upon the direction of the Determining Lenders shall, demand upon the Borrower to, and forthwith upon such demand, the Borrower shall, pay to the Administrative Lender in same day funds at the office of the Administrative Lender for deposit in the L/C Cash Collateral Account, an amount equal to the maximum amount available to be drawn under the Letters of Credit then outstanding.

         (d) The Administrative Lender and the Lenders may exercise all of the Rights granted to them under the Loan Documents or under Applicable Law.

         (e) The Rights of the Administrative Lender and the Lenders hereunder shall be cumulative, and not exclusive.


                                    ARTICLE 9

                            Changes in Circumstances

         Section 9.1 LIBOR Basis Determination Inadequate. If with respect to any proposed LIBOR Advance for any Interest Period, (i) any Lender determines that deposits in dollars (in the applicable amount) are not being offered to that Lender in the relevant market for such Interest Period or (ii) the Determining Lenders determine that the LIBOR Rate for such proposed LIBOR Advance does not adequately cover the cost to any Lender(s) of making and maintaining such proposed LIBOR Advance for such Interest Period, such Lender or Determining Lenders, as the case may be, shall forthwith give notice thereof to the Borrower, whereupon until such Lender or Determining Lenders, as the case may be, notify the Borrower that the circumstances giving rise to such situation no longer exist, the obligation of the applicable Lender(s) to make LIBOR Advances shall be suspended; provided, however, such Lender or the Determining Lenders, as the case may be, shall promptly notify the Borrower if the circumstances giving rise to such situation no longer exist.

         Section 9.2 Illegality. If any change in applicable law, rule or regulation, or adoption thereof, or any change in any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for such Lender (or its LIBOR Lending Office) to make, maintain or fund its LIBOR Advances, such Lender shall so notify the Borrower and the

Administrative Lender. Before giving any notice to the Borrower pursuant to this Section, the notifying Lender shall designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of the Lender, be materially disadvantageous to the Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of each LIBOR Advance owing to the notifying Lender, together with accrued interest thereon and any reimbursement required under Section 2.9 hereof, on either (a) the last day of the Interest Period applicable to such Advance, if the Lender may lawfully continue to maintain and fund such Advance to such day, or (b) immediately, if the Lender may not lawfully continue to fund and maintain such Advance to such day or if the Borrower so elects. Concurrently with repaying each affected LIBOR Advance owing to such Lender if the Borrower does not terminate this Agreement, notwithstanding anything contained in Article 2 hereof, the Borrower may, without any requirement to satisfy the conditions precedent set forth in Section 3.1, 3.2 or 3.3, borrow a Base Rate Advance from such Lender, and such Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such repayment.

         Section 9.3 Increased Costs.

         (a) If after the Agreement Date any change in or adoption of any law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or compatible agency:

                  (i) shall subject a Lender (or its LIBOR Lending Office) to any Tax (net of any tax benefit engendered thereby) with respect to its LIBOR Advances or its obligation to make such Advances, or shall change the basis of taxation of payments to a Lender (or to its LIBOR Lending Office) of the principal of or interest on its LIBOR Advances or in respect of any other amounts due under this Agreement, as the case may be, or its obligation to make such Advances (except for changes in the rate of tax on the overall net income, net worth or capital of the Lender and franchise taxes, doing business taxes or minimum taxes imposed upon such Lender); or

                  (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, a Lender's LIBOR Lending Office or shall impose on the Lender (or its LIBOR Lending Office) or on the London interbank market any other condition affecting its LIBOR Advances or its obligation to make such Advances (but excluding any reserves or deposits that are included in the calculation of LIBOR Basis);

and the result of any of the foregoing is to increase the cost to a Lender (or its LIBOR Lending Office) of making or maintaining any LIBOR Advances, or to reduce the amount of any sum received or receivable by a Lender (or its LIBOR Lending Office) with respect thereto, by an amount deemed by a Lender to be material, then, within 30 days after demand by a Lender, the Borrower agrees to pay to such Lender such additional amount as will compensate such Lender for such increased costs or reduced amounts, subject to Section 11.9 hereof. The affected Lender will as soon as practicable notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of the affected Lender made in good faith, be disadvantageous to such Lender.

         (b) A certificate of any Lender claiming compensation under this Section and setting forth the additional amounts to be paid to it hereunder shall certify that such amounts or costs were actually incurred by such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest or demonstrable error. In determining such amount, a Lender may use any reasonable averaging and attribution methods. Nothing in this Section
9.3 shall provide the Borrower or any Subsidiary of the Borrower the right to inspect the records, files or books of any Lender. If a Lender demands compensation under this Section, the Borrower may at any time, upon at least five Business Days' prior notice to the Lender, after reimbursement to the Lender by the Borrower in accordance with this Section of all costs incurred, prepay in full the then outstanding LIBOR Advances of the Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.9 hereof. Concurrently with prepaying such LIBOR Advances, the Borrower may borrow a Base Rate Advance from the Lender, and the Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such prepayment.

         Section 9.4 Effect On Base Rate Advances. If notice has been given pursuant to Section 9.1, 9.2 or 9.3 hereof suspending the obligation of a Lender to make LIBOR Advances, or requiring LIBOR Advances of a Lender to be repaid or prepaid, then, unless and until the Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as LIBOR Advances shall be made instead as Base Rate Advances.

         Section 9.5 Capital Adequacy. If after the Agreement Date, (a) the introduction of or any change in or in the interpretation of any law, rule or regulation or (b) compliance by a Lender with any law, rule or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) adopted or promulgated after the Agreement Date affects or would affect the amount of capital required or expected to be maintained by a Lender or any corporation controlling such Lender, and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's commitment or Advances hereunder and other commitments or advances of such Lender of this type, then, within 30 days after demand by such Lender, subject to Section 11.9, the Borrower shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender with respect to such circumstances, to the extent that such Lender reasonably determines in good faith such increase in capital to be allocable to the existence of such Lender's Commitments hereunder. A certificate as to any additional amounts payable to any Lender under this Section 9.5 submitted to the Borrower by such Lender shall certify that such amounts were actually incurred by such Lender or corporation controlling such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest or demonstrable error. In determining such amount, such Lender or a corporation controlling such Lender may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, nothing in this Section 9.5 shall provide the Borrower or any Subsidiary of the Borrower the right to inspect the records, files or books of any Lender or any corporation controlling such Lender.

         Section 9.6 Replacement Lender. If (i) any Lender is unable or unwilling to make, maintain or fund any LIBOR Advance pursuant to Section 9.1 or
9.2 or (ii) the Borrower becomes obligated to pay additional amounts to any Lender described in Section 9.3 or 9.5, the Borrower may designate a financial institution reasonably acceptable to the Administrative Lender to replace such Lender by purchasing for cash and receiving an assignment of such Lender's pro rata share of such Lender's Commitment and the Rights of such Lender under the Loan Documents without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding amounts owing to such Lender (including such additional amounts owing to such Lender pursuant to Section 9.2, 9.3 or 9.5). Upon execution of an Assignment Agreement, such other financial institution shall be deemed to be a "Lender" for all purposes of this Agreement as set forth in Section 11.6 hereof.


                                   ARTICLE 10

                             Agreement Among Lenders

         Section 10.1 Agreement Among Lenders. The Lenders agree among themselves that:

         (a) Administrative Lender. Each Lender hereby appoints the Administrative Lender as its nominee in its name and on its behalf, to receive all documents and items to be furnished hereunder; to act as nominee for and on behalf of all Lenders under the Loan Documents; to, except as otherwise expressly set forth herein, take such action as may be requested by the Determining Lenders, provided that, (i) unless and until the Administrative Lender shall have received such requests, the Administrative Lender may take such administrative action, or refrain from taking such administrative action, as it may deem advisable and in the best interests of the Lenders, and (ii) the Administrative Lender shall not be required to take any action that exposes the Administrative Lender to personal liability or that is contrary to any Loan Document or Applicable Law; to arrange the means whereby the proceeds of the Advances of the Lenders are to be made available to the Borrower; to distribute promptly to each Lender information, requests and documents received from the Borrower hereunder and not otherwise provided to such Lender by the Borrower or any other Person, and each payment (in like funds received) with respect to any of such Lender's Advances, or the ratable amount of fees or other amounts; and to deliver to the Borrower requests, demands, approvals and consents received from the Lenders. Administrative Lender agrees to promptly distribute to each Lender, at such Lender's address set forth below information, requests, documents and payments received from the Borrower and not otherwise provided to such Lender by the Borrower or any other Person. The Administrative Lender shall have no fiduciary relationship in respect of any Lender by reason of this Agreement or any other Loan Document. The Administrative Lender shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Administrative Lender are mechanical and administrative in nature.

         (b) Replacement of Administrative Lender. Should the Administrative Lender or any successor Administrative Lender ever cease to be a Lender hereunder, or should the Administrative Lender or any successor Administrative Lender ever resign as Administrative Lender, or should the Administrative Lender or any successor Administrative Lender ever be removed with cause or without cause by the action of all Lenders (other than the Administrative Lender), then the Lender appointed by the other Lenders (with the consent of the Borrower, which consent shall not be unreasonably withheld) shall forthwith become the Administrative Lender, and the Borrower and the Lenders shall execute such documents as any Lender may reasonably request to reflect such change. If the Administrative Lender also then serves in the capacity of the Swing Line Bank or the Issuing Bank, such resignation or removal shall constitute resignation or removal of the Swing Line Bank and the Issuing Bank. Any resignation or removal of the Administrative Lender or any successor Administrative Lender shall become effective upon the appointment by the Lenders of a successor Administrative Lender; provided, however, if no successor Administrative Lender shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Lender's giving of notice of resignation or the Lenders' removal of the retiring Administrative Lender, then the retiring Administrative Lender may, on behalf of the Lenders, appoint a successor Administrative Lender, which shall be a commercial bank organized under the Laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Lender hereunder by a successor Administrative Lender, such successor Administrative Lender shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Lender, and the retiring Administrative Lender shall be discharged from its duties and obligations under the Loan Documents, provided that if the retiring or removed Administrative Lender is unable to appoint a successor Administrative Lender, the Administrative Lender shall, after the expiration of a 60 day period from the date of notice, be relieved of all obligations as Administrative Lender hereunder. Notwithstanding any Administrative Lender's resignation or removal hereunder, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Lender under this Agreement.

         (c) Expenses. Each Lender shall pay its pro rata share, based on its Specified Percentage, of any expenses paid by the Administrative Lender directly and solely in connection with any of the Loan Documents if Administrative Lender does not receive reimbursement therefor from other sources within 60 days after the date incurred. Any amount so paid by the Lenders to the Administrative Lender shall be returned by the Administrative Lender pro rata to each paying Lender to the extent later paid by the Borrower or any other Person on the Borrower's behalf to the Administrative Lender.

         (d) Delegation of Duties. The Administrative Lender may execute any of its duties hereunder by or through officers, directors, employees, attorneys or agents, and shall be entitled to (and shall be protected in relying upon) advice of counsel concerning all matters pertaining to its duties hereunder.

         (e) Reliance by Administrative Lender. The Administrative Lender and its officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document or conversation reasonably believed by it or them in good faith to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected by the Administrative Lender. The Administrative Lender may, in its reasonable judgment, deem and treat the payee of any Note as the owner thereof for all purposes hereof.

         (f) Limitation of Administrative Lender's Liability. Neither the Administrative Lender nor any of its officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them hereunder in good faith and believed by it or them to be within the discretion or power conferred to it or them by the Loan Documents or be responsible for the consequences of any error of judgment, except for its or their own gross negligence or wilful misconduct. Except as aforesaid, the Administrative Lender shall be under no duty to enforce any rights with respect to any of the Advances, or any security therefor. The Administrative Lender shall not be compelled to do any act hereunder or to take any action towards the execution or enforcement of the powers hereby created or to prosecute or defend any suit in respect hereof, unless indemnified to its reasonable satisfaction against loss, cost, liability and expense unless expressly provided to the contrary herein. The Administrative Lender shall not be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or due execution of any of the Loan Documents, or for any representation, warranty, document, certificate, report or statement made herein or furnished in connection with any Loan Documents, or be under any obligation to any Lender to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any Loan Documents on the part of the Borrower. TO THE EXTENT NOT REIMBURSED BY THE BORROWER, EACH LENDER HEREBY SEVERALLY INDEMNIFIES AND HOLDS HARMLESS THE

ADMINISTRATIVE LENDER, PRO RATA ACCORDING TO ITS SPECIFIED PERCENTAGE, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND/OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THE ADMINISTRATIVE LENDER (IN SUCH CAPACITY) IN ANY WAY WITH RESPECT TO ANY LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE LENDER UNDER THE LOAN DOCUMENTS (INCLUDING ANY NEGLIGENT ACTION OF THE ADMINISTRATIVE LENDER), EXCEPT TO THE EXTENT THE SAME ARE FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION TO RESULT FROM GROSS NEGLIGENCE OR WILFUL MISCONDUCT BY THE ADMINISTRATIVE LENDER. THE INDEMNITY PROVIDED IN THIS SECTION 10.1(f) SHALL SURVIVE TERMINATION OF THIS AGREEMENT.

         (g) Liability Among Lenders. No Lender shall incur any liability (other than the sharing of expenses and other matters specifically set forth herein and in the other Loan Documents) to any other Lender, except for acts or omissions in bad faith.

         (h) Rights as Lender. With respect to its commitment hereunder, the Advances made by it and the Notes issued to it, the Administrative Lender shall have the same rights as a Lender and may exercise the same as though it were not the Administrative Lender, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Lender in its individual capacity. The Administrative Lender or any Lender may accept deposits from, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any of its Affiliates, and any Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if the Administrative Lender were not the Administrative Lender hereunder and without any duty to account therefor to the Lenders.

         Section 10.2 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Lender or any other Lender and based upon the financial statements referred to in Sections 4.1(j), 6.1, and 6.2 hereof, and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Lender or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. Each Lender also acknowledges that its decision to fund the initial Revolving Credit Advances shall constitute evidence to the Administrative Lender that such Lender has deemed all of the conditions set forth in Section 3.1 to have been satisfied.

         Section 10.3 Benefits of Article. None of the provisions of this Article shall inure to the benefit of any Person other than Lenders and, with respect to Section 10.1(b), the Borrower; consequently, no such other Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of the Administrative Lender or any Lender to comply with such provisions.


                                   ARTICLE 11

                                  Miscellaneous

         Section 11.1 Notices.

         (a) All notices and other communications under this Agreement shall be in writing (except in those cases where giving notice by telephone is expressly permitted) and shall be deemed to have been given on the date personally delivered or sent by telecopy (answerback received) or by facsimile transmission, or three days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                  (i)      If to the Borrower, at:

                           Signature Resorts, Inc.
                           1875 S. Grant Street, Suite 650
                           San Mateo, California 94402

                           Attn:    Chief Financial Officer, Treasurer
                                    and General Counsel

                           Telephone:       650-312-7171
                           Facsimile:       650-312-7174

                           With a copy to:

                           Leo Rose III
                           Schreeder, Wheeler & Flint, LLP
                           The Candler Building, 16th Floor
                           127 Peachtree Street, N.E.
                           Atlanta, Georgia 30303-1845

                           Telephone:       404-681-3450
                           Facsimile:       404-681-1046

                  (ii)     If to the Administrative Lender, at:

                           NationsBank of Texas, N.A.
                           901 Main Street, 67th Floor
                           Dallas, Texas 75202

                           Attn:    Tom Blake
                                    Senior Vice President

                           Telephone:       214-508-0193
                           Facsimile:       214-508-0980


                  (iii) If to a Lender, at its address shown below its name on the signature pages hereof, or if applicable, set forth in its Assignment Agreement.

         (b) Any party hereto may change the address to which notices shall be directed by giving 10 days' written notice of such change to the other parties.

         Section 11.2 Expenses. The Borrower shall promptly pay:

         (a) all reasonable out-of-pocket expenses of the Administrative Lender in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, the transactions contemplated hereunder and thereunder, and the making of Advances hereunder, including without limitation the reasonable fees and disbursements of Special Counsel;

         (b) all reasonable out-of-pocket expenses and reasonable attorneys' fees of the Administrative Lender in connection with the administration of the transactions contemplated in this Agreement and the other Loan Documents and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Administrative Lender relating to this Agreement or the other Loan Documents; and

         (c) all reasonable costs, out-of-pocket expenses and reasonable attorneys' fees of the Administrative Lender and each Lender incurred for enforcement, collection, restructuring, refinancing and "work-out", or otherwise incurred in obtaining performance under the Loan Documents, which in each case shall include without limitation fees and expenses of consultants, counsel for the Administrative Lender and any Lender, and administrative fees for the Administrative Lender.

         Section 11.3 Waivers. The rights and remedies of the Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Lender or any Lender in exercising any right shall operate as a waiver of such right. The Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance or issuance of a Letter of Credit. In the event that any Lender decides to fund an Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by such Lender shall not be deemed to constitute an undertaking by the Lender to fund any further requests for Advances or preclude the Lenders from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders' intent to require strict adherence to the terms of the Agreement in the future. Any such actions shall not in any way affect the ability of the Administrative Lender or the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Administrative Lender or any of the Lenders are a party thereto, relating to the Borrower.

         Section 11.4 Calculation by the Lenders Conclusive and Binding. Any mathematical calculation required or expressly permitted to be made by the Administrative Lender or any Lender under this Agreement shall be made in its reasonable judgment and in good faith, and shall when made, absent manifest error, be controlling.

         Section 11.5 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence and during the continuation of an Event of Default, each Lender and any subsequent holder of any Note, and any assignee of any Note is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or any other Person, any such notice being hereby expressly waived, to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by such Lender or holder to or for the credit or the account of the Borrower, against and on account of the Obligations and other liabilities of the Borrower to such Lender or holder, irrespective of whether or not (a) the Lender or holder shall have made any demand hereunder, or (b) the Lender or holder shall have declared the principal of and interest on the Advances and other amounts due hereunder to be due and payable as permitted by Section 8.2. Any sums obtained by any Lender or by any assignee or subsequent holder of any Note shall be subject to pro rata treatment of all Obligations and other liabilities hereunder. Any Lender exercising any Rights under this Section 11.5 shall give the Borrower prompt notice thereof after such exercise.

         Section 11.6 Assignment.

         (a) The Borrower may not assign or transfer any of its rights or obligations hereunder or under the other Loan Documents without the prior written consent of the Lenders.

         (b) No Lender shall be entitled to assign or grant a participation in its interest in this Agreement, its Notes or its Advances, except as set forth in this Agreement.

         (c) Without the consent of the Borrower, any Lender may at any time sell participations in all or any part of its Advances and Reimbursement Obligations (collectively, "Participations") to any banks or other financial institutions ("Participants") provided that neither such Participation nor any agreement relating thereto shall confer on any Person (other than the parties hereto) any right to vote on, approve or sign amendments or waivers, or any other independent benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Documents, other than the right to vote on, approve, or sign amendments or waivers or consents with respect to items that would result in (i) any increase in the commitment of any Participant; or
(ii)(A) the extension of the date of maturity of, or (B) the extension of the due date for any payment of principal, interest or fees respecting, or (C) the reduction of the amount of any installment of principal or interest on or the change or reduction of any mandatory reduction required hereunder, or (D) a reduction of the rate of interest on, the Advances, the Letters of Credit, or the Reimbursement Obligations to which such Participant is entitled; or (iii) the release of security for the Obligations, including without limitation any guarantee, except pursuant to this Agreement or the other Loan Documents; or
(iv) the reduction of any fees payable hereunder to which such Participant is entitled. Notwithstanding the foregoing, the Borrower agrees that the Participants shall be entitled to the benefits of Article 9 hereof as though they were Lenders and the Lenders may, subject to Section 11.14 hereof, provide copies of all financial information received from the Borrower to such Participants.

         (d) Each Lender may assign to one or more financial institutions organized under the laws of the United States, or any state thereof, or under the laws of any other country that is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business (each, an "Assignee") its rights and obligations under this Agreement and the other Loan Documents; provided, however, that (i) each such assignment shall be subject to the prior written consent of the Administrative Lender and Borrower, which consent shall not be unreasonably withheld (provided, however, notwithstanding anything herein to the contrary, no consent of the Borrower is required for any assignment during any time that an Event of Default has occurred and is continuing or for any assignment at any time by a Lender to any Affiliate of such Lender or to any other Lender), (ii) no such assignment shall be in an amount of Commitments less than $10,000,000 unless such lesser amount represents the entirety of the Commitments of the applicable Lender, (iii) the applicable Lender, Administrative Lender and applicable Assignee shall execute and deliver to the Administrative Lender an Assignment and Acceptance Agreement (an "Assignment Agreement") in substantially the form of Exhibit F hereto, together with the Notes subject to such assignment, (iv) the Assignee executing the Assignment, shall deliver to the Administrative Lender a processing fee of $3,500 and (v) each such assignment shall be a constant, not a varying, percentage of the assigning Lender's Rights and obligations in respect of the Advances. Upon such execution, delivery and acceptance from and after the effective date specified in each Assignment, which effective date shall be at least three Business Days after the execution thereof, (A) the Assignee thereunder shall be party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment, have the rights and obligations of a Lender hereunder and (B) the applicable Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment, relinquish such rights (excluding any rights to indemnity which would have survived the termination of this Agreement, which rights of indemnity shall apply to both the assigning Lender and the Assignee) and be released from such obligations under this Agreement.

         (e) Notwithstanding anything in clause (d) above to the contrary, any Lender may assign and pledge all or any portion of its Advances and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank; provided, however, that no such assignment under this clause (e) shall release the assignor Lender from its obligations hereunder.

         (f) Upon its receipt of an Assignment Agreement executed by a Lender and an Assignee, and any Note or Notes subject to such assignment, the Borrower shall, within five Business Days after its receipt of such Assignment Agreement, at no expense to the Borrower, execute and deliver to the Administrative Lender in exchange for the surrendered Notes new Notes to the order of such Assignee in an amount equal to the portion of the Advances and Commitments assigned to it pursuant to such Assignment Agreement and new Notes to the order of the assignor Lender in an amount equal to the portion of the Advances and Commitments retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment Agreement and shall otherwise be in substantially the form of Exhibit A.

         (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.6, disclose to the assignee or Participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower, provided such Person agrees in writing to handle such information in accordance with the standards set forth in Section 11.14 hereof.

         (h) Except as specifically set forth in this Section 11.6, nothing in this Agreement or any other Loan Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Documents.

         (i) Notwithstanding anything in this Section 11.6 to the contrary, no Assignee or Participant (nor the assigning or participating Lender) shall be entitled to receive (whether individually or collectively) any greater payment under Section 2.14 or Section 9.3 or Section 9.5 than such assigning or participating Lender would have been entitled to receive with respect to the interest assigned or participated to such Assignee or Participant.

         Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         Section 11.8 Severability. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 11.9 Interest and Charges. It is not the intention of any parties to this Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Documents, no Lender shall ever be entitled to receive, collect or apply, as interest on the Obligations, any amount in excess of the Highest Lawful Amount. If any Lender or participant ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Amount, the Borrower and the Lenders shall, to the maximum extent permitted under Applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations; provided, however, that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Amount, the Lenders shall refund to the Borrower the amount of such excess or credit the amount of such excess against the total principal amount of the Obligations owing, and, in such event, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Highest Lawful Amount or the Highest Lawful Rate. This Section shall control every other provision of all agreements pertaining to the transactions contemplated by or contained in the Loan Documents.

         Section 11.10 Headings. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

         Section 11.11 Amendment and Waiver. The provisions of this Agreement may not be amended, modified or waived except by the written agreement of the Borrower and the Determining Lenders; provided, however, that no such amendment, modification or waiver shall be made (a) without the consent of all Lenders, if it would (i) increase the Specified Percentage or commitment of any Lender, or
(ii) extend or postpone the date of maturity of, extend the due date for any payment of principal or interest on, reduce the amount of any installment of principal or interest on, or reduce the rate of interest on, any Revolving Credit Advance, the

Reimbursement Obligations or other amount owing under any Loan Documents to which such Lender is entitled, or (iii) release any security for or guaranty of the Obligations (except pursuant to this Agreement or the other Loan Documents), or (iv) reduce the fees payable hereunder to which such Lender is entitled, or
(v) revise this Section 11.11, or (vi) waive the date for payment of any principal, interest or fees hereunder or (vii) amend the definition of Determining Lenders; (b) without the consent of the Swing Line Bank, if it would alter the rights, duties or obligations of the Swing Line Bank; (c) without the consent of the Administrative Lender, if it would alter the rights, duties or obligations of the Administrative Lender; or (d) without the consent of the Issuing Bank, if it would alter the rights, duties or obligations of the Issuing Bank. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Administrative Lender and, in the case of an amendment, by the Borrower.

         Section 11.12 Exception to Covenants. Neither the Borrower nor any Subsidiary of the Borrower shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

         Section 11.13 No Liability of Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. NEITHER THE ISSUING BANK NOR ANY LENDER NOR ANY OF THEIR RESPECTIVE OFFICERS OR DIRECTORS SHALL BE LIABLE OR RESPONSIBLE FOR: (A) THE USE THAT MAY BE MADE OF ANY LETTER OF CREDIT OR ANY ACTS OR OMISSIONS OF ANY BENEFICIARY OR TRANSFEREE IN CONNECTION THEREWITH; (B) THE VALIDITY, SUFFICIENCY OR GENUINENESS OF DOCUMENTS, OR OF ANY ENDORSEMENT THEREON, EVEN IF SUCH DOCUMENTS SHOULD PROVE TO BE IN ANY OR ALL RESPECTS INVALID, INSUFFICIENT, FRAUDULENT OR FORGED; (C) PAYMENT BY THE ISSUING BANK AGAINST PRESENTATION OF DOCUMENTS THAT DO NOT COMPLY WITH THE TERMS OF A LETTER OF CREDIT, INCLUDING FAILURE OF ANY DOCUMENTS TO BEAR ANY REFERENCE OR ADEQUATE REFERENCE TO THE LETTER OF CREDIT, EXCEPT FOR ANY PAYMENT MADE UPON THE ISSUING BANK'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT; OR (D) ANY OTHER CIRCUMSTANCES WHATSOEVER IN MAKING OR FAILING TO MAKE PAYMENT UNDER ANY LETTER OF CREDIT, INCLUDING, WITHOUT LIMITATION, ANY SUCH CIRCUMSTANCES INVOLVING THE SIMPLE OR MERE NEGLIGENCE OF THE ISSUING BANK EXCEPT THAT THE BORROWER SHALL HAVE A CLAIM AGAINST THE ISSUING BANK, AND THE ISSUING BANK SHALL BE LIABLE TO THE BORROWER, TO THE EXTENT OF ANY DIRECT, BUT NOT CONSEQUENTIAL, DAMAGES SUFFERED BY THE BORROWER THAT A COURT OF COMPETENT JURISDICTION DETERMINES WERE CAUSED BY (I) THE ISSUING BANK'S WILFUL MISCONDUCT OR GROSS NEGLIGENCE OR (II) THE ISSUING BANK'S WILFUL

FAILURE TO MAKE LAWFUL PAYMENT UNDER A LETTER OF CREDIT AFTER THE PRESENTATION TO IT OF A DRAFT AND CERTIFICATES STRICTLY COMPLYING WITH THE TERMS AND CONDITIONS OF THE LETTER OF CREDIT. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         Section 11.14 Confidentiality. Each Lender and the Administrative Lender agrees (on behalf of itself and each of its directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower pursuant to this Agreement which is identified by the Borrower as being confidential at the time the same is delivered to the Lenders or the Administrative Lender, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any Lender or the Administrative Lender, (c) to bank examiners, auditors or accountants of any Lender, (d) to the Administrative Lender or any other Lender, (e) in connection with any Litigation to which any one or more of Lenders is a party, provided, further, that, unless specifically prohibited by Applicable Law or court order, each Lender shall, prior to disclosure thereof, notify Borrower of any request for disclosure of any such non-public information
(i) by any Tribunal or representative thereof (other than any such request in connection with an examination of such Lender's financial condition by such governmental agency) or (ii) pursuant to legal process, or (f) to any Assignee or Participant (or prospective Assignee or Participant) so long as such Assignee or Participant (or prospective Assignee or Participant) agrees in writing to handle such information in accordance with the provisions of this Section 11.14.

         Section 11.15 No Liability of Lenders to Purchasers. The Lenders do not assume and shall have no responsibility, obligation or liability to the Purchasers, the Lenders' relationship being solely that of a creditor who has taken, as security for Indebtedness owed to it, an Assignment of Pledged Documents.

         SECTION 11.16 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA. THE LOAN DOCUMENTS ARE PERFORMABLE IN DALLAS, TEXAS, AND BORROWER AND EACH SURETY, GUARANTOR, ENDORSER AND ANY OTHER PARTY EVER LIABLE FOR PAYMENT OF ANY MONEY PAYABLE WITH RESPECT TO THE LOAN DOCUMENTS, JOINTLY AND SEVERALLY WAIVE THE RIGHT TO BE SUED ELSEWHERE. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER, THE ADMINISTRATIVE LENDER AND EACH LENDER EACH AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND HEREBY SUBMITS WITH RESPECT TO ITSELF AND ITS PROPERTY TO THE JURISDICTION OF ANY SUCH COURT FOR THE PURPOSE OF ANY SUIT, ACTION, PROCEEDING OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         SECTION 11.17 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE LENDER AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY ADVANCES HEREUNDER.

         SECTION 11.18 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

         IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.

BORROWER:                            SIGNATURE RESORTS, INC.



                                     By: /s/ DEWEY W. CHAMBERS
                                         -------------------------------------
                                         -------------------------------------
                                         -------------------------------------


ADMINISTRATIVE LENDER:                 NATIONSBANK OF TEXAS, N.A., as
                                       Administrative Lender



                                     By: /s/ TOM BLAKE
                                         -------------------------------------
                                         Tom Blake
                                         Senior Vice President


DOCUMENTATION AGENT:                 SOCIETE GENERALE, as Documentation Agent



                                     By: /s/ J. BLAINE SHAUM
                                         -------------------------------------
                                     Name: J. Blaine Shaum
                                          ------------------------------------
                                     Title: Regional Manager
                                           -----------------------------------


                                     2029 Century Park East, Suite 2900
                                     Los Angeles, California 90067

LENDERS:                             NATIONSBANK OF TEXAS, N.A., as a Lender,
                                     Swing Line Bank and Issuing Bank
Specified Percentage:
         30.00%

                                     By: /s/ TOM BLAKE
                                         -------------------------------------
                                         Tom Blake
                                         Senior Vice President

                                     901 Main Street, 67th Floor
                                     Dallas, Texas 75202

                                     Attn:  Tom Blake
                                            Senior Vice President

                                     SOCIETE GENERALE, as a Lender
Specified Percentage:
       25.00%


                                     By: /s/ J. BLAINE SHAUM
                                         -------------------------------------
                                     Name: J. Blaine Shaum
                                          ------------------------------------
                                     Title: Regional Manager
                                           -----------------------------------



                                     2029 Century Park East, Suite 2900
                                     Los Angeles, California 90067

                                     CREDIT LYONNAIS NEW YORK BRANCH
Specified Percentage:
      15.00%


                                     By: /s/ RODRICK ROHRBACH
                                         -------------------------------------
                                     Name: Rodrick Rohrbach
                                          ------------------------------------
                                     Title: Senior vice President
                                           -----------------------------------



                                     1301 Avenue of the Americas
                                          New York, New York 10019

                                     BT COMMERCIAL CORPORATION
Specified Percentage:
       15.00%



                                     By: /s/ RITA DAGELEN-KESKINYAN
                                         -------------------------------------
                                     Name: Rita Dagelen-Keskinyan
                                          ------------------------------------
                                     Title: Senior Vice President
                                           -----------------------------------



                                     14 Wall Street, 3rd Floor
                                     New York, New York 10005

                                     BANK OF HAWAII
Specified Percentage:
       15.00%



                                     By: /s/ JOSEPH T. DONALDSON
                                         -------------------------------------
                                     Name: Joseph T. Donaldson
                                          ------------------------------------
                                     Title: Vice President
                                           -----------------------------------

                                   SCHEDULE 1

                              LIBOR LENDING OFFICES


NATIONSBANK OF TEXAS, N.A.
901 Main Street, 67th Floor
Dallas, Texas 75202


CREDIT LYONNAIS NEW YORK BRANCH
1301 Avenue of the Americas
New York, New York 10019


SOCIETE GENERALE
2029 Century Park East, Suite 2900
Los Angeles, California 90067


BT COMMERCIAL CORPORATION
14 Wall Street, 3rd Floor
New York, New York 10005


BANK OF HAWAII
130 Merchant Street
20th Floor
Honolulu, Hawaii 96813












SCHEDULE 1 - Page 1

                                   SCHEDULE 2

                                 EXISTING LIENS



PROPERTY SUBJECT                           AMOUNT OF
   TO LIEN             LIENHOLDER         DEBT SECURED          MATURITY DATE

                                   SCHEDULE 3

                               EXISTING LITIGATION
                            AND MATERIAL LIABILITIES

                                   SCHEDULE 4

                                  SUBSIDIARIES



                      State of
                    Incorporation               Percentage
Name               or Organization             of Ownership          Owner

                                   SCHEDULE 5

                              EXISTING INVESTMENTS

                                   SCHEDULE 6

                              EXISTING INDEBTEDNESS

                                   SCHEDULE 7

                 AUTHORIZATION, QUALIFICATION AND GOOD STANDING

                                   SCHEDULE 8


                       INTELLECTUAL PROPERTY AND DISPUTES
                                RELATING THERETO

                                   SCHEDULE 9


                                 LABOR RELATIONS

                                   SCHEDULE 10


                            LIST OF SPECIFIED RESORTS

                       FIRST AMENDMENT TO CREDIT AGREEMENT


        THIS FIRST AMENDMENT to CREDIT AGREEMENT (this "First Amendment"), dated as of March 30, 1998, is entered into by and among SIGNATURE RESORTS, INC., a Maryland corporation, (the "Borrower"), ALL SEASONS RESORTS, INC., an Arizona corporation, ALL SEASONS RESORTS, INC., a Texas corporation, MMG DEVELOPMENT CORP., a Florida corporation, MMG HOLDING CORP., a Florida corporation, PORT ROYAL RESORT, L.P., a South Carolina limited partnership, GRAND BEACH RESORT, LIMITED PARTNERSHIP, a Georgia limited partnership, POWHATAN ASSOCIATES, a Virginia Joint Venture, GREENSPRINGS ASSOCIATES, a Virginia Joint Venture, LAKE TAHOE RESORT PARTNERS, LLC, a California limited liability company (the foregoing parties other than the Borrower being referred to herein singularly as a "Guarantor" and collectively as the "Guarantors"), each of the financial institutions that is listed as a signatory party hereto as a "Lender" (collectively, the "Lenders"), NATIONSBANK OF TEXAS, N.A., in its capacity as the Administrative Lender under the Credit Agreement (the "Administrative Lender") and SOCIETE GENERALE, in its capacity as the Documentation Agent under the Credit Agreement (the "Documentation Agent").


                                   BACKGROUND

        A. The Borrower, the Lenders, the Administrative Lender and the Documentation Agent are parties to a certain Credit Agreement dated as of February 18, 1998 (said Credit Agreement, as amended, supplemented, modified and/or restated, being referred to herein as the the "Credit Agreement"); the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement and, to the extent appropriate, as amended hereby.

        B. The Guarantors have heretofore guaranteed all of the indebtedness, obligations and liabilities of the Borrower to the Lenders under, or in connection with, the Credit Agreement.

        C. The Borrower, the Lenders, the Administrative Lender and the Documentation Agent desire to amend the Credit Agreement and the Guarantors wish to consent to such amendments.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Guarantors, the Lenders, the Administrative Lender and the Documentation Agent covenant and agree as follows:

        1. AMENDMENTS.

                1.1 The definition of "Commitment" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                "`Commitment' means $117,500,000, as reduced from time to time pursuant to Section 2.6 hereof and as increased from time to time pursuant to Section 1.10 of the First Amendment (provided, however, that the aggregate amount of the Commitment shall not be increased to more than $150,000,000 without the prior written consent of all Lenders)."

                1.2 The definition of "Eligible Notes Receivable" set forth in
        Article I of the Credit Agreement is hereby amended to read as follows:

                "`Eligible Notes Receivable' means at the time of any determination thereof, the Notes Receivable of the Borrower and the Restricted Subsidiaries (at least 85% of which the Purchasers in respect thereof are residents of the United States, Puerto Rico, the United States Virgin Islands or Canada) which are reasonably acceptable to the Determining Lenders in their discretion for the purposes of determining the Borrowing Base and as to which the following requirements have been fulfilled with respect to each Note Receivable:

        (a) The Borrower or a Restricted Subsidiary has lawful and absolute title to such Note Receivable;

        (b) (i) The interests of the Borrower or the applicable Restricted Subsidiary(ies) in such Note Receivable are subject to a first priority security interest in favor of the Administrative Lender pursuant to the Collateral Documents, prior to the rights of, and enforceable against, all other Persons and (ii) the interests of the Borrower or the applicable Restricted Subsidiary in the liens and other rights and agreements relating to such Note Receivable are subject to a first priority security interest in favor of the Administrative Lender pursuant to the Collateral Documents, prior to the rights of, and enforceable against, all other Persons; provided, however, that in the case of Notes Receivable attributable to Sales of Fee Simple Intervals, the Borrower or the applicable Restricted Subsidiary shall have a grace period of 60 days from and after the date of execution of the applicable Note Receivable by the applicable Purchaser in order to remedy any deficiency under clause (ii) above;

        (c) The Note Receivable shall not have a term of greater than one-hundred twenty (120) months and the Note Receivable shall be payable in equal monthly payments in amounts sufficient to repay in full the principal balance thereof and accrued interest thereon during such term; provided, however, that Notes Receivable having terms greater than one-hundred twenty
(120) months but not greater than one-hundred eighty (180) months may be included as Eligible Notes Receivable to the extent that such longer term Notes Receivable otherwise satisfy the criteria for inclusion as Eligible Notes Receivable;

        (d) The Purchaser in respect of such Note Receivable shall have timely made at least the first regularly scheduled installment payment due thereon;

        (e) The Purchaser in respect of such Note Receivable has made a cash down payment of at least ten percent (10%) of the aggregate actual purchase price of all Time-Share Interests purchased by such Purchaser, all of the Notes Receivable with respect to such Purchaser qualify as, and are included as, Eligible Notes Receivable and as Collateral hereunder and no part of such cash down payment by such Purchaser has been made or loaned to the Purchaser by the Borrower or any of its Subsidiaries or an Affiliate of the Borrower or any of its Subsidiaries;

        (f) The terms of such Note Receivable have not been restructured, rewritten or otherwise modified in any manner that would reduce the interest rate with respect thereto, reduce the principal amount thereof, reduce the amount of any scheduled payment(s) with respect thereto, extend the maturity date thereof (unless such extension was granted solely for the purpose of upgrading the applicable Purchaser to a larger Unit and/or an additional Time-Share Interest in the Project), release or impair any collateral securing same, release or impair any obligations or duties of any Purchaser with respect thereto or in any manner that would otherwise result in such Note Receivable not qualifying as an Eligible Note Receivable hereunder;

        (g) No installment of such Note Receivable is more than fifty-nine (59) days past due;

        (h) The Unit in respect of such Note Receivable has been completed, developed, and furnished pursuant to the specifications provided in the Purchase Documents or a certificate of occupancy or a bond insuring the completion thereof has been posted;

        (i) The Purchaser is not an Affiliate of, related to or employed by, the Borrower or any of its Subsidiaries nor is the Purchaser in default under any Note Receivable or other obligation of such Purchaser to the Borrower or to any of the Borrower's Subsidiaries;

        (j) The Note Receivable is free and clear of all Liens, and subject to no claims of rescission, invalidity, unenforceability, illegality, defense, discount, offset or counterclaim;

        (k) The Purchaser in respect of such Note Receivable has no right to rescind the purchase of the Time-Share Interest;

        (l) All sales and financing documents relating to the Note Receivable have been executed and delivered to the Administrative Lender and have not been modified from the standard forms theretofore approved by the Administrative Lender;

        (m) The terms of such Note Receivable and all related instruments comply with all Laws;

        (n) (i) In the case of each Note Receivable attributable to a Sale of Fee Simple Interval, such Note Receivable is recognized on the books of the Borrower or the applicable Restricted Subsidiary, as applicable, as a bona fide sale of a fee simple interest time-share estate in one or more Time-Share Interests, and such sale is evidenced by Purchase Documents and secured by a first priority mortgage or deed of trust on the purchased Time-Share Interest, which mortgage or deed of trust has been assigned of record by the Borrower or the applicable Restricted Subsidiary to the Administrative Lender; provided, however, that the Borrower or the applicable Restricted Subsidiary shall have a grace period of 60 days from and after the date of execution of the applicable Note Receivable by the applicable Purchaser in order to effectuate the assignment of record to the Administrative Lender of the mortgage or deed of trust securing such Note Receivable, and

                (ii) In the case of each Note Receivable attributable to a Sale Under Contract For Deed, such Note Receivable is recognized on the books of the Borrower or the applicable Restricted Subsidiary, as applicable, as a bona fide sale of a fee simple interest time-share estate in one or more Units, and such sale is evidenced by Purchase Documents pursuant to which the Borrower or the applicable Restricted Subsidiary has retained record title to the real property covered thereby, and such real property is subject to a first priority mortgage or deed of trust from the Borrower or the applicable Restricted Subsidiary in favor of the Administrative Lender;

        (o) The Time-Share Interest purchased and to which the Note Receivable relates is not subject to any Lien (other than Liens for ad valorem taxes that are not yet due and payable, Liens for association assessments that are not yet due and payable and Liens in favor of the Administrative Lender), and either (i) the Unit with respect to the Time-Share Interest purchased and to which such Note Receivable relates is not subject to any Lien (other than Liens for ad valorem taxes that are not yet due and payable, Liens for association assessments that are not yet due and payable and Liens in favor of the Administrative Lender) or (ii) the Time-Share Interest purchased and to which the Note Receivable relates has been permanently and irrevocably released from any such Lien (including, without limitation, any after-acquired property provisions thereof) with respect to such Unit;

        (p) (i) In the case of each Note Receivable attributable to a Sale of Fee Simple Interval, the Note Receivable is secured by a Deed of Trust which is insured under a mortgagee title insurance policy [or if such mortgagee's title insurance policy has not been issued, a binding, irrevocable and unconditional (other than for conditions acceptable to the Administrative Lender) commitment to issue such mortgagee's title insurance policy] in favor of the Administrative Lender acceptable to the Administrative Lender, subject only to those exceptions to title as the Administrative Lender approves, and (ii) in the case of each Note Receivable attributable to a Sale Under Contract For Deed, the Deed of Trust granted to the Administrative Lender by the Borrower or the applicable Restricted Subsidiary in connection therewith is insured under a mortgagee title insurance policy [or if such mortgagee's title insurance policy has not been issued, a binding, irrevocable and unconditional (other than for conditions acceptable to the Administrative Lender) commitment to issue such mortgagee's title insurance policy] in favor of the Administrative Lender acceptable to the Administrative Lender, subject only to those exceptions to title as the Administrative Lender approves; provided, however, that the Borrower or the applicable Restricted Subsidiary shall have a grace period of 60 days from and after the date of execution of the applicable Note Receivable by the applicable Purchaser in order to remedy any deficiency under this clause;

        (q) Payments under the Note Receivable are to be in legal tender of the United States;

        (r) The Note Receivable and the other Purchase Documents are valid, genuine and enforceable against the Purchaser;

        (s) The Purchaser in respect of the Note Receivable has not assigned his or her obligations under such Note Receivable or rights in the applicable Time-Share Interest, except to the extent that any such Purchaser has assigned its interest in a Time-Share Interest to such Purchaser's former spouse in connection with divorce proceedings between such Purchaser and such former spouse or to a member of such Purchaser's immediate family and, in either case, such Purchaser remains primarily liable with respect to such Note Receivable;

        (t) The payments due under such Note Receivable have been made by the Purchaser in respect thereof and not by the Borrower or any of its Subsidiaries or any Affiliate of the Borrower or any of its Subsidiaries on such Purchaser's behalf;

        (u) The Purchaser in respect of such Note Receivable is not subject to any Debtor Relief Laws and is not an adverse party in any Litigation (and has not threatened any Litigation) with the Borrower or any of its Subsidiaries or any Lender;

        (v) The Borrower or the applicable Restricted Subsidiary, as applicable, has performed all of its obligations to the Purchasers in respect of such Note Receivable, and there shall be no executory obligations to such Purchaser to be performed by the Borrower or the applicable Restricted Subsidiary; and

        (w) The Project containing the Unit subject to such Note Receivable is located in the United States of America or in such other jurisdiction(s) as may, from time to time, be designated in writing by the Determining Lenders.

        Notwithstanding anything to the contrary contained herein, (i) the aggregate outstanding principal balance of Notes Receivable included in the Borrowing Base and attributable to Sales Under Contracts For Deed shall not, at any time, exceed ten percent (10%) of the aggregate outstanding principal balance of all Eligible Notes Receivable included in the Borrowing Base, (ii) the aggregate outstanding principal balance of Notes Receivable included in the Borrowing Base and having terms greater than one-hundred twenty (120) months shall not, at any time, exceed fifteen percent (15%) of the aggregate outstanding principal balance of all Eligible Note Receivable included in the Borrowing Base and (iii) the aggregate outstanding principal balance of Notes Receivable included in the Borrowing Base and with respect to which any grace period under clause(s) (b),(n) and/or (p) of the foregoing definition of "Eligible Notes Receivable" remains in effect shall not, at any time, exceed the lesser of (x) $15,000,000 and (y) fifteen percent (15%) of the aggregate outstanding principal balance of all Eligible Notes Receivable included in the Borrowing Base."

                1.3 The definition of "Net Exposure Under Securitization" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                "`Net Exposure Under Securitization' means, for any date of calculation, the sum of (i) any and all obligations and liabilities of the Borrower or any Restricted Subsidiary under, or in connection with, any Securitization, as of such date of calculation, to the extent that same constitute recourse liabilities of the Borrower or of such Restricted Subsidiary and
                (ii) the fair market value of any and all property of the Borrower or of any Restricted Subsidiary that is pledged or encumbered, or as to which the interest(s) of the Borrower or any Restricted Subsidiary are subordinated or otherwise impaired, as security for or as a credit enhancement or otherwise in connection with, any Securitization."

                1.4 The definition of "Note Receivable" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                "`Note Receivable' means a promissory note executed by a Purchaser in favor of the Borrower or a Restricted Subsidiary which has arisen out of a Sale of Fee Simple Interval or a Sale Under Contract For Deed to a Purchaser."

                1.5 The definition of "Specified Percentage" set forth in
        Article I of the Credit Agreement is hereby amended to read as follows:

                "`Specified Percentage' means, as to any Lender, the percentage indicated beside its name on the signature pages of the First Amendment, or if applicable, specified in its most recent Assignment Agreement or the most recent amendment to this Agreement and, following any increase in the Commitment pursuant to Section 1.10 of the First Amendment, as to any Lender, (i) if such Lender has not agreed to increase its portion of the Commitment, a percentage equal to the quotient of (expressed as a percentage) (x) such Lender's Specified Percentage immediately prior to such increase in the Commitment, times the Commitment immediately prior to such increase divided by (y) the Commitment, as increased, or (ii) if such Lender has agreed to increase its portion of the Commitment, a percentage acceptable to such Lender and the Administrative Lender."

                1.6 The definition of "Time Share Interest" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                "`Time Share Interest' means the property, rights, and interests acquired by a Purchaser under a Sale of Fee Simple Interval or a Sale Under Contract For Deed."

                1.7 Article I of the Credit Agreement is hereby amended by adding thereto the following additional defined terms:

                "`First Amendment' means that certain First Amendment hereto, dated as of March 30, 1998."

                "`Sale of Fee Simple Interval' means a sale of an undivided fee simple ownership interest as tenants in common with all other Purchasers with respect to any Unit with respect to the exclusive right to use such Unit and the common areas for the Project with respect to such Unit for a specified length of time, on an annual or a biennial basis, pursuant to which the Purchaser acquires record title to such interest contemporaneously with, or substantially contemporaneously with, the consummation of such sale."

                "`Sale Under Contract For Deed' means a sale of an undivided fee simple ownership interest as tenants in common with all other Purchasers with respect to any Unit with respect to the exclusive right to use such Unit and the common areas for the Project with respect to such Unit for a specified length of time, on an annual or a biennial basis, pursuant to which the Purchaser acquires beneficial title to such interest contemporaneously with, or substantially contemporaneously with, the consummation of such sale, but the Purchaser does not receive record title to such interest until the Purchaser has satisfied all of the conditions precedent set forth in the applicable sales documentation (including, without limitation, the payment in full of the purchase price for such interest)."


                1.8 Section 7.13 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                "Section 7.13 Maximum Senior Debt to Total Capital. The Borrower shall not permit the ratio of Senior Debt to Total Capital to exceed 0.30 to 1 at the end of any fiscal quarter."

                1.9 Section 7.14 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                "Section 7.14 Maximum Total Debt to Total Capital. The Borrower shall not permit the ratio of Total Debt to Total Capital to exceed 0.73 to 1 at the end of any fiscal quarter."

                1.10 Notwithstanding anything to the contrary contained in the Credit Agreement, the parties hereto acknowledge and agree that hereafter, upon request of the

        Borrower, the Commitment may, from time to time, be increased to an aggregate amount of up to $150,000,000 with the consent of only such of the Lenders as are increasing their respective portion of such Commitment, it being the express intent and understanding of the parties hereto that the consent of any Lender shall not be required in connection with any such increase in the Commitment if, and to the extent that, the dollar amount of such Lender's portion of the Commitment is not increased thereby. The Administrative Lender shall use its best efforts to notify each Lender of any such increase in the Commitment at least two (2) days prior to the effective date thereof.

        2. ADDITIONAL COVENANTS; REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower and each Guarantor covenants, agrees, represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

        (a) Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby shall terminate, limit or otherwise reduce the obligations and/or liabilities of such Guarantor under, or in connection with, such Guarantor's guaranty of the Obligations or any other Loan Document executed by such Guarantor, all of which obligations and liabilities are hereby ratified and confirmed by each Guarantor;

        (b) No event has occurred and is continuing which constitutes a Default or an Event of Default;

        (c) The Borrower has full power and authority to execute and deliver this First Amendment and this First Amendment, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

        (d) Each Guarantor has full power and authority to execute and deliver this First Amendment and this First Amendment constitutes the legal, valid and binding obligations of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

        (e) No authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the consent of the respective Board of Directors of each of the Borrower and each Guarantor), is required for the execution, delivery or performance by the Borrower or any Guarantor of this First Amendment.

        3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of March 30, 1998, subject to the following:

        (a) the Administrative Lender shall have received a counterpart of this First Amendment executed by each Lender and by the Documentation Agent;

        (b) the Administrative Lender shall have received a counterpart of this First Amendment executed by the Borrower and by each Guarantor;

        (c) the Administrative Lender shall have received all of the payments required to be made by the Borrower as of the date of this Amendment pursuant to the terms of a certain fee letter agreement, of even date herewith, among the Borrower and the Administrative Lender;

        (d) the Administrative Lender shall have received certified resolutions of the respective board of directors of each of the Borrower and each Guarantor authorizing the execution, delivery and performance of this First Amendment; and

        (e) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender, such other documents, certificates and instruments as the Administrative Lender shall require.

        4. REFERENCE TO THE CREDIT AGREEMENT.

        (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

        (b) The Credit Agreement, as amended by the amendments referred to above, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

        6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        7. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Guarantor, each Lender, the Administrative Lender and the Documentation Agent and their respective successors and assigns.

        8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

        9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.


BORROWER:                         SIGNATURE RESORTS, INC.



                                  By: /s/ DEWEY W. CHAMBERS
                                     ---------------------------------
                                     Dewey W. Chambers
                                     ---------------------------------
                                     Vice President
                                     ---------------------------------

GUARANTORS:                       ALL SEASONS RESORTS, INC., an
                                  Arizona corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     ---------------------------------
                                  Name: Dewey W. Chambers
                                       -------------------------------
                                  Title: Vice President
                                        ------------------------------


                                  ALL SEASONS RESORTS, INC., a Texas
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     ---------------------------------
                                  Name: Dewey W. Chambers
                                       -------------------------------
                                  Title: President
                                        ------------------------------



                                  MMG DEVELOPMENT CORP., a Florida
                                  corporation

                                  By: /s/ DEWEY W. CHAMBERS
                                     ---------------------------------
                                  Name: Dewey W. Chambers
                                       -------------------------------
                                  Title: Vice President
                                        ------------------------------



                                  MMG HOLDING CORP., a Florida
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     ---------------------------------
                                  Name: Dewey W. Chambers
                                       -------------------------------
                                  Title: Vice President
                                        ------------------------------


                                  PORT ROYAL RESORT, L.P., a South
                                  Carolina limited partnership

                                  By: Argosy/KGI Port Royal Partners,
                                      a South Carolina general
                                      partnership, as its general
                                      partner

                                      By: KGI Port Royal, Inc., a
                                          South Carolina corporation,
                                          as its general partner

                                      By: /s/ DEWEY W. CHAMBERS
                                         -----------------------------
                                      Name: Dewey W. Chambers
                                           ---------------------------
                                      Title: Vice President
                                            --------------------------

                                  GRAND BEACH RESORT, LIMITED
                                  PARTNERSHIP, a Georgia limited partnership

                                  By: Grand Beach Partners, L.P., a
                                      California limited partnership, as its
                                      general partner

                                      By: Argosy/KGI Grand Beach
                                          Investment Partnership, a
                                          California general partnership,
                                          as its general partner

                                          By: Argosy Grand Beach,
                                              Inc., a Georgia corporation,
                                              as its general partner

                                              By: /s/ DEWEY W. CHAMBERS
                                                 ---------------------------
                                              Name: Dewey W. Chambers
                                                   -------------------------
                                              Title: Vice President
                                                    ------------------------



                                  POWHATAN ASSOCIATES, a Virginia Joint Venture

                                  By: Plantation Resort Group, Inc., a Virginia
                                      corporation, Joint Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                         -----------------------------------
                                      Name: Dewey W. Chambers
                                           ---------------------------------
                                      Title: Vice President
                                           ---------------------------------

                                  By: Williamsburg Vacations, Inc., a Virginia
                                      corporation, Joint Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                         -----------------------------------
                                      Name: Dewey W. Chambers
                                           ---------------------------------
                                      Title: Vice President
                                           ---------------------------------

                                  GREENSPRINGS ASSOCIATES, a Virginia Joint
                                  Venture

                                  By: Plantation Resort Group, Inc., a Virginia
                                      corporation, Joint Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                         -----------------------------------
                                      Name: Dewey W. Chambers
                                           ---------------------------------
                                      Title: Vice President
                                           ---------------------------------



                                  By: Greensprings Plantation Resort, Inc., a
                                      Virginia corporation, Joint Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                         -----------------------------------
                                      Name: Dewey W. Chambers
                                           ---------------------------------
                                      Title: Vice President
                                           ---------------------------------




                                  LAKE TAHOE RESORT PARTNERS, LLC, a
                                  California limited liability company

                                  By: AKGI Lake Tahoe Investments, Inc., a
                                      California corporation, as its managing
                                      member

                                      By: /s/ DEWEY W. CHAMBERS
                                         -----------------------------------
                                      Name: Dewey W. Chambers
                                           ---------------------------------
                                      Title: Vice President
                                           ---------------------------------


                                  By: KGK Lake Tahoe Development, Inc., a
                                      California corporation, as its member

                                      By: /s/ DEWEY W. CHAMBERS
                                         -----------------------------------
                                      Name: Dewey W. Chambers
                                           ---------------------------------

                                      Title: Vice President
                                           ---------------------------------

ADMINISTRATIVE LENDER:            NATIONSBANK OF TEXAS, N.A., as Administrative
                                  Lender


                                  By: /s/ TOM BLAKE
                                     ---------------------------------
                                     Tom Blake
                                     Senior Vice President


DOCUMENTATION AGENT:              SOCIETE GENERALE, as Documentation Agent


                                  By: /s/ J. BLAINE SHAUM
                                     ---------------------------------
                                  Name: J. Blaine Shaum
                                       -------------------------------
                                  Title: Regional Manager
                                        ------------------------------

                                  2029 Century Park East, Suite 2900
                                  Los Angeles, California 90067


LENDERS:                          NATIONSBANK OF TEXAS, N.A., as a Lender, Swing
                                  Line Bank and Issuing Bank
SPECIFIED PERCENTAGE:
         31.91489362%
                                  By: /s/ TOM BLAKE
                                     ---------------------------------
                                     Tom Blake
                                     Senior Vice President

                                     901 Main Street, 67th Floor
                                     Dallas, Texas 75202
                                     Attn:  Tom Blake
                                            Senior Vice President

                                  SOCIETE GENERALE, as a Lender
SPECIFIED PERCENTAGE:
         26.59574468%
                                  By: /s/ J. BLAINE SHAUM
                                     ---------------------------------
                                  Name: J. Blaine Shaum
                                       -------------------------------
                                  Title: Regional Manager
                                        ------------------------------

                                        2029 Century Park East, Suite 2900
                                        Los Angeles, California 90067

                                  BT COMMERCIAL CORPORATION
SPECIFIED PERCENTAGE:
         15.95744681%
                                  By: /s/ ALBERT L. FISCHETTI
                                     ---------------------------------
                                  Name: Albert L. Fischetti
                                       -------------------------------
                                  Title: Senior Vice President
                                        ------------------------------

                                        14 Wall Street, 3rd Floor
                                        New York, New York 10005

                                  CREDIT LYONNAIS NEW YORK BRANCH
SPECIFIED PERCENTAGE:
         12.76595745%
                                  By: /s/ JAN HAZELTON
                                     ---------------------------------
                                  Name: Jan Hazelton
                                       -------------------------------
                                  Title: Vice President
                                        ------------------------------

                                        1301 Avenue of the Americas
                                        New York, New York 10019

                                  BANK OF HAWAII
SPECIFIED PERCENTAGE:
         12.76595745%
                                  By: /s/ DONNA R. PARKER
                                     ---------------------------------
                                  Name: Donna R. Parker
                                       -------------------------------
                                  Title: Vice President
                                        ------------------------------


                                        ------------------------------

                                        ------------------------------

                      SECOND AMENDMENT TO CREDIT AGREEMENT


        THIS SECOND AMENDMENT to CREDIT AGREEMENT (this "Second Amendment"), dated as of May 29, 1998, is entered into by and among SIGNATURE RESORTS, INC., a Maryland corporation, (the "Borrower"), ALL SEASONS RESORTS, INC., an Arizona corporation, ALL SEASONS RESORTS, INC., a Texas corporation, MMG DEVELOPMENT CORP., a Florida corporation, MMG HOLDING CORP., a Florida corporation, PORT ROYAL RESORT, L.P., a South Carolina limited partnership, GRAND BEACH RESORT, LIMITED PARTNERSHIP, a Georgia limited partnership, POWHATAN ASSOCIATES, a Virginia Joint Venture, GREENSPRINGS ASSOCIATES, a Virginia Joint Venture, LAKE TAHOE RESORT PARTNERS, LLC, a California limited liability company (the foregoing parties other than the Borrower being referred to herein singularly as a "Guarantor" and collectively as the "Guarantors"), each of the financial institutions that is listed as a signatory party hereto as a "Lender" (collectively, the "Lenders"), NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., in its capacity as the Administrative Lender under the Credit Agreement (the "Administrative Lender") and SOCIETE GENERALE, in its capacity as the Documentation Agent under the Credit Agreement (the "Documentation Agent").


                                   BACKGROUND


        A. The Borrower, the Lenders, the Administrative Lender and the Documentation Agent are parties to a certain Credit Agreement dated as of February 18, 1998 (said Credit Agreement, as amended, supplemented, modified and/or restated, being referred to herein as the the "Credit Agreement"); the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement and, to the extent appropriate, as amended hereby.

        B. The Guarantors have heretofore guaranteed all of the indebtedness, obligations and liabilities of the Borrower to the Lenders under, or in connection with, the Credit Agreement.

        C. The Borrower, the Lenders, the Administrative Lender and the Documentation Agent desire to amend the Credit Agreement and the Guarantors wish to consent to such amendments.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Guarantors, the Lenders, the Administrative Lender and the Documentation Agent covenant and agree as follows:

        1. AMENDMENTS.

                1.1 Article I of the Credit Agreement is hereby amended by adding thereto the following additional defined term:

                "`Adjusted Net Worth' means the sum of the following for the Borrower and the Restricted Subsidiaries, on a consolidated basis, determined in accordance with GAAP, (a) Net Worth minus
                (b) the sum of the following (without duplication in respect of items already deducted in arriving at Net Worth): Intangible Assets, and any write-up in the book value of assets resulting from revaluation thereof subsequent to December 31, 1996."

                1.2 Article I of the Credit Agreement is hereby amended by deleting the defined term "Tangible Net Worth" therefrom.

                1.3 The definition of "Intangible Assets" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                "`Intangible Assets' means those assets which are treated as intangible pursuant to GAAP, and in any event including, without limitation: (a) obligations, if any, owing by Affiliates to the Borrower or to any Restricted Subsidiary, (b) accounts, notes or mortgages receivable which are deemed by the Borrower, any of the Restricted Subsidiaries or the Administrative Lender to be uncollectible or which should be subject to a reserve for bad debts in accordance with GAAP or which are subject to claims or set-offs (to the extent of such claim or set-off); (c) leases and leasehold improvements; (d) any asset which is intangible or lacks intrinsic and marketable value or collectibility, including without limitation noncompetition agreements, patents, copyrights, trademarks, franchises or organization or research and development costs; (e) organizational and experimental expense; and (f) unamortized debt discount and expense; provided, however, that goodwill shall not be included as an Intangible Asset for purposes of this Agreement."

                1.4 The definition of "Total Capital" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                "`Total Capital' means, as of any date of determination, the sum of (a) Total Debt plus (b) Adjusted Net Worth."

                1.5 Section 7.12 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                "Section 7.12 Minimum Adjusted Net Worth. The Borrower shall not permit the Adjusted Net Worth to be less than an amount equal to the sum of (a) $155,000,000, plus (b) 50% of cumulative Net Income of the Borrower and the Restricted Subsidiaries for the period from, but not including, June 30, 1997 through the date of calculation (but excluding from the calculation of such cumulative Net Income the effect, if any, of any fiscal quarter (or portion of a fiscal quarter not then ended) of the Borrower or any Restricted Subsidiary for which Net Income was a negative number), plus (c) 75% of the Net Cash Proceeds received by the Borrower after June 30, 1997 as a result of any offering of Equity or pursuant to any conversion or exchange of convertible Indebtedness or preferred Capital Stock into common Capital Stock of the Borrower, plus (d) an amount equal to 75% of the Adjusted Net Worth, calculated with respect to such Person, of any Person that becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any Restricted Subsidiary after June 30, 1997 or substantially all of the assets of which are acquired by the Borrower or any Restricted Subsidiary after June 30, 1997, (in each case determined as of the date that such Person becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or a Restricted Subsidiary or that such assets are so acquired), provided that the purchase price paid therefor is paid in equity securities of the Borrower or any Subsidiary of the Borrower."

                1.6 Exhibit "E" to the Credit Agreement is hereby deleted in its entirety and Exhibit "E-1" attached hereto is substituted in lieu thereof. From and after the effective date of this Second Amendment, any and all references in the Credit Agreement to "Exhibit 'E'" shall be deemed to be references to "Exhibit 'E-1'" attached hereto.

        2. ADDITIONAL COVENANTS; REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower and each Guarantor covenants, agrees, represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

        (a) Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby shall terminate, limit or otherwise reduce the obligations and/or liabilities of such Guarantor under, or in connection with, such Guarantor's guaranty of the Obligations or any other Loan Document executed by such Guarantor, all of which obligations and liabilities are hereby ratified and confirmed by each Guarantor;

        (b) No event has occurred and is continuing which constitutes a Default or an Event of Default;

        (c) The Borrower has full power and authority to execute and deliver this Second Amendment and this Second Amendment, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

        (d) Each Guarantor has full power and authority to execute and deliver this Second Amendment and this Second Amendment constitutes the legal, valid and binding obligations of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

        (e) No authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the consent of the respective Board of Directors of each of the Borrower and each Guarantor), is required for the execution, delivery or performance by the Borrower or any Guarantor of this Second Amendment.

        3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of May 29, 1998, subject to the following:

        (a) the Administrative Lender shall have received a counterpart of this Second Amendment executed by each Lender and by the Documentation Agent;

        (b) the Administrative Lender shall have received a counterpart of this Second Amendment executed by the Borrower and by each Guarantor;

        (c) the Administrative Lender shall have received certified resolutions of the respective board of directors of each of the Borrower and each Guarantor authorizing the execution, delivery and performance of this Second Amendment; and

        (d) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender, such other documents, certificates and instruments as the Administrative Lender shall require.

        4. REFERENCE TO THE CREDIT AGREEMENT.

        (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

        (b) The Credit Agreement, as amended by the amendments referred to above, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

        6. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        7. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Guarantor, each Lender, the Administrative Lender and the Documentation Agent and their respective successors and assigns.

        8. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

        9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        10. IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

BORROWER:                         SIGNATURE RESORTS, INC.



                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer


GUARANTORS:                       ALL SEASONS RESORTS, INC., an Arizona
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer


                                  ALL SEASONS RESORTS, INC., a Texas
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer

                                  MMG DEVELOPMENT CORP., a Florida
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer

                                  MMG HOLDING CORP., a Florida
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer


                                  PORT ROYAL RESORT, L.P., a South
                                  Carolina limited partnership

                                  By: Argosy/KGI Port Royal Partners, a
                                     -------------------------------------------
                                     South Carolina general partnership,
                                     as its general partner

                                     By: KGI Port Royal, Inc., a South
                                        ----------------------------------------
                                         Carolina corporation, as its
                                         general partner

                                         By: /s/ DEWEY W. CHAMBERS
                                            ------------------------------------
                                            Dewey W. Chambers
                                            Vice President and Treasurer


                                  GRAND BEACH RESORT, LIMITED
                                  PARTNERSHIP, a Georgia limited partnership

                                  By: Grand Beach Partners, L.P., a
                                      California limited partnership, as its
                                      general partner

                                      By: Argosy/KGI Grand Beach Investment
                                          Partnership, a California general
                                          partnership, as its general partner

                                          By: Argosy Grand Beach, Inc., a
                                              Georgia corporation, as its
                                              general partner

                                              By: /s/ DEWEY W. CHAMBERS
                                                 -------------------------------
                                                 Dewey W. Chambers
                                                 Vice President and Treasurer

                                  POWHATAN ASSOCIATES, a Virginia Joint Venture

                                  By: Plantation Resort Group, Inc., a Virginia
                                      corporation, Joint Venturer

                                       By: /s/ DEWEY W. CHAMBERS
                                          --------------------------------------
                                          Dewey W. Chambers
                                          Vice President and Treasurer

                                  By: Williamsburg Vacations, Inc., a Virginia
                                     corporation, Joint Venturer

                                       By: /s/ DEWEY W. CHAMBERS
                                          --------------------------------------
                                           Dewey W. Chambers
                                           Vice President and Treasurer


                                  GREENSPRINGS ASSOCIATES, a Virginia Joint
                                  Venture

                                  By: Plantation Resort Group, Inc., a Virginia
                                      corporation, Joint Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                        ----------------------------------------
                                        Dewey W. Chambers
                                        Vice President and Treasurer

                                  By: Greensprings Plantation Resort, Inc., a
                                      Virginia corporation, Joint Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                        ----------------------------------------
                                        Dewey W. Chambers
                                        Vice President and Treasurer

                                  LAKE TAHOE RESORT PARTNERS, LLC, a
                                  California limited liability company

                                  By: AKGI Lake Tahoe Investments, Inc., a
                                      California corporation, as its managing
                                      member

                                      By: /s/ DEWEY W. CHAMBERS
                                        ----------------------------------------
                                        Dewey W. Chambers
                                        Vice President and Treasurer

                                  By: KGK Lake Tahoe Development, Inc., a
                                      California corporation, as its member

                                      By:
                                         Dewey W. Chambers
                                         Vice President and Treasurer


ADMINISTRATIVE LENDER:            NATIONSBANK, N.A., successor by merger to
                                  NationsBank of Texas, N.A., as Administrative
                                  Lender


                                  By: /s/ TOM BLAKE
                                     -------------------------------------------
                                     Tom Blake
                                     Senior Vice President


DOCUMENTATION AGENT:              SOCIETE GENERALE, as Documentation Agent


                                  By: /s/ J. BLAINE SHAUM
                                  Name: J. Blaine Shaum
                                  Title: Managing Director

                                  2029 Century Park East, Suite 2900
                                  Los Angeles, California 90067

LENDERS: NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., as a Lender, Swing Line Bank and Issuing Bank
SPECIFIED PERCENTAGE:
         31.91489362%
                                  By: /s/ TOM BLAKE
                                     -------------------------------------------
                                     Tom Blake
                                     Senior Vice President

                                     901 Main Street, 67th Floor
                                     Dallas, Texas 75202
                                     Attn:  Tom Blake
                                            Senior Vice President

                                  SOCIETE GENERALE, as a Lender
SPECIFIED PERCENTAGE:
         26.59574468%
                                  By: /s/ J. BLAINE SHAUM
                                     -------------------------------------------
                                  Name: J. Blaine Shaum
                                       -----------------------------------------
                                  Title: Managing Director
                                        ----------------------------------------

                                  2029 Century Park East, Suite 2900
                                  Los Angeles, California 90067

                                  BANKERS TRUST COMPANY
SPECIFIED PERCENTAGE:
         15.95744681%
                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  130 Liberty Street, 14th Floor
                                  New York, New York 10003

                                  CREDIT LYONNAIS NEW YORK BRANCH
SPECIFIED PERCENTAGE:
         12.76595745%
                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  1301 Avenue of the Americas
                                  New York, New York 10019

                                  BANK OF HAWAII
SPECIFIED PERCENTAGE:
         12.76595745%
                                  By: /s/ ROBERT M. WHEELER III
                                     -------------------------------------------
                                  Name: Robert M. Wheeler III
                                       -----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------

                                  EXHIBIT "E-1"

                             COMPLIANCE CERTIFICATE


                                 ________,______



NationsBank, N.A.,
  as Administrative Lender
901 Main Street, 67th Floor
Dallas, Texas 75202

Attention:  Tom Blake, Senior Vice President

        This Compliance Certificate is made as of _______, ____. The undersigned certifies that the calculations set forth herein are true, accurate, and complete, and are made in accordance with the provisions of the Credit Agreement among Signature Resorts, Inc., NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Administrative Lender, Societe Generale, as Documentation Agent and Lenders, dated as of February 18, 1998 (as amended, modified or supplemented, "Credit Agreement"). All defined terms used herein but not specifically defined shall have the meanings set forth in the Credit Agreement.


1.      Covenant Calculations.

D.      Section 7.3(g).  Guaranties of Indebtedness

        1.       Maximum aggregate amount - 10% of combined total assets of         $__________
                 the Borrower and the Restricted Subsidiaries

        2.       Actual                                                             $__________

        3.       Difference  [(1) - (2)]                                            $__________

E. Section 7.3(i). Investments in any Person other than the Borrower or a Restricted Subsidiary

        1.       Maximum aggregate amount - 10% of combined total assets of         $__________
                 the Borrower and the Restricted Subsidiaries

        2.       Actual                                                             $__________

        3.       Difference  [(1) - (2)]                                            $__________

F.      Section 7.3(j).  Other Investments

        1.       Maximum in aggregate amount outstanding at any time                $7,500,000

        2.       Actual                                                             $__________



                                                          EXHIBIT "E-1" - PAGE 1

         3.       Difference [(1) - (2)]                                                          $__________

G.       Section 7.5(f).  Other Asset Sales

         1.       Maximum in aggregate amount during any one fiscal year                          $5,000,000

         2.       Actual                                                                          $__________

         3.       Difference [(1) - (2)]                                                          $__________

H.       Section 7.7.  Capital Expenditures

         1.       Maximum during any fiscal year in aggregate amount                              $10,000,000

         2.       Actual                                                                          $__________

         3.       Difference [(1) - (2)]                                                          $__________

I. Section 7.8(c). Dividends payable by the Borrower in respect of its Capital Stock

         1.       Maximum in aggregate amount during any fiscal year

                  a.       50% of Net Income of the Borrower (excluding from        $__________
                           calculation any Net Income attributable to any
                           Subsidiary of the Borrower other than the Restricted
                           Subsidiaries) during the immediately preceding fiscal
                           year of the Borrower

                  b.       Maximum  [(a) + $10,000,000]                                 $__________

         2.       Actual                                                                          $__________

         3.       Difference  [(1) - (2)]                                                         $__________

J.       Section 7.11.  Minimum Interest Coverage Ratio

         1.       Minimum at the end of any fiscal quarter                                        2.50 to 1

         2. Actual, calculated for the four consecutive fiscal quarters ending on the date of calculation

                  a. EBITDA, calculated on a consolidated basis for the Borrower and its Subsidiaries

                           (1)      Pretax Net Income (excluding therefrom, to the  $__________
                                    extent included in determining Pretax Net
                                    Income, any items of extraordinary gain,
                                    including net gains on the sale of assets other
                                    than asset sales in the ordinary course of
                                    business, and adding thereto, to the extent
                                    included in determining Pretax Net Income,
                                    any items of extraordinary loss, including net
                                    losses on the sale of assets)

                           (2)      Interest expense                                $__________



                                                          EXHIBIT "E-1" - PAGE 2

                           (3)      Non-recurring charges incurred as a result of   $__________
                                    business combinations utilizing the pooling
                                    accounting method to the extent that such
                                    charges would be permitted to be capitalized
                                    utilizing the purchase accounting method

                           (4)      Depreciation                                    $__________

                           (5)      Amortization                                    $__________

                           (6)      Other non-cash charges (to the extent included  $__________
                                    in determining EBIT)

                           (7)      EBITDA  [(1) + (2) + (3) + (4) + (5) + (6)]                   $__________

                  b.       Interest Expense (including interest expense pursuant to               $__________
                           Capitalized Lease Obligations)

                  c.       Interest Coverage Ratio [(a) to (b)]                                   _________ to 1

K.       Section 7.12.  Minimum Adjusted Net Worth

         1.       Minimum

                  a.       50% of cumulative Net Income of the Borrower and         $__________
                           the Restricted Subsidiaries for the period from, but not
                           including, June 30, 1997 through the date of
                           calculation (but excluding from the calculation of such
                           cumulative Net Income the effect, if any, of any fiscal
                           quarter (or portion of a fiscal quarter not then ended)
                           of the Borrower or any Restricted Subsidiary for which
                           Net Income was a negative number)

                  b.       75% of the Net Cash Proceeds received by the             $__________
                           Borrower after June 30, 1997 as a result of any
                           offering of Equity or pursuant to any conversion or
                           exchange of convertible Indebtedness or preferred
                           Capital Stock into common Capital Stock of the
                           Borrower

                  c.       75% of the Adjusted Net Worth of any Person that         $__________
                           becomes a Restricted Subsidiary or is merged into or
                           consolidated with the Borrower or any Restricted
                           Subsidiary after June 30, 1997 or substantially all of
                           the assets of which are acquired by the Borrower or
                           any Restricted Subsidiary after June 30, 1997 (in each
                           case determined as of the date that such Person
                           becomes a Restricted Subsidiary or is merged into or
                           consolidated with the Borrower or a Restricted
                           Subsidiary or that such assets are so acquired) provided
                           that the purchase price paid therefor is paid in equity
                           securities of the Borrower or any Subsidiary of the
                           Borrower



                                                          EXHIBIT "E-1" - PAGE 3

                  d.       Minimum Adjusted Net Worth  [(a) + (b) + (c) +                         $
                           $155,000,000]

         2. Actual (for Borrower and the Restricted Subsidiaries, on a consolidated basis)

                  a.       Net Worth                                                $__________

                  b.       Intangible Assets (exclusive of goodwill)

                           (1)    Obligations, if any, owing by Affiliates to the   $__________
                                  Borrower or to any Restricted Subsidiary

                           (2)    Accounts, notes or mortgages receivable which     $__________
                                  are deemed by the Borrower, any of the
                                  Restricted Subsidiaries or the
                                  Administrative Lender to be uncollectible or
                                  which should be subject to a reserve for bad
                                  debts in accordance with GAAP or which are
                                  subject to claims or set-offs (to the extent
                                  of such claim or set-off)

                           (3)    Leases and leasehold improvements                 $__________

                           (4)    Any asset which is intangible or lacks intrinsic  $__________
                                  and marketable value or collectibility,
                                  including without limitation noncompetition
                                  agreements, patents, copyrights, trademarks,
                                  franchises or organization or research and
                                  development costs

                           (5)    Organizational and experimental expense           $__________

                           (6)    Unamortized debt discount and expense             $__________

                           (7)    Intangible Assets  [(1) + (2) + (3) + (4) +       $__________
                                  (5) + (6)]

                  c.       Any write-up in the book value of assets resulting from  $__________
                           revaluation thereof subsequent to December 31, 1996

                  d.       Actual Adjusted Net Worth  [(a) - (b) - (c)]                           $__________

         3.       Difference  [(2) - (1)]                                                         $__________

L.       Section 7.13.  Maximum Senior Debt to Total Capital

         1.       Maximum at the end of any fiscal quarter                                        0.30 to 1

         2.       Actual

                  a.       Senior Debt

                           (1)      Total Debt

                                    (a)     Indebtedness for borrowed money         $__________



                                                          EXHIBIT "E-1" - PAGE 4

                                    (b)     Obligations evidenced by bonds,         $__________
                                            debentures, notes or other similar
                                            instruments

                                    (c)     Obligations to pay the deferred         $__________
                                            purchase price of property or services
                                            other than trade payables incurred in
                                            the ordinary course of business

                                    (d)     Obligations in respect of letters of    $__________
                                            credit, banker's acceptances and
                                            similar instruments

                                    (e)     Obligations under Hedge Agreements      $__________

                                    (f)     Capitalized Lease Obligations           $__________

                                    (g)     Obligations in respect of payment,      $__________
                                            performance and similar bonds

                                    (h)     Net Exposure Under Securitization       $__________

                                    (i)     Total Debt  [(a) + (b) + (c) + (d) +                  $__________
                                            (e) + (f) + (g) + (h)]

                           (2)      Subordinated Debt

                                    (a)     The 5.75% Convertible Subordinated      $__________
                                            Notes, issued by the Borrower as of
                                            January 15, 1997, in the aggregate
                                            original principal amount of
                                            $138,000,000, due in 2007

                                    (b)     The 9.75% Senior Subordinated Notes,    $__________
                                            issued by the Borrower as of August 1,
                                            1997, in the aggregate original
                                            principal amount of $200,000,000, due
                                            October 1, 2007

                                    (c)     Any other Indebtedness of the           $__________
                                            Borrower or any Subsidiary of the
                                            Borrower having maturities and terms,
                                            and which is subordinated to payment
                                            of the Obligations in a manner,
                                            approved in writing by the
                                            Administrative Lender and the
                                            Determining Lenders, with only such
                                            changes or amendments as are not
                                            prohibited by Section 7.19 of the
                                            Credit Agreement

                                    (d)     Subordinated Debt  [(a) + (b) +(c)]                   $__________

                           (3)      Senior Debt  [(1) - (2)]                                      $__________



                                                          EXHIBIT "E-1" - PAGE 5

                  b.       Total Capital

                           (1)      Total Debt  (I.2.a.(1)(i) above)                $__________

                           (2)      Adjusted Net Worth  (H.2.d. above)              $__________

                           (3)      Total Capital  [(1) + (2)]                                    $__________

                  c.       Actual Senior Debt to Total Capital  [(a) to (b)]                              to 1
                                                                                                  --------
M.       Section 7.14.  Maximum Total Debt to Total Capital

         1.       Maximum at the end of any fiscal quarter after December 31,                     0.73 to 1
                  1997

         2.       Actual

                  a.       Total Debt  (I.2.a.(1)(i) above)                         $__________

                  b.       Total Capital  (I.2.b.(3) above)                         $__________

                  c.       Actual Total Debt to Total Capital  [(a) to (b)]                               to 1
                                                                                                  --------
N.       Section 7.15.  Sale and Leaseback

         1.       Maximum aggregate amount during any fiscal year                                 $2,000,000

         2.       Actual                                                                          $__________

         3.       Difference  [(1) - (2)]                                                         $__________


        The undersigned hereby further certifies to the following as of the date of this Certificate:

        1. The undersigned has reviewed the relevant terms of this Certificate and has made, or caused to be made, under his/her supervision, a review of the transactions and condition of the Borrower from the beginning of the accounting period covered by the financial statements being delivered herewith to the date of this Certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default.

        2. The Borrower is in compliance in all material respects with all of the terms and conditions of the Credit Agreement and other Loan Documents.



                                                          EXHIBIT "E-1" - PAGE 6

        3. The financial statements delivered to Administrative Lender have been prepared according to GAAP applied on a consistent basis in all material respects with those previously delivered.

                                            SIGNATURE RESORTS, INC.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                                          EXHIBIT "E-1" - PAGE 7

                       THIRD AMENDMENT TO CREDIT AGREEMENT


        THIS THIRD AMENDMENT to CREDIT AGREEMENT (this "Amendment"), dated as of August 13, 1998, is entered into by and among SUNTERRA CORPORATION (formerly known as Signature Resorts, Inc.), a Maryland corporation, (the "Borrower"), ALL SEASONS RESORTS, INC., an Arizona corporation, ALL SEASONS RESORTS, INC., a Texas corporation, MMG DEVELOPMENT CORP., a Florida corporation, MMG HOLDING CORP., a Florida corporation, PORT ROYAL RESORT, L.P., a South Carolina limited partnership, GRAND BEACH RESORT, LIMITED PARTNERSHIP, a Georgia limited partnership, POWHATAN ASSOCIATES, a Virginia Joint Venture, GREENSPRINGS ASSOCIATES, a Virginia Joint Venture, LAKE TAHOE RESORT PARTNERS, LLC, a California limited liability company, (the foregoing parties other than the Borrower being referred to herein singularly as a "Guarantor" and collectively as the "Guarantors"), each of the financial institutions that is listed as a signatory party hereto as a "Lender" (collectively, the "Lenders"), NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., in its capacity as the Administrative Lender under the Credit Agreement (the "Administrative Lender") and SOCIETE GENERALE, in its capacity as the Documentation Agent under the Credit Agreement (the "Documentation Agent").


                                   BACKGROUND


        A. The Borrower, the Lenders, the Administrative Lender and the Documentation Agent are parties to a certain Credit Agreement dated as of February 18, 1998 (said Credit Agreement, as amended, supplemented, modified and/or restated, being referred to herein as the the "Credit Agreement"); the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement and, to the extent appropriate, as amended hereby.

        B. The Guarantors have heretofore guaranteed all of the indebtedness, obligations and liabilities of the Borrower to the Lenders under, or in connection with, the Credit Agreement.

        C. The Borrower, the Lenders, the Administrative Lender and the Documentation Agent desire to amend the Credit Agreement and the Guarantors wish to consent to such amendments.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Guarantors, the Lenders, the Administrative Lender and the Documentation Agent covenant and agree as follows:

        1. AMENDMENTS.

                1.1 The definition of "Adjusted Net Worth" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                "`Adjusted Net Worth' means the sum of the following for the Borrower and the Restricted Subsidiaries, on a consolidated basis, determined in accordance with GAAP, (a) Net Worth minus
                (b) any write-up in the book value of assets resulting from revaluation thereof subsequent to December 31, 1996."

                1.2 Article I of the Credit Agreement is hereby amended by deleting the defined term "Intangible Assets" therefrom.


                1.3 Section 7.7 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                "Section 7.7 Capital Expenditures. The Borrower shall not, and shall not permit any Restricted Subsidiary to, make or commit to make any Capital Expenditures (i) in an aggregate amount in excess of $30,000,000 during the fiscal year ending December 31, 1998, or (ii) in an aggregate amount in excess of $25,000,000 during any fiscal year thereafter."

                1.4 Section 7.13 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                "Section 7.13 Maximum Senior Debt to Total Capital. The Borrower shall not permit the ratio of Senior Debt to Total Capital to exceed (i) 0.30 to 1 at the end of any fiscal quarter (other than the fiscal quarter ending December 31, 1998) or (ii) 0.35 to 1 at the end of the fiscal quarter ending December 31, 1998."

                1.5 Exhibit "E" to the Credit Agreement is hereby deleted in its entirety and Exhibit "E-2" attached hereto is substituted in lieu thereof. From and after the effective date of this Amendment, any and all references in the Credit Agreement to "Exhibit 'E'" shall be deemed to be references to "Exhibit 'E-2'" attached hereto.

        2. ADDITIONAL COVENANTS; REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower and each Guarantor covenants, agrees, represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

        (a) Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby shall terminate, limit or otherwise reduce the obligations and/or liabilities of such Guarantor under, or in connection with, such Guarantor's guaranty of the Obligations or any other Loan Document executed by such Guarantor, all of which obligations and liabilities are hereby ratified and confirmed by each Guarantor;

        (b) No event has occurred and is continuing which constitutes a Default or an Event of Default;

        (c) The Borrower has full power and authority to execute and deliver this Amendment and this Amendment, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

        (d) Each Guarantor has full power and authority to execute and deliver this Amendment and this Amendment constitutes the legal, valid and binding obligations of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

        (e) No authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the consent of the respective Board of Directors of each of the Borrower and each Guarantor), is required for the execution, delivery or performance by the Borrower or any Guarantor of this Amendment.

        3. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of June 29, 1998, subject to the following:

        (a) the Administrative Lender shall have received a counterpart of this Amendment executed by the Determining Lenders;

        (b) the Administrative Lender shall have received a counterpart of this Amendment executed by the Borrower and by each Guarantor;

        (c) the Administrative Lender shall have received certified resolutions of the respective board of directors of each of the Borrower and each Guarantor authorizing the execution, delivery and performance of this Amendment; and

        (d) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender, such other documents, certificates and instruments as the Administrative Lender shall require.

        4. REFERENCE TO THE CREDIT AGREEMENT.

        (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

        (b) The Credit Agreement, as amended by the amendments referred to above, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

        6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        7. GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Guarantor, each Lender, the Administrative Lender and the Documentation Agent and their respective successors and assigns.

        8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        10. IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:                         SUNTERRA CORPORATION (formerly known as
                                  Signature Resorts, Inc.), a Maryland
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer


GUARANTORS:                       ALL SEASONS RESORTS, INC., an Arizona
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer


                                  ALL SEASONS RESORTS, INC., a Texas
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer

                                  MMG DEVELOPMENT CORP., a Florida
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer

                                  MMG HOLDING CORP., a Florida
                                  corporation


                                  By: /s/ DEWEY W. CHAMBERS
                                     -------------------------------------------
                                     Dewey W. Chambers
                                     Vice President and Treasurer


                                  PORT ROYAL RESORT, L.P., a South
                                  Carolina limited partnership

                                  By: Argosy/KGI Port Royal Partners, a
                                      South Carolina general partnership,
                                      as its general partner

                                      By: KGI Port Royal, Inc., a South
                                          Carolina corporation, as its
                                          general partner

                                          By: /s/ DEWEY W. CHAMBERS
                                             -----------------------------------
                                             Dewey W. Chambers
                                             Vice President and Treasurer


                                  GRAND BEACH RESORT, LIMITED
                                  PARTNERSHIP, a Georgia limited partnership

                                  By: Grand Beach Partners, L.P., a
                                      California limited partnership, as its
                                      general partner

                                      By: Argosy/KGI Grand Beach Investment
                                          Partnership, a California general
                                          partnership, as its general partner

                                          By: Argosy Grand Beach, Inc., a
                                              Georgia corporation, as its
                                              general partner

                                              By: /s/ DEWEY W. CHAMBERS
                                                 -------------------------------
                                                 Dewey W. Chambers
                                                 Vice President and Treasurer

                                  POWHATAN ASSOCIATES, a Virginia Joint Venture

                                  By: Plantation Resort Group, Inc., a Virginia
                                      corporation, Joint Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                         ---------------------------------------
                                         Dewey W. Chambers
                                         Vice President and Treasurer

                                  By: Williamsburg Vacations, Inc., a
                                      Virginia corporation, Joint  Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                         ---------------------------------------
                                         Dewey W. Chambers
                                         Vice President and Treasurer


                                  GREENSPRINGS ASSOCIATES, a Virginia Joint
                                  Venture

                                  By: Plantation Resort Group, Inc., a Virginia
                                      corporation, Joint Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                         ---------------------------------------
                                         Dewey W. Chambers
                                         Vice President and Treasurer

                                  By: Greensprings Plantation Resort, Inc., a
                                      Virginia corporation, Joint Venturer

                                      By: /s/ DEWEY W. CHAMBERS
                                         ---------------------------------------
                                         Dewey W. Chambers
                                         Vice President and Treasurer

                                  LAKE TAHOE RESORT PARTNERS, LLC, a
                                  California limited liability company

                                  By: AKGI Lake Tahoe Investments, Inc., a
                                      California corporation, as its managing
                                      member

                                      By: /s/ DEWEY W. CHAMBERS
                                         ---------------------------------------
                                         Dewey W. Chambers
                                         Vice President and Treasurer

                                  By: KGK Lake Tahoe Development, Inc., a
                                      California corporation, as its member

                                      By: /s/ DEWEY W. CHAMBERS
                                         ---------------------------------------
                                         Dewey W. Chambers
                                         Vice President and Treasurer

ADMINISTRATIVE LENDER:            NATIONSBANK, N.A., successor by merger to
                                  NationsBank of Texas, N.A., as Administrative
                                  Lender


                                  By: /s/ TOM BLAKE
                                     -------------------------------------------
                                     Tom Blake
                                     Senior Vice President

DOCUMENTATION AGENT:              SOCIETE GENERALE, as Documentation Agent


                                  By: /s/ DONALD L. SCHUBERT
                                     -------------------------------------------
                                  Name: Donald L. Schubert
                                       -----------------------------------------
                                  Title: Managing Director
                                        ----------------------------------------

                                  2029 Century Park East, Suite 2900
                                  Los Angeles, California 90067

LENDERS: NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., as a Lender, Swing Line Bank and Issuing Bank
SPECIFIED PERCENTAGE:
         31.91489362%
                                  By: /s/ TOM BLAKE
                                     -------------------------------------------
                                     Tom Blake
                                     Senior Vice President

                                     901 Main Street, 67th Floor
                                     Dallas, Texas 75202
                                     Attn:  Tom Blake
                                            Senior Vice President

                                  SOCIETE GENERALE, as a Lender
SPECIFIED PERCENTAGE:
         26.59574468%
                                  By: /s/ DONALD L. SCHUBERT
                                     -------------------------------------------
                                  Name: Donald L. Schubert
                                       -----------------------------------------
                                  Title: Managing Director
                                        ----------------------------------------

                                  2029 Century Park East, Suite 2900
                                  Los Angeles, California 90067

                                  BANKERS TRUST COMPANY
SPECIFIED PERCENTAGE:
         15.95744681%
                                  By: /s/ LAURA S. BURWICK
                                     -------------------------------------------
                                  Name: Laura S. Burwick
                                       -----------------------------------------
                                  Title: Principal
                                        ----------------------------------------

                                  130 Liberty Street, 14th Floor
                                  New York, New York 10003

                                  CREDIT LYONNAIS NEW YORK BRANCH
SPECIFIED PERCENTAGE:
         12.76595745%
                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  1301 Avenue of the Americas
                                  New York, New York 10019

                                  BANK OF HAWAII
SPECIFIED PERCENTAGE:
         12.76595745%
                                  By: /s/ DAVID L. WARD
                                     -------------------------------------------
                                  Name: David L. Ward
                                       -----------------------------------------
                                  Title: Officer
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                  EXHIBIT "E-2"

                             COMPLIANCE CERTIFICATE


                                 ________, _____



NationsBank, N.A.,
  as Administrative Lender
901 Main Street, 67th Floor
Dallas, Texas 75202

Attention:  Tom Blake, Senior Vice President

        This Compliance Certificate is made as of , . The undersigned certifies that the calculations set forth herein are true, accurate, and complete, and are made in accordance with the provisions of the Credit Agreement among Sunterra Corporation (formerly known as Signature Resorts, Inc.), NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Administrative Lender, Societe Generale, as Documentation Agent and Lenders, dated as of February 18, 1998 (as amended, modified or supplemented, "Credit Agreement"). All defined terms used herein but not specifically defined shall have the meanings set forth in the Credit Agreement.


1.       Covenant Calculations.

D.       Section 7.3(g).  Guaranties of Indebtedness

         1.       Maximum aggregate amount - 10% of combined total assets of                      $__________
                  the Borrower and the Restricted Subsidiaries

         2.       Actual                                                                          $__________

         3.       Difference  [(1) - (2)]                                                         $__________

E.       Section 7.3(i). Investments in any Person other than the Borrower or a

         Restricted Subsidiary

         1.       Maximum aggregate amount - 10% of combined total assets of                      $__________
                  the Borrower and the Restricted Subsidiaries

         2.       Actual                                                                          $__________

         3.       Difference  [(1) - (2)]                                                         $__________

F.       Section 7.3(j).  Other Investments

         1.       Maximum in aggregate amount outstanding at any time                             $7,500,000

         2.       Actual                                                                          $__________



                                                          EXHIBIT "E-2" - PAGE 1

         3.       Difference [(1) - (2)]                                                          $__________

G.       Section 7.5(f).  Other Asset Sales

         1.       Maximum in aggregate amount during any one fiscal year                          $5,000,000

         2.       Actual                                                                          $__________

         3.       Difference [(1) - (2)]                                                          $__________

H.       Section 7.7.  Capital Expenditures

         1.       Maximum during any fiscal year in aggregate amount ($30MM                       $__________
                  during FYE 12/31/98; $25MM during any fiscal year
                  thereafter)

         2.       Actual                                                                          $__________

         3.       Difference [(1) - (2)]                                                          $__________

I.       Section 7.8(c).  Dividends payable by the Borrower in respect of its

         Capital Stock

         1.       Maximum in aggregate amount during any fiscal year

                  a.       50% of Net Income of the Borrower (excluding from        $__________
                           calculation any Net Income attributable to any
                           Subsidiary of the Borrower other than the Restricted
                           Subsidiaries) during the immediately preceding fiscal
                           year of the Borrower

                  b.       Maximum  [(a) + $10,000,000]                                           $__________

         2.       Actual                                                                          $__________

         3.       Difference  [(1) - (2)]                                                         $__________

J.       Section 7.11.  Minimum Interest Coverage Ratio

         1.       Minimum at the end of any fiscal quarter                                        2.50 to 1

         2. Actual, calculated for the four consecutive fiscal quarters ending on the date of calculation

                  a. EBITDA, calculated on a consolidated basis for the Borrower and its Subsidiaries

                           (1)     Pretax Net Income (excluding therefrom, to the   $__________
                                   extent included in determining Pretax Net
                                   Income, any items of extraordinary gain,
                                   including net gains on the sale of assets other
                                   than asset sales in the ordinary course of
                                   business, and adding thereto, to the extent
                                   included in determining Pretax Net Income,
                                   any items of extraordinary loss, including net
                                   losses on the sale of assets)



                                                          EXHIBIT "E-2" - PAGE 2

                           (2)      Interest expense                                $__________

                           (3)      Non-recurring charges incurred as a result of   $__________
                                    business combinations utilizing the pooling
                                    accounting method to the extent that such
                                    charges would be permitted to be capitalized
                                    utilizing the purchase accounting method

                           (4)      Depreciation                                    $__________

                           (5)      Amortization                                    $__________

                           (6)      Other non-cash charges (to the extent included  $__________
                                    in determining EBIT)

                           (7)      EBITDA  [(1) + (2) + (3) + (4) + (5) + (6)]                   $__________

                  b.       Interest Expense (including interest expense pursuant to               $__________
                           Capitalized Lease Obligations)

                  c.       Interest Coverage Ratio [(a) to (b)]                                   __________to 1

K.       Section 7.12.  Minimum Adjusted Net Worth

         1.       Minimum

                  a.       50% of cumulative Net Income of the Borrower and         $__________
                           the Restricted Subsidiaries for the period from, but not
                           including, June 30, 1997 through the date of
                           calculation (but excluding from the calculation of such
                           cumulative Net Income the effect, if any, of any fiscal
                           quarter (or portion of a fiscal quarter not then ended)
                           of the Borrower or any Restricted Subsidiary for which
                           Net Income was a negative number)

                  b.       75% of the Net Cash Proceeds received by the             $__________
                           Borrower after June 30, 1997 as a result of any
                           offering of Equity or pursuant to any conversion or
                           exchange of convertible Indebtedness or preferred
                           Capital Stock into common Capital Stock of the
                           Borrower



                                                          EXHIBIT "E-2" - PAGE 3

                  c.       75% of the Adjusted Net Worth of any Person that         $__________
                           becomes a Restricted Subsidiary or is merged into or
                           consolidated with the Borrower or any Restricted
                           Subsidiary after June 30, 1997 or substantially all of
                           the assets of which are acquired by the Borrower or
                           any Restricted Subsidiary after June 30, 1997 (in each
                           case determined as of the date that such Person
                           becomes a Restricted Subsidiary or is merged into or
                           consolidated with the Borrower or a Restricted
                           Subsidiary or that such assets are so acquired) provided
                           that the purchase price paid therefor is paid in equity
                           securities of the Borrower or any Subsidiary of the
                           Borrower

                  d.       Minimum Adjusted Net Worth  [(a) + (b) + (c) +                         $__________
                           $155,000,000]

         2. Actual (for Borrower and the Restricted Subsidiaries, on a consolidated basis)

                  a.       Net Worth                                                $__________

                  b.       Any write-up in the book value of assets resulting from  $__________
                           revaluation thereof subsequent to December 31, 1966

                  c.       Actual Adjusted Net Worth  [(a) - (b)]                                 $__________

         3.       Difference  [(2) - (1)]                                                         $__________

L.       Section 7.13.  Maximum Senior Debt to Total Capital

         1.       Maximum at the end of applicable fiscal quarter (0.35 to 1 for                  0.__ to 1
                  the fiscal quarter ending 12/31/98 and 0.30 to 1 for any other fiscal quarter)

         2.       Actual

                  a.       Senior Debt

                           (1)      Total Debt

                                    (a)     Indebtedness for borrowed money         $__________

                                    (b)     Obligations evidenced by bonds,         $__________
                                            debentures, notes or other similar
                                            instruments

                                    (c)     Obligations to pay the deferred                       $__________
                                            purchase price of property or services
                                            other than trade payables incurred in
                                            the ordinary course of business



                                                          EXHIBIT "E-2" - PAGE 4

                                    (d)     Obligations in respect of letters of    $__________
                                            credit, banker's acceptances and
                                            similar instruments

                                    (e)     Obligations under Hedge Agreements      $__________

                                    (f)     Capitalized Lease Obligations           $__________

                                    (g)     Obligations in respect of payment,      $__________
                                            performance and similar bonds

                                    (h)     Net Exposure Under Securitization       $__________

                                    (i)     Total Debt  [(a) + (b) + (c) + (d) +                  $__________
                                            (e) + (f) + (g) + (h)]

                           (2)      Subordinated Debt

                                    (a)     The 5.75% Convertible Subordinated      $__________
                                            Notes, issued by the Borrower as of
                                            January 15, 1997, in the aggregate
                                            original principal amount of
                                            $138,000,000, due in 2007

                                    (b)     The 9.75% Senior Subordinated Notes,    $__________
                                            issued by the Borrower as of August 1,
                                            1997, in the aggregate original
                                            principal amount of $200,000,000, due
                                            October 1, 2007

                                    (c)     Any other Indebtedness of the           $__________
                                            Borrower or any Subsidiary of the
                                            Borrower having maturities and terms,
                                            and which is subordinated to payment
                                            of the Obligations in a manner,
                                            approved in writing by the
                                            Administrative Lender and the
                                            Determining Lenders, with only such
                                            changes or amendments as are not
                                            prohibited by Section 7.19 of the
                                            Credit Agreement

                                    (d)     Subordinated Debt  [(a) + (b) +(c)]                   $__________

                           (3)      Senior Debt  [(1) - (2)]                                      $__________

                  b.       Total Capital

                           (1)      Total Debt  (I.2.a.(1)(i) above)                $__________

                           (2)      Adjusted Net Worth  (K.2.c. above)              $__________

                           (3)      Total Capital  [(1) + (2)]                                    $__________

                  c.       Actual Senior Debt to Total Capital  [(a) to (b)]                      _________ to 1




                                                          EXHIBIT "E-2" - PAGE 5

M.       Section 7.14.  Maximum Total Debt to Total Capital

         1.       Maximum at the end of any fiscal quarter after December 31,                     0.73 to 1
                  1997

         2.       Actual

                  a.       Total Debt  (I.2.a.(1)(i) above)                         $__________

                  b.       Total Capital  (I.2.b.(3) above)                         $__________

                  c.       Actual Total Debt to Total Capital  [(a) to (b)]                       __________ to 1

N.       Section 7.15.  Sale and Leaseback

         1.       Maximum aggregate amount during any fiscal year                                 $2,000,000

         2.       Actual                                                                          $__________

         3.       Difference  [(1) - (2)]                                                         $__________


        The undersigned hereby further certifies to the following as of the date of this Certificate:

        1. The undersigned has reviewed the relevant terms of this Certificate and has made, or caused to be made, under his/her supervision, a review of the transactions and condition of the Borrower from the beginning of the accounting period covered by the financial statements being delivered herewith to the date of this Certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default.

        2. The Borrower is in compliance in all material respects with all of the terms and conditions of the Credit Agreement and other Loan Documents.

        3. The financial statements delivered to Administrative Lender have been prepared according to GAAP applied on a consistent basis in all material respects with those previously delivered.


                                            SUNTERRA CORPORATION (formerly known
                                            as Signature Resorts, Inc.), a
                                            Maryland corporation

                                            By:
                                               ---------------------------------
                                               Name:
                                                   -----------------------------
                                               Title:
                                                   -----------------------------



                                                          EXHIBIT "E-2" - PAGE 6